UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-10321
                                   ------------


                            AXP PARTNERS SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:    5/31
                         --------------

AXP(R) Partners
        Aggressive
             Growth
                Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                    May 31, 2004

AXP Partners Aggressive Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            9

Investments in Securities                  10

Financial Statements                       14

Notes to Financial Statements              17

Report of Independent Registered
   Public Accounting Firm                  29

Federal Income Tax Information             30

Board Members and Officers                 31

Proxy Voting                               33

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF MAY 31, 2004

PORTFOLIO MANAGERS

Turner Investment Partners, Inc.

Portfolio manager                         Since            Years in industry
Christopher K. McHugh                     4/03                    18
Robert E. Turner, CFA                     4/03                    23
William C. McVail, CFA                    4/03                    17

American Century Investment
Management, Inc.

Portfolio manager                         Since            Years in industry
Glenn A. Fogle, CFA                       4/03                    17
David M. Holland                          3/04                     6

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 4/24/03      B: 4/24/03      C: 4/24/03      Y: 4/24/03

Ticker symbols
A: ASGFX        B: --           C: --           Y: --

Total net assets                                               $26.6 million

Number of holdings                                                       186

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                     LARGE
                X    MEDIUM SIZE
                     SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Health care 25.4%
Technology 20.8%
Consumer discretionary 18.0%
Industrials 10.6%
Telecommunications 6.9%
Financials 6.8%
Consumer staples 4.9%
Energy 3.5%
Materials 2.1%
Utilities 1.0%

TOP TEN HOLDINGS

Percentage of portfolio assets

Whole Foods Market (Retail -- general)                                   2.1%
Boston Scientific (Health care products)                                 2.0
NII Holdings Cl B (Cellular telecommunications)                          2.0
Research in Motion (Telecom equipment & services)                        1.9
Natl Semiconductor (Electronics)                                         1.8
Symantec (Computer software & services)                                  1.7
MGI Pharma (Health care products)                                        1.4
Coach (Textiles & apparel)                                               1.4
W Holding (Banks and savings & loans)                                    1.4
Amphenol Cl A (Electronics)                                              1.3

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of medium-sized companies may be subject to more erratic or abrupt price movements than stocks of larger companies. Furthermore, some of these companies may have fewer financial resources.

Fund holdings are subject to change.

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3   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Aggressive Growth Fund's portfolio is managed by two independent money management firms that each invest a portion of Fund assets in mid-cap stocks with accelerating revenues and earnings. For the 12 months ended May 31, 2004, the Fund's Class A shares rose 29.09%, excluding sales charge, outperforming its benchmark, the Russell Midcap(R) Growth Index, which gained 27.12%. The Fund also significantly outperformed its peer group, as represented by the Lipper Mid-Cap Growth Funds Index, which advanced 22.13% for the period. As of May 31, 2004, American Century Investment Management, Inc. (American Century) and Turner Investment Partners, Inc. (Turner) each managed approximately 50% of the Fund's portfolio. The Fund's portfolio turnover for the 12-month period was 189%.

Q: What factors affected performance the most for your portion of AXP Partners Aggressive Growth Fund for the annual period ended May 31, 2004?

    American Century: Our portion of the Fund outperformed the Russell Midcap(R) Growth Index for the 12 months ended May 31, 2004. The upswing in economic growth and corporate profits boosted stock returns for most of the Fund's fiscal year. However, the rally lost some of its momentum in the first few months of 2004, when investors began to question the sustainability of the economic expansion, given rising oil prices, and prospects of higher interest rates sooner than later.

    More specifically, our portion of the Fund generated its best performance from stock selection in the health care sector. The greatest gains came from holdings in the health care equipment and supplies industry. One of our top contributors in the Fund was medical device company Boston Scientific,

(bar chart)

                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2004
 30%                    (bar 1)         (bar 2)
                        +29.09%         +27.12%
 25%                                                (bar 3)
                                                    +22.13%
 20%

 15%

 10%

  5%

  0%

(bar 1) AXP Partners Aggressive Growth Fund Class A (excluding sales charge) (bar 2) Russell MidCap(R) Growth Index (unmanaged)
(bar 3) Lipper Mid-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The greatest gains came from holdings in the health care equipment and supplies industry.(end callout quote)

    -- American Century

    which reported strong sales of its drug-coated stent. Investments in the pharmaceuticals industry also performed well, with MGI Pharma a standout. The company boosted its first quarter 2004 and full year sales estimates for a drug used to prevent chemotherapy-induced nausea. Our investments in consumer discretionary companies also advanced, particularly athletic shoe manufacturers, which reported strong sales.

AVERAGE ANNUAL TOTAL RETURNS
                                Class A                Class B                 Class C                    Class Y
(Inception dates)              (4/24/03)              (4/24/03)               (4/24/03)                  (4/24/03)
                          NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)    NAV(5)     POP(5)
as of May 31, 2004
1 year                    +29.09%    +21.66%    +28.22%      +24.22%      +28.22%      +28.22%       +29.26%    +29.26%
Since inception           +37.75%    +30.54%    +36.70%      +33.17%      +36.70%      +36.70%       +37.93%    +37.93%

as of June 30, 2004
1 year                    +28.74%    +21.34%    +27.90%      +23.90%      +27.72%      +27.72%       +29.10%    +29.10%
Since inception           +36.85%    +30.17%    +35.89%      +32.69%      +35.73%      +35.73%       +37.17%    +37.17%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

    Our portion of the Fund's information technology holdings overall rose during the annual period, with positions in the communications equipment and semiconductor industries making the greatest contributions. Indeed, Research in Motion was a top contributor for the fiscal year. The Canadian company's profits climbed, as its revenues more than doubled amid broadening popularity of its BlackBerry(R) wireless e-mail device. Not all holdings in this sector performed well. For example, our position in hard disk drive maker Maxtor detracted from returns. Stiff competition in the hard disk drive market forced Maxtor to reduce its prices, cutting into its profit margins.

    The financials sector was the most notable detractor from our portion's annual performance relative to the Russell Midcap Growth Index. Holdings among the insurance and capital markets industries weighed most on results. In the thrifts and mortgage finance industry, New York Community Bank also detracted from the portfolio's returns. The banking company narrowly missed its first quarter 2004 earnings expectations, and analysts cited heavy investments in mortgage-backed securities as the culprit.

    Turner: Our portion of the Fund modestly outperformed the Fund's benchmark index for the fiscal year. These positive results were due primarily to effective stock selection in the consumer discretionary, health care, and technology sectors. In the consumer discretionary sector, CDW Corp., a direct marketer of multibrand computers, was a major contributor to performance. Royal Caribbean Cruises, in the hotels/resorts/cruise lines industry, also boosted returns. Within health care, holdings in the biotechnology industry did best, including Gilead Sciences and OSI Pharmaceuticals. In technology, the semiconductor industry was the greatest contributor to performance. The electronic production equipment industry also posted strong relative results.

    On the other hand, select holdings in the materials and processing, utilities, and autos and transportation sectors detracted from our portion of the Fund's performance for the 12-month period. The majority of our underperformance came from stock selection in the wireless telecommunications industry. Specifically, not owning the strongly-performing Nextel Communications had a negative effect on performance. In autos and transportation, stock selection in the airline industry hurt most. There were a few disappointments within the consumer

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6   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We continue to seek stocks of those companies with excellent fundamental business models that are most likely to report the strongest earnings going forward.(end callout quote)

    -- Turner Investments

    discretionary sector as well, specifically within the advertising/marketing services and the specialty store industries.

Q: What changes did you make to the portfolio and how is it currently positioned?

    American Century: Our process of seeking to identify companies demonstrating fundamental strength and sustainable improvement in their businesses led to several changes in the portfolio. Within the health care sector, we reduced the portfolio's exposure to health care providers and increased its allocation to the biotechnology industry. Elsewhere, we increased the portfolio's allocation to the industrials, consumer staples, materials, telecommunications services, and consumer discretionary sectors. In the consumer staples sector, we added Whole Foods Market to the portfolio. Since we bought the stock, the specialty food store saw its sales rise and profit margins widen, prompting the company to raise its full-year 2004 earnings and revenue outlook. We reduced the portfolio's exposure to the energy and financial sectors as we found more attractive investments elsewhere.

    At the end of the fiscal year, health care remained our portion's largest sector position. Information technology was the portfolio's second largest sector weighting.

    Turner: We continued to focus on investing in companies in industries that we believe have strong earnings growth prospects in an improving U.S. economy. We particularly sought to have exposure to those companies that should benefit from upward trends in corporate spending and capital investment.

    Thus, at the end of the annual period, we maintained a significant exposure to telecommunications equipment companies within the technology sector. This is an area that saw some of the deepest declines in capital spending in recent years and one that we expect to experience strong year-over-year growth. We maintained an exposure to semiconductor-related stocks, but we shifted our focus from semiconductor companies servicing the consumer and personal computer markets to those targeting the business enterprise and

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7   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

    wireless communications markets. In the consumer sectors, we emphasized Internet services companies with strong business models that we believe may be poised to become dominant players in their industries. We also held select specialty retailers that could, in our view, deliver strong growth in sales and operating margins. We maintained holdings in hotel, resort, and cruise line stocks, seeking to benefit from the gradual improvement in both leisure and corporate travel. Our health care holdings were well diversified, with an emphasis on the managed health care, medical specialties, and specialty and generic pharmaceuticals industries. In the financial sector, we had exposure to brokerage stocks and to Internet-related financial services stocks. We believe that financial services companies have done a good job in addressing customers' needs online.

Q:  How do you intend to manage the Fund in the coming months?

    American Century: We are encouraged by the resilience demonstrated by the U.S. economy and the stock market during the past fiscal year. While it is impossible to be certain that such progress can be sustained, we believe there will be opportunities for mid-sized and smaller companies to grow their earnings and revenues at accelerating rates in the months ahead. Our ongoing focus remains on owning these improving businesses in order to achieve solid performance over the long term.

    Turner: We continue to seek stocks of those companies with excellent fundamental business models that are most likely to report the strongest earnings going forward. We believe these stocks should do best in an equity market that may be beset by periodic attacks of investor anxiety and mixed economic signals. In our view, companies that offer especially solid earnings potential in the months ahead include firms that tend to flourish when the economic cycle is maturing.

    Overall, we anticipate that cyclical stocks will perform relatively well, benefiting from the Federal Reserve Board's current hesitancy about raising interest rates. Stocks also should benefit generally from an increase in mergers and acquisitions, ongoing productivity gains, and double-digit corporate earnings growth. Longer term, we believe the U.S. equity markets have the potential to do well over the next several years. Thus, effective stock selection will continue to be a key driver of strong investment performance results.

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8   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners Aggressive Growth Fund Class A shares (from 5/1/03 to 5/31/04) as compared to the performance of two widely cited performance indices, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                     IN AXP PARTNERS AGGRESSIVE GROWTH FUND

AXP Partners Aggressive
  Growth Fund Class A      $ 9,425 $10,390  $11,726   $12,877  $13,509  $13,413
Russell Midcap(R)
  Growth Index(1)          $10,000 $10,962  $12,150   $13,220  $14,036  $13,935
Lipper Mid-Cap Growth
  Funds Index(2)           $10,000 $10,827  $11,992   $12,795  $13,367  $13,222
                            5/1/03 5/31/03  8/31/03  11/30/03  2/29/04  5/31/04

                          Average Annual Total Returns
                 Class A with Sales Charge as of May 31, 2004
1 year                                                              +21.66%
Since inception (4/24/03)                                           +30.54%

             Results for other share classes can be found on page 5.

(1) Russell Midcap Growth Index, an unmanaged index, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

(2) Lipper Mid-Cap Growth Funds Index, an index published by Lipper Inc., that includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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9   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Partners Aggressive Growth Fund

May 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (95.5%)
Issuer                                          Shares              Value(a)

Aerospace & defense (0.4%)
L-3 Communications Holdings                     1,055               $67,246
Rockwell Automation                             1,430                48,420
Total                                                               115,666

Automotive & related (0.8%)
Autoliv                                         1,300(c)             53,755
Eaton                                           1,550                90,442
O'Reilly Automotive                             1,477(b)             66,362
Total                                                               210,559

Banks and savings & loans (3.3%)
Comerica                                        1,173                66,404
East West Bancorp                               1,181                71,651
Investors Financial Services                    2,320                90,758
Marshall & Ilsley                               1,555                63,988
Mercantile Bankshares                           1,383                64,572
TCF Financial                                   2,347               130,916
UCBH Holdings                                     990                37,561
W Holding                                      20,879(c)            355,987
Total                                                               881,837

Beverages & tobacco (0.8%)
Coca-Cola Enterprises                           5,778               159,184
Fortune Brands                                    824                62,047
Total                                                               221,231

Broker dealers (0.9%)
Affiliated Managers Group                       2,120(b)            103,350
Legg Mason                                      1,670               146,476
Total                                                               249,826

Building materials & construction (0.5%)
American Standard                               3,330(b)            124,942

Cellular telecommunications (2.2%)
NII Holdings Cl B                              13,808(b)            499,436
Western Wireless Cl A                           3,330(b)             91,175
Total                                                               590,611

Chemicals (0.4%)
Ecolab                                          3,160                96,412

Computer hardware (0.9%)
Lexmark Intl Cl A                               1,610(b)            151,856
NVIDIA                                          4,030(b)             95,027
Total                                                               246,883

Computer software & services (10.8%)
Activision                                      4,303(b)             68,073
Akamai Technologies                             4,810(b)             71,477
ASK Jeeves                                      3,971(b)            160,428
Ceridian                                        3,350(b)             75,040
Certegy                                         1,654                62,405
Check Point Software Technologies               9,340(b,c)          222,105
CheckFree                                       2,670(b)             81,862
ChoicePoint                                     1,400(b)             60,550
Citrix Systems                                  7,090(b)            149,245
CNET Networks                                  10,700(b)            103,362
Comverse Technology                             8,650(b)            152,846
Electronic Arts                                 1,760(b)             89,461
Fiserv                                          3,140(b)            118,755
Global Payments                                 1,500                69,990
Hyperion Solutions                              2,430(b)             96,325
InfoSpace                                       1,340(b)             49,017
Juniper Networks                                6,480(b)            135,497
Network Associates                             11,134(b)            185,381
Red Hat                                         6,860(b)            187,484
Siebel Systems                                  7,600(b)             82,080
SINA                                            3,300(b,c)          119,526
Symantec                                        9,517(b)            435,878
VeriSign                                        4,750(b)             86,165
Total                                                             2,862,952

Electronics (8.1%)
Amphenol Cl A                                  10,292(b)            335,519
Analog Devices                                  2,742               134,769
Broadcom Cl A                                   4,520(b)            190,789
Cymer                                           2,600(b)             95,680
Flextronics Intl                                3,540(b,c)           62,162
FormFactor                                      3,300(b)             62,040
Integrated Device Technology                    4,440(b)             64,735

See accompanying notes to investments in securities.

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10   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Issuer                                          Shares              Value(a)

Electronics (cont.)
Lam Research                                    5,970(b)           $150,026
Microchip Technology                            3,420               108,448
Natl Semiconductor                             20,952(b)            454,031
PMC-Sierra                                      6,710(b)             94,611
Power-One                                       6,370(b)             64,210
Sanmina-SCI                                    15,290(b)            161,768
Silicon Laboratories                            2,370(b)            123,690
Tektronix                                       1,750                55,230
Total                                                             2,157,708

Energy (2.2%)
Ashland                                         2,060                97,129
Chesapeake Energy                               3,740                49,368
EOG Resources                                   2,347               125,400
Murphy Oil                                      1,055                68,849
XTO Energy                                      9,390               237,098
Total                                                               577,844

Energy equipment & services (1.2%)
BJ Services                                     1,452(b)             60,824
Nabors Inds                                     1,180(b,c)           48,852
Smith Intl                                      4,141(b)            206,760
Total                                                               316,436

Environmental services (0.2%)
Republic Services                               2,278                65,720

Finance companies (0.4%)
MGIC Investment                                 1,330                97,090

Financial services (1.2%)
Alliance Data Systems                           3,280(b)            121,393
CapitalSource                                   2,780(b)             60,409
T. Rowe Price Group                             2,770               133,403
Total                                                               315,205

Food (0.9%)
McCormick                                       4,344               153,995
Smithfield Foods                                2,489(b)             72,156
Total                                                               226,151

Furniture & appliances (0.3%)
Stanley Works                                   1,561                67,982

Health care products (17.0%)
Alkermes                                        4,007(b)             57,701
American Medical
  Systems Holdings                              1,042(b)             32,646
Apogent Technologies                            4,612(b)            148,599
Bard (CR)                                       2,389               267,973
Beckman Coulter                                 1,555                94,078
Biogen Idec                                     4,050(b)            251,707
Boston Scientific                              11,515(b)            510,114
Elan ADR                                       14,230(b,c)          334,263
Endo Pharmaceuticals Holdings                   2,500(b)             56,600
Eon Labs                                        2,682(b)            202,571
Gen-Probe                                       3,040(b)            127,498
ImClone Systems                                 2,869(b)            212,306
INAMED                                          3,547(b)            211,224
Invitrogen                                      1,540(b)            106,953
IVAX                                            5,442(b)            132,513
Laboratory Corp of
  America Holdings                              1,350(b)             55,836
Ligand Pharmaceuticals Cl B                     7,044(b)            143,979
Medicis Pharmaceutical Cl A                     4,568               193,318
Mentor                                          4,118               131,982
MGI Pharma                                      5,695(b)            366,244
Neurocrine Biosciences                          1,500(b)             85,935
OSI Pharmaceuticals                               780(b)             63,929
PerkinElmer                                     2,680                52,287
Salix Pharmaceuticals                           2,968(b)             89,545
Sepracor                                        1,550(b)             68,960
Varian Medical Systems                          1,690(b)            140,101
Waters                                          1,372(b)             63,222
Zimmer Holdings                                 3,570(b)            304,699
Total                                                             4,506,783

Health care services (7.3%)
Aetna                                           3,949               320,660
Anthem                                            712(b)             63,033
Caremark Rx                                     5,160(b)            160,992
Charles River Laboratories Intl                 1,140(b)             51,391
Coventry Health Care                            5,441(b)            250,721
DaVita                                          1,383(b)             64,199
Fisher Scientific Intl                          5,212(b)            299,221
Manor Care                                      1,740                54,514
McKesson                                        1,660                57,104
Omnicare                                        2,230                95,890
PacifiCare Health Systems                       2,830(b)            104,512
QLT                                            13,244(b,c)          305,936
Schein (Henry)                                  1,670(b)            112,157
Total                                                             1,940,330

See accompanying notes to investments in securities.

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11   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Issuer                                          Shares              Value(a)

Household products (3.0%)
Avon Products                                     742               $65,786
Clorox                                          1,600                83,776
Estee Lauder Cl A                               6,201               283,944
Helen of Troy                                   3,573(b,c)          119,445
Jarden                                            928(b)             32,480
Nu Skin Enterprises Cl A                        6,595               147,728
Rayovac                                         2,306(b)             62,493
Total                                                               795,652

Industrial services (0.5%)
Fastenal                                        2,389               123,655

Industrial transportation (2.5%)
CNF                                             5,113               199,305
Expeditors Intl of Washington                   4,732               215,022
Ryder System                                    1,771                65,793
Teekay Shipping                                 1,880(c)             65,255
Yellow Roadway                                  3,688(b)            131,698
Total                                                               677,073

Insurance (0.2%)
Axis Capital Holdings                           2,340(c)             65,403

Leisure time & entertainment (2.1%)
Brunswick                                       2,230                90,315
Marvel Enterprises                              6,345(b)            128,804
WMS Inds                                        8,225(b)            252,507
Wynn Resorts                                    2,300(b)             88,780
Total                                                               560,406

Lodging & gaming (3.1%)
Intl Game Technology                            6,253               245,743
Mandalay Resort Group                           3,754               205,907
Marriott Intl Cl A                              1,760                86,821
Station Casinos                                 6,176               285,454
Total                                                               823,925

Machinery (0.8%)
Deere & Co                                      1,006                66,094
Illinois Tool Works                             1,483               133,292
Total                                                               199,386

Media (1.2%)
Interpublic Group of Companies                  4,310(b)             61,978
Lamar Advertising                               2,080(b)             85,010
Monster Worldwide                               4,570(b)            115,666
Radio One Cl D                                  3,220(b)             55,642
Total                                                               318,296

Metals (0.6%)
Peabody Energy                                  1,120                55,709
Phelps Dodge                                    1,360(b)             92,344
Total                                                               148,053

Multi-industry (5.7%)
Apollo Group Cl A                               1,898(b)            178,032
ARAMARK Cl B                                    1,900                52,231
Career Education                                4,914(b)            334,005
Corinthian Colleges                            11,515(b)            327,141
Education Management                            3,700(b)            127,946
Manpower                                        2,680               127,970
MPS Group                                       5,360(b)             59,389
Pentair                                         1,380                84,566
Strayer Education                               1,071               124,868
Zebra Technologies Cl A                         1,090(b)             88,159
Total                                                             1,504,307

Paper & packaging (0.6%)
Ball                                            1,420                97,000
Boise Cascade                                   1,780                62,567
Total                                                               159,567

Real estate investment trust (0.5%)
Starwood Hotels &
  Resorts Worldwide                             3,010               126,962

Restaurants (0.5%)
Ruby Tuesday                                    1,750                49,613
Starbucks                                       2,220(b)             90,220
Total                                                               139,833

Retail -- general (6.4%)
AnnTaylor Stores                                2,404(b)             68,057
CDW                                             2,760               193,918
Copart                                          8,235(b)            202,993
Foot Locker                                     3,910                92,276
MSC Industrial Direct Cl A                      4,407               127,362
NBTY                                            3,564(b)            131,547
Pep Boys - Manny, Moe & Jack                    6,418               157,177
PETsMART                                        1,990                61,869
Tiffany                                         1,450                51,287
Whole Foods Market                              6,297               541,541
Williams-Sonoma                                 2,590(b)             82,751
Total                                                             1,710,778

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Issuer                                          Shares              Value(a)

Telecom equipment & services (4.4%)
Andrew Corp                                    10,435(b)           $205,048
Avaya                                           6,310(b)             99,887
Corning                                        15,280(b)            189,319
Polycom                                         5,850(b)            119,867
QUALCOMM                                          973                65,259
Research in Motion                              4,081(b,c)          489,720
Total                                                             1,169,100

Textiles & apparel (2.7%)
Chico's FAS                                     2,880(b)            123,552
Coach                                           8,213(b)            358,168
Nike Cl B                                       1,898               135,043
Urban Outfitters                                2,018(b)            110,829
Total                                                               727,592

Utilities -- natural gas (0.9%)
Kinder Morgan                                     860                51,600
Western Gas Resources                           3,543               195,928
Total                                                               247,528

Total common stocks
(Cost: $23,420,850)                                             $25,369,684

Total investments in securities
(Cost: $23,420,850)(d)                                          $25,369,684

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of May 31, 2004, the value of foreign securities represented 8.4% of net assets.

(d) At May 31, 2004, the cost of securities for federal income tax purposes was $23,681,890 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $1,943,259
     Unrealized depreciation                                       (255,465)
                                                                   --------
     Net unrealized appreciation                                 $1,687,794
                                                                 ----------

--------------------------------------------------------------------------------
13   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Aggressive Growth Fund

May 31, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $23,420,850)                                                                        $25,369,684
Cash in bank on demand deposit                                                                            1,436,999
Capital shares receivable                                                                                    41,184
Dividends and accrued interest receivable                                                                     5,124
Receivable for investment securities sold                                                                   316,135
                                                                                                            -------
Total assets                                                                                             27,169,126
                                                                                                         ----------
Liabilities
Payable for investment securities purchased                                                                 537,314
Accrued investment management services fee                                                                      641
Accrued distribution fee                                                                                        211
Accrued transfer agency fee                                                                                      89
Accrued administrative services fee                                                                              43
Other accrued expenses                                                                                       65,294
                                                                                                             ------
Total liabilities                                                                                           603,592
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                      $26,565,534
                                                                                                        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $    38,251
Additional paid-in capital                                                                               24,302,406
Excess of distributions over net investment income                                                          (86,211)
Accumulated net realized gain (loss)                                                                        362,254
Unrealized appreciation (depreciation) on investments                                                     1,948,834
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                                $26,565,534
                                                                                                        ===========
Net assets applicable to outstanding shares:                  Class A                                   $16,527,792
                                                              Class B                                   $ 3,362,861
                                                              Class C                                   $   239,868
                                                              Class I                                   $ 6,404,150
                                                              Class Y                                   $    30,863
Net asset value per share of outstanding capital stock:       Class A shares            2,379,153       $      6.95
                                                              Class B shares              488,093       $      6.89
                                                              Class C shares               34,831       $      6.89
                                                              Class I shares              918,556       $      6.97
                                                              Class Y shares                4,434       $      6.96
                                                                                            -----       -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Partners Aggressive Growth Fund

Year ended May 31, 2004
Investment income
Income:
Dividends                                                                                                $   39,803
Interest                                                                                                      4,797
   Less foreign taxes withheld                                                                                 (543)
                                                                                                               ----
Total income                                                                                                 44,057
                                                                                                             ------
Expenses (Note 2):
Investment management services fee                                                                          117,564
Distribution fee
   Class A                                                                                                   24,832
   Class B                                                                                                   17,458
   Class C                                                                                                      791
Transfer agency fee                                                                                          16,462
Incremental transfer agency fee
   Class A                                                                                                    1,339
   Class B                                                                                                      748
   Class C                                                                                                       46
Service fee -- Class Y                                                                                           31
Administrative services fees and expenses                                                                     7,449
Custodian fees                                                                                              121,127
Printing and postage                                                                                         24,120
Registration fees                                                                                            56,819
Audit fees                                                                                                   17,000
Other                                                                                                         7,571
                                                                                                              -----
Total expenses                                                                                              413,357
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (208,457)
                                                                                                           --------
                                                                                                            204,900
   Earnings credits on cash balances (Note 2)                                                                   (63)
                                                                                                                ---
Total net expenses                                                                                          204,837
                                                                                                            -------
Investment income (loss) -- net                                                                            (160,780)
                                                                                                           --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                           899,336
   Foreign currency transactions                                                                               (606)
                                                                                                               ----
Net realized gain (loss) on investments                                                                     898,730
Net change in unrealized appreciation (depreciation) on investments                                       1,456,830
                                                                                                          ---------
Net gain (loss) on investments                                                                            2,355,560
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $2,194,780
                                                                                                         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Aggressive Growth Fund
                                                                                                     For the period from
                                                                                May 31, 2004          April 24, 2003* to
                                                                                 Year ended              May 31, 2003
Operations and distributions
Investment income (loss) -- net                                                  $  (160,780)            $   (5,396)
Net realized gain (loss) on investments                                              898,730                 17,205
Net change in unrealized appreciation (depreciation) on investments                1,456,830                428,186
                                                                                   ---------                -------
Net increase (decrease) in net assets resulting from operations                    2,194,780                439,995
                                                                                   ---------                -------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                        (391,278)                    --
     Class B                                                                         (76,795)                    --
     Class C                                                                          (3,089)                    --
     Class Y                                                                          (1,303)                    --
                                                                                   ---------                -------
Total distributions                                                                 (472,465)                    --
                                                                                   ---------                -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        11,603,550                231,605
   Class B shares                                                                  3,460,228                113,118
   Class C shares                                                                    222,647                     --
   Class I shares                                                                  6,420,055                     --
   Class Y shares                                                                     13,284                  8,339
Reinvestment of distributions at net asset value
   Class A shares                                                                    182,283                     --
   Class B shares                                                                     76,154                     --
   Class C shares                                                                      2,480                     --
   Class Y shares                                                                        780                     --
Payments for redemptions
   Class A shares                                                                 (1,476,873)                  (512)
   Class B shares (Note 2)                                                          (474,819)                    --
   Class I shares                                                                    (30,154)                    --
   Class Y shares                                                                    (10,250)                    --
                                                                                   ---------                -------
Increase (decrease) in net assets from capital share transactions                 19,989,365                352,550
                                                                                  ----------                -------
Total increase (decrease) in net assets                                           21,711,680                792,545
Net assets at beginning of period (Note 1)                                         4,853,854              4,061,309**
                                                                                   ---------              ---------
Net assets at end of period                                                      $26,565,534             $4,853,854
                                                                                 ===========             ==========

 * When shares became publicly available.

** Initial capital of $4,000,000 was contributed on April 17, 2003. The Fund had an increase in net assets resulting from operations of $61,309 during the period from April 17, 2003 to April 24, 2003 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Aggressive Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of medium-sized U.S. companies. On April 17, 2003, American Express Financial Corporation (AEFC) invested $4,000,000 in the Fund which represented
 794,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on April 24, 2003.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of May 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 24.11% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $74,569 and accumulated net realized gain has been decreased by $74,460 resulting in a net reclassification adjustment to decrease paid-in capital by $109.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the periods indicated is as follows:

                                                            For the period from
                                           May 31, 2004      April 24, 2003* to
                                            Year ended          May 31, 2003
Class A
Distributions paid from:
    Ordinary income                          $391,278               $--
    Long-term capital gain                         --                --
Class B
Distributions paid from:
    Ordinary income                            76,795                --
    Long-term capital gain                         --                --
Class C
Distributions paid from:
    Ordinary income                             3,089                --
    Long-term capital gain                         --                --
Class I**
Distributions paid from:
    Ordinary income                                --               N/A
    Long-term capital gain                         --               N/A
Class Y
Distributions paid from:
    Ordinary income                             1,303                --
    Long-term capital gain                         --                --

  * When shares became publicly available.

 ** Inception date was March 4, 2004.

As of May 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                    $  501,004
Accumulated long-term gain (loss)                                $   36,079
Unrealized appreciation (depreciation)                           $1,687,794

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.89% to 0.765% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $7,064 for the year ended May 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Turner Investment Partners, Inc. and American Century Investment Management, Inc. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $129,509 for Class A and $1,999 for Class B for the year ended May 31, 2004.

For the year ended May 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.55% for Class A, 2.34% for Class B, 2.35% for Class C, 1.14% for Class I and 1.37% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2005. Under this agreement, net expenses will not exceed 1.55% for Class A, 2.34% for Class B, 2.35% for Class C, 1.23% for Class I and 1.37% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2004, the Fund's custodian and transfer agency fees were reduced by $63 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $41,495,815 and $23,130,172, respectively, for the year ended May 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $103 for the year ended May 31, 2004.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                             Year ended May 31, 2004
                                              Class A    Class B    Class C   Class I*    Class Y
Sold                                        1,744,673    522,941     32,449    922,932      2,104
Issued for reinvested distributions            27,958     11,734        382         --        120
Redeemed                                     (231,427)   (70,303)        --     (4,376)    (1,435)
                                            ---------    -------     ------    -------     ------
Net increase (decrease)                     1,541,204    464,372     32,831    918,556        789
                                            ---------    -------     ------    -------     ------

* Inception date was March 4, 2004.
                                                        April 24, 2003** to May 31, 2003
                                              Class A    Class B    Class C    Class I    Class Y
Sold                                           44,047     21,721         --        N/A      1,645
Issued for reinvested distributions                --         --         --        N/A         --
Redeemed                                          (98)        --         --        N/A         --
                                            ---------    -------     ------    -------     ------
Net increase (decrease)                        43,949     21,721         --        N/A      1,645
                                            ---------    -------     ------    -------     ------

** When shares became publicly available.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2004.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                 2004       2003(b)
Net asset value, beginning of period                                       $5.60      $5.08
Income from investment operations:
Net investment income (loss)                                                (.04)      (.01)
Net gains (losses) (both realized and unrealized)                           1.65        .53
Total from investment operations                                            1.61        .52
Less distributions:
Distributions from realized gains                                           (.26)        --
Net asset value, end of period                                             $6.95      $5.60

Ratios/supplemental data
Net assets, end of period (in millions)                                      $17         $5
Ratio of expenses to average daily net assets(c),(e)                       1.55%      1.46%(d)
Ratio of net investment income (loss) to average daily net assets         (1.20%)    (1.20%)(d)
Portfolio turnover rate (excluding short-term securities)                   189%        27%
Total return(f)                                                           29.09%     10.24%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 3.02% and 24.14% for the periods ended May 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                 2004       2003(b)
Net asset value, beginning of period                                       $5.59      $5.08
Income from investment operations:
Net investment income (loss)                                                (.07)      (.02)
Net gains (losses) (both realized and unrealized)                           1.63        .53
Total from investment operations                                            1.56        .51
Less distributions:
Distributions from realized gains                                           (.26)        --
Net asset value, end of period                                             $6.89      $5.59

Ratios/supplemental data
Net assets, end of period (in millions)                                       $3        $--
Ratio of expenses to average daily net assets(c),(e)                       2.34%      2.25%(d)
Ratio of net investment income (loss) to average daily net assets         (1.97%)    (1.92%)(d)
Portfolio turnover rate (excluding short-term securities)                   189%        27%
Total return(f)                                                           28.22%     10.04%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 3.81% and 24.93% for the periods ended May 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                 2004       2003(b)
Net asset value, beginning of period                                       $5.59      $5.08
Income from investment operations:
Net investment income (loss)                                                (.07)      (.02)
Net gains (losses) (both realized and unrealized)                           1.63        .53
Total from investment operations                                            1.56        .51
Less distributions:
Distributions from realized gains                                           (.26)        --
Net asset value, end of period                                             $6.89      $5.59

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--        $--
Ratio of expenses to average daily net assets(c),(e)                       2.35%      2.21%(d)
Ratio of net investment income (loss) to average daily net assets         (1.98%)    (1.95%)(d)
Portfolio turnover rate (excluding short-term securities)                   189%        27%
Total return(f)                                                           28.22%     10.04%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 3.82% and 24.94% for the periods ended May 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2004(b)
Net asset value, beginning of period                                 $7.14
Income from investment operations:
Net investment income (loss)                                          (.03)
Net gains (losses) (both realized and unrealized)                     (.14)
Total from investment operations                                      (.17)
Net asset value, end of period                                       $6.97

Ratios/supplemental data
Net assets, end of period (in millions)                                 $6
Ratio of expenses to average daily net assets(c),(e)                 1.14%(d)
Ratio of net investment income (loss) to average daily net assets    (.72%)(d)
Portfolio turnover rate (excluding short-term securities)             189%
Total return(f)                                                     (2.38%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 2.70% for the period ended May 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                 2004       2003(b)
Net asset value, beginning of period                                       $5.60      $5.08
Income from investment operations:
Net investment income (loss)                                                (.04)      (.01)
Net gains (losses) (both realized and unrealized)                           1.66        .53
Total from investment operations                                            1.62        .52
Less distributions:
Distributions from realized gains                                           (.26)        --
Net asset value, end of period                                             $6.96      $5.60

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--        $--
Ratio of expenses to average daily net assets(c),(e)                       1.37%      1.30%(d)
Ratio of net investment income (loss) to average daily net assets         (1.03%)    (1.03%)(d)
Portfolio turnover rate (excluding short-term securities)                   189%        27%
Total return(f)                                                           29.26%     10.24%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.84% and 23.96% for the periods ended May 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Aggressive Growth Fund (a series of AXP Partners Series, Inc.) as of May 31, 2004, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for year ended May 31, 2004 and for the period from April 24, 2003 (when shares became publicly available) to May 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Aggressive Growth Fund as of May 31, 2004, the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 20, 2004

--------------------------------------------------------------------------------
29   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Aggressive Growth Fund
Fiscal year ended May 31, 2004

Class A

Income distributions -- taxable as dividend income.
   Qualified Dividend Income for individuals                         3.35%
   Dividends Received Deduction for corporations                     3.26%

Payable date                                                     Per share
Dec. 18, 2003                                                     $0.26158

Class B

Income distributions -- taxable as dividend income.
   Qualified Dividend Income for individuals                         3.35%
   Dividends Received Deduction for corporations                     3.26%

Payable date                                                     Per share
Dec. 18, 2003                                                     $0.26158

Class C

Income distributions -- taxable as dividend income.
   Qualified Dividend Income for individuals                         3.35%
   Dividends Received Deduction for corporations                     3.26%

Payable date                                                     Per share
Dec. 18, 2003                                                     $0.26158

Class Y

Income distributions -- taxable as dividend income.
   Qualified Dividend Income for individuals                         3.35%
   Dividends Received Deduction for corporations                     3.26%

Payable date                                                     Per share
Dec. 18, 2003                                                     $0.26158

--------------------------------------------------------------------------------
30   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held       Principal occupation during past five     Other directorships
                                   with Fund and       years
                                   length of service
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Arne H. Carlson                    Board member        Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999          (provides administrative services to
Minneapolis, MN 55402                                  boards). Former Governor  of Minnesota
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Philip J. Carroll, Jr.             Board member        Retired Chairman and CEO,  Fluor          Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002          Corporation (engineering and              Materials Company, Inc.
Minneapolis, MN 55402                                  construction) since 1998                  (construction
Age 66                                                                                           materials/chemicals)
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Livio D. DeSimone                  Board member        Retired Chair of the Board and  Chief     Cargill, Incorporated
30 Seventh Street East             since 2001          Executive Officer, Minnesota Mining and   (commodity merchants and
Suite 3050                                             Manufacturing (3M)                        processors), General Mills,
St. Paul, MN 55101-4901                                                                          Inc. (consumer foods),
Age 70                                                                                           Vulcan Materials Company
                                                                                                 (construction materials/
                                                                                                 chemicals), Milliken &
                                                                                                 Company (textiles and
                                                                                                 chemicals), and Nexia
                                                                                                 Biotechnologies, Inc.
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Anne P. Jones                      Board member        Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Stephen R. Lewis, Jr.*             Board member        Retired President and Professor of        Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002          Economics, Carleton College               (manufactures irrigation
Minneapolis, MN 55402                                                                            systems)
Age 65
---------------------------------- ------------------- ----------------------------------------- -----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alan K. Simpson                   Board member         Former three-term United States Senator
1201 Sunshine Ave.                since 1997           for Wyoming
Cody, WY 82414
Age 72
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alison Taunton-Rigby              Board member since   Founder and Chief Executive Officer,
901 S. Marquette Ave.             2002                 RiboNovix, Inc. since 2004; President,
Minneapolis, MN 55402                                  Forester Biotech since 2000; prior to
Age 60                                                 that, President and CEO, Aquila
                                                       Biopharmaceuticals, Inc.
--------------------------------- -------------------- ----------------------------------------- -----------------------------

Board Member Affiliated with AEFC**

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
William F. Truscott               Board member         Senior Vice President - Chief
53600 AXP Financial Center        since 2001,  Vice    Investment Officer of AEFC since 2001.
Minneapolis, MN 55474             President  since     Former Chief Investment Officer and
Age 43                            2002                 Managing Director, Zurich Scudder
                                                       Investments
--------------------------------- -------------------- ----------------------------------------- -----------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Jeffrey P. Fox                    Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center        2002                 AEFC, since 2002;  Vice President -
Minneapolis, MN 55474                                  Finance, American Express Company,
Age 49                                                 2000-2002;  Vice President - Corporate
                                                       Controller, AEFC, 1996-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Paula R. Meyer                    President since      Senior Vice President and General
596 AXP Financial Center          2002                 Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                                  2002; Vice President and Managing
Age 50                                                 Director - American Express Funds,
                                                       AEFC, 2000-2002; Vice President, AEFC,
                                                       1998-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Leslie L. Ogg                     Vice President,      President of Board Services Corporation
901 S. Marquette Ave.             General Counsel,
Minneapolis, MN 55402             and Secretary
Age 65                            since 1978
--------------------------------- -------------------- ----------------------------------------- -----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
33   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         Fundamental
                Value
                  Fund

Annual Report
for the Period Ended
May 31, 2004

AXP Partners Fundamental Value Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            7

Investments in Securities                   8

Financial Statements                       10

Notes to Financial Statements              13

Report of Independent Registered
   Public Accounting Firm                  25

Federal Income Tax Information             26

Board Members and Officers                 27

Proxy Voting                               29

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF MAY 31, 2004

PORTFOLIO MANAGERS

Davis Advisors

Portfolio manager                                           Chris Davis
Since                                                              6/01
Years in industry                                                    16

Portfolio manager                                          Ken Feinberg
Since                                                              6/01
Years in industry                                                    10

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 6/18/01      B: 6/18/01      C: 6/18/01      Y: 6/18/01

Ticker symbols
A: AFVAX        B: AFVBX        C: AFVCX        Y: --

Total net assets                                         $548.6 million

Number of holdings                                                   63

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
  X                  LARGE
                     MEDIUM SIZE
                     SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 46.6%
Consumer discretionary 11.5%
Consumer staples 9.1%
Short-term securities* 7.4%
Energy 7.2%
Industrials 6.9%
Health care 4.0%
Technology 3.4%
Materials 3.2%
Telecommunications 0.7%

* 0.3% of the securities in this category is due to security lending activity. 7.1% of the short-term securities is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

American Intl Group (Insurance)                                       6.1%
Altria Group (Beverages & tobacco)                                    5.1
Berkshire Hathaway Cl B (Insurance)                                   4.8
Tyco Intl (Multi-industry)                                            4.2
HSBC Holdings ADR (Financial services)                                3.8
Citigroup (Finance companies)                                         3.7
Wells Fargo (Banks and savings & loans)                               3.7
Bank One (Banks and savings & loans)                                  3.6
Comcast Special Cl A (Cable)                                          3.2
Sealed Air (Paper & packaging)                                        3.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

Davis Advisors, an independent money management firm, manages AXP Partners Fundamental Value Fund's portfolio. For the 12-month period ended May 31, 2004, the Fund's Class A shares, excluding sales charge, rose 21.57%. This outpaced both the S&P 500 Index and the Lipper Large-Cap Value Funds Index, representing the Fund's peer group, which returned 18.33% and 18.37%, respectively, for the period. The Russell 1000(R) Value Index returned 19.82% for the same period. The Fund's portfolio turnover was an exceptionally low 5% for the fiscal period.

Q:  What factors affected the Fund's performance for the 12-month period?

    Davis Advisors: The Fund's large holdings in financial services companies, and their strong performance through the year, were the most important contributors to the Fund's strong relative performance. American International Group, Golden West Financial Corp and HSBC Holding ADR were important contributors in this sector.

    The Fund benefited from its significant commitments to Altria Group, a consumer non-durables company, and Tyco International, a capital goods company. The Fund missed some opportunities in the consumer durable, raw material and technology sectors since the Fund did not have significant holdings in these sectors, which enjoyed relatively strong performance. Among the Fund's top holdings, only Comcast Corp. (first purchased Jan. 14,
    2004), a consumer services company, suffered a negative return. The Fund's cash holdings reduced performance relative to both unmanaged indices.

(bar chart)
                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2004
 25%
               (bar 1)                                             (bar 4)
 20%           +21.57            (bar 2)          (bar 3)          +19.82%
                                 +18.33%          +18.37%
 15%

 10%

  5%

  0%

(bar 1) AXP Partners Aggressive Growth Fund Class A (excluding sales charge) (bar 2) S&P 500 Index (unmanaged)
(bar 3) Lipper Large-Cap Value Funds Index
(bar 4) Russell 1000(R) Value Index (unmanaged)

(see "The Fund's Long-term Performance" for Index descriptions) Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The Fund's large holdings in financial services companies, and their strong performance through the year, were the most important contributors to the Fund's strong relative performance. (end callout quote)

    A company's contribution to the Fund's performance is a product of both its appreciation or depreciation and its weighting within the portfolio. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

AVERAGE ANNUAL TOTAL RETURNS
                            Class A                Class B                         Class C                  Class Y
(Inception dates)          (6/18/01)              (6/18/01)                       (6/18/01)                (6/18/01)
                       NAV(1)     POP(2)     NAV(1)     After CDSC(3)       NAV(1)      After CDSC(4)   NAV(5)    POP(5)
as of May 31, 2004
1 year                +21.57%    +14.59%    +20.78%       +16.78%          +20.68%        +20.68%      +21.82%   +21.82%
Since inception        +1.95%     -0.08%     +1.19%        +0.19%           +1.33%         +1.33%       +2.11%    +2.11%

as of June 30, 2004
1 year                +21.17%    +14.20%    +20.38%       +16.38%          +20.29%        +20.29%      +21.65%   +21.65%
3 years                +1.96%     -0.03%     +1.22%        +0.24%           +1.36%         +1.36%       +2.18%    +2.18%
Since inception        +2.43%     +0.44%     +1.70%        +0.73%           +1.83%         +1.83%       +2.65%    +2.65%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the Fund during the period?

    Davis Advisors: Comcast was added to the Fund and was a top 10 holding as of May 31, 2004. Tyco, which was a top 20 holding last year, has moved into the top 10 due to market appreciation. Both Costco and Progressive dropped out of the top 10 holdings list, but remained top 20 holdings as of May 31, 2004.

Q:  How are you positioning the Fund  going forward?

    Davis Advisors: We have built a portfolio which is quite different in composition from the S&P 500 Index. The Fund's investment strategy is to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term. After a relatively strong year, such as the Fund enjoyed during the 12-month period ended May 31, 2004, we caution investors not to be overly optimistic. We are strong supporters of long-term buy-and-hold investing.

--------------------------------------------------------------------------------
6   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners Fundamental Value Fund Class A shares (from 7/1/01 to 5/31/04) as compared to the performance of three widely cited performance indices, the Standard & Poor's 500 Index (S&P 500 Index), the Lipper Large-Cap Value Funds Index and the Russell 1000(R) Value Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                     IN AXP PARTNERS FUNDAMENTAL VALUE FUND


AXP Partners Fundamental Value Fund             $ 9,425          $8,796          $8,206         $ 9,976
S&P 500 Index(1)                                $10,000          $8,830          $8,118         $ 9,606
Lipper Large-Cap Value Funds Index(2)           $10,000          $9,272          $8,346         $ 9,879
Russell 1000(R) Value Index(3)                  $10,000          $9,659          $8,900         $10,664
                                                 7/1/01         5/31/02         5/31/03         5/31/04

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. The Russell 1000(R) Value Index consists of companies with lower price-to-book ratios and lower forecasted growth values.

                          Average Annual Total Returns
                  Class A with Sales Charge as of May 31, 2004
1 year                                                              +14.59%
Since inception (6/18/01)                                            -0.08%
             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Partners Fundamental Value Fund

May 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (93.0%)
Issuer                                          Shares             Value(a)

Banks and savings & loans (13.9%)
Bank One                                       407,500          $19,743,375
Fifth Third Bancorp                            171,300            9,299,877
Golden West Financial                          159,700           17,370,569
Lloyds TSB Group ADR                           148,800(c)         4,761,600
Takefuji                                        73,310(c)         4,905,947
Wells Fargo                                    343,000           20,168,400
Total                                                            76,249,768

Beverages & tobacco (7.6%)
Altria Group                                   586,600           28,139,202
Diageo ADR                                     163,600(c)         8,818,040
Heineken Holding Cl A                          168,150(c)         4,934,837
Total                                                            41,892,079

Broker dealers (0.9%)
Morgan Stanley                                  96,300            5,153,013

Cable (3.2%)
Comcast Special Cl A                           628,200(b)        17,809,470

Computer hardware (1.8%)
Lexmark Intl Cl A                              105,600(b)         9,960,192

Computer software & services (1.5%)
Microsoft                                      251,000            6,613,850
State Street                                    30,800            1,491,336
Total                                                             8,105,186

Electronics (0.1%)
Agere Systems Cl A                             225,800(b)           573,532

Energy (6.7%)
ConocoPhillips                                 184,958           13,562,970
Devon Energy                                   173,300           10,287,088
EOG Resources                                  146,900            7,848,867
Occidental Petroleum                           116,000            5,127,200
Total                                                            36,826,125

Energy equipment & services (0.5%)
Transocean                                     110,000(b)         2,940,300

Finance companies (3.8%)
Citigroup                                      444,700           20,647,421

Financial services (6.6%)
H&R Block                                      169,300            8,270,305
HSBC Holdings ADR                              280,080(c)        20,734,322
Moody's                                        100,900            6,597,851
Providian Financial                             28,500(b)           387,600
Total                                                            35,990,078

Food (1.5%)
Hershey Foods                                   58,600            5,199,578
Kraft Foods Cl A                                92,900            2,773,994
Total                                                             7,973,572

Health care products (3.2%)
Lilly (Eli)                                    105,000            7,735,350
Merck & Co                                      37,800            1,787,940
Novartis                                        60,000(c)         2,692,001
Pfizer                                         145,460            5,140,556
Total                                                            17,355,847

Health care services (0.9%)
HCA                                            124,600            4,838,218

Industrial transportation (0.9%)
United Parcel Service Cl B                      67,600            4,848,272

Insurance (19.9%)
American Intl Group                            457,500           33,534,749
Aon                                            196,000            5,415,480
Berkshire Hathaway Cl B                          8,965(b)        26,643,980
Chubb                                           26,800            1,805,516
Loews                                          181,500           10,459,845
Markel                                           2,000(b)           575,000
Principal Financial Group                       61,300            2,142,435
Progressive                                    202,000           17,325,540
Sun Life Financial                              41,400(c)         1,127,322
Transatlantic Holdings                         118,100           10,397,524
Total                                                           109,427,391

Lodging & gaming (0.8%)
Marriott Intl Cl A                              92,200            4,548,226

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
8   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Issuer                                          Shares             Value(a)

Media (3.4%)
Dun & Bradstreet                               102,900(b)        $5,693,457
Gannett                                         44,900            3,942,220
Lagardere S.C.A.                               112,500(c)         6,869,810
WPP Group ADR                                   41,800(c)         2,089,958
Total                                                            18,595,445

Multi-industry (6.1%)
Martin Marietta Materials                       86,900            3,721,927
Rentokil Initial                               948,100(c)         2,546,530
Tyco Intl                                      752,344(c)        23,164,672
Vulcan Materials                                86,500            3,871,740
Total                                                            33,304,869

Paper & packaging (3.2%)
Sealed Air                                     350,900(b)        17,639,743

Real estate investment trust (1.8%)
CenterPoint Properties                         131,100            9,655,515

Retail -- general (4.1%)
AutoZone                                        64,200(b)         5,569,350
Costco Wholesale                               446,400           16,864,992
Total                                                            22,434,342

Telecom equipment & services (0.7%)
Nokia ADR                                      119,400(c)         1,640,556
SK Telecom ADR                                  97,300(c)         2,030,651
Total                                                             3,671,207

Total common stocks
(Cost: $437,638,463)                                           $510,439,811

Commercial paper (7.4%)(d)
Issuer                  Coupon                 Principal           Value(a)
                         rate                   amount
Alpine Securitization
   06-01-04              1.03%             $11,600,000(e)       $11,598,673
FCAR Owners Trust I
   09-15-04              1.28                5,000,000            4,981,379
HBOS Treasury Services
   08-05-04              1.10                5,000,000            4,989,328
Jupiter Securitization
   07-12-04              1.06                5,000,000(e)         4,993,422
Preferred Receivables Funding
   06-07-04              1.04               14,300,000(e)        14,295,869

Total commercial paper
(Cost: $40,859,042)                                             $40,858,671

Total investments in securities
(Cost: $478,497,505)(f)                                        $551,298,482

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of May 31, 2004, the value of foreign securities represented 15.7% of net assets.

(d) Cash collateral received from security lending activity is invested in short-term securities and represents 0.3% of this category (see Note 5 to the financial statements). 7.1% of the short-term securities is the Fund's cash equivalent position.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2004, the value of these securities amounted to $30,887,964 or 5.6% of net assets.

(f) At May 31, 2004, the cost of securities for federal income tax purposes was $479,260,091 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $79,072,360
     Unrealized depreciation                                     (7,033,969)
                                                                 ----------
     Net unrealized appreciation                                $72,038,391
                                                                -----------

--------------------------------------------------------------------------------
9   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Fundamental Value Fund

May 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $478,497,505)                                                                      $551,298,482
Foreign currency holdings (identified cost $35,144) (Note 1)                                                 35,144
Capital shares receivable                                                                                   488,523
Dividends and accrued interest receivable                                                                   747,912
                                                                                                            -------
Total assets                                                                                            552,570,061
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                            60,832
Capital shares payable                                                                                       85,528
Payable for investment securities purchased                                                               2,058,562
Payable upon return of securities loaned (Note 5)                                                         1,650,000
Accrued investment management services fee                                                                   10,891
Accrued distribution fee                                                                                      7,939
Accrued transfer agency fee                                                                                   3,220
Accrued administrative services fee                                                                             891
Other accrued expenses                                                                                       97,267
                                                                                                             ------
Total liabilities                                                                                         3,975,130
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $548,594,931
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $  1,096,351
Additional paid-in capital                                                                              484,079,111
Undistributed net investment income                                                                         664,447
Accumulated net realized gain (loss) (Note 7)                                                           (10,045,876)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    72,800,898
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $548,594,931
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $332,212,817
                                                            Class B                                    $195,701,608
                                                            Class C                                    $ 12,239,185
                                                            Class I                                    $  8,363,898
                                                            Class Y                                    $     77,423
Net asset value per share of outstanding capital stock:     Class A shares          65,906,014         $       5.04
                                                            Class B shares          39,595,677         $       4.94
                                                            Class C shares           2,467,082         $       4.96
                                                            Class I shares           1,651,012         $       5.07
                                                            Class Y shares              15,295         $       5.06
                                                                                        ------         ------------
* Including securities on loan, at value (Note 5)                                                      $  1,600,000
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Partners Fundamental Value Fund

Year ended May 31, 2004
Investment income
Income:
Dividends                                                                                               $ 7,591,165
Interest                                                                                                    291,011
Fee income from securities lending (Note 5)                                                                   7,431
   Less foreign taxes withheld                                                                              (88,929)
                                                                                                            -------
Total income                                                                                              7,800,678
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        3,377,169
Distribution fee
   Class A                                                                                                  669,122
   Class B                                                                                                1,639,737
   Class C                                                                                                  101,045
Transfer agency fee                                                                                         867,518
Incremental transfer agency fee
   Class A                                                                                                   57,932
   Class B                                                                                                   56,973
   Class C                                                                                                    3,765
Service fee -- Class Y                                                                                           56
Administrative services fees and expenses                                                                   271,928
Compensation of board members                                                                                 9,633
Custodian fees                                                                                               53,121
Printing and postage                                                                                         97,727
Registration fees                                                                                            88,964
Audit fees                                                                                                   18,000
Other                                                                                                         4,973
                                                                                                              -----
Total expenses                                                                                            7,317,663
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (59,276)
                                                                                                            -------
                                                                                                          7,258,387
   Earnings credits on cash balances (Note 2)                                                                (2,674)
                                                                                                             ------
Total net expenses                                                                                        7,255,713
                                                                                                          ---------
Investment income (loss) -- net                                                                             544,965
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        (2,161,811)
   Foreign currency transactions                                                                            (74,701)
                                                                                                            -------
Net realized gain (loss) on investments                                                                  (2,236,512)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    82,611,787
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    80,375,275
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $80,920,240
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Fundamental Value Fund

Year ended May 31,                                                                        2004                   2003
Operations and distributions
Investment income (loss) -- net                                                     $     544,965          $    557,961
Net realized gain (loss) on investments                                                (2,236,512)           (5,739,338)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  82,611,787            (8,192,627)
                                                                                       ----------            ----------
Net increase (decrease) in net assets resulting from operations                        80,920,240           (13,374,004)
                                                                                       ----------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                             (294,158)              (63,824)
     Class Y                                                                                  (95)                   (8)
                                                                                         --------               -------
Total distributions                                                                      (294,253)              (63,832)
                                                                                         --------               -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            128,047,466            94,555,059
   Class B shares                                                                      61,914,265            64,363,942
   Class C shares                                                                       4,216,475             4,033,134
   Class I shares                                                                       8,375,868                    --
   Class Y shares                                                                          33,506                24,959
Reinvestment of distributions at net asset value
   Class A shares                                                                         285,210                62,776
   Class Y shares                                                                              80                     3
Payments for redemptions
   Class A shares                                                                     (46,750,340)          (41,565,080)
   Class B shares (Note 2)                                                            (30,740,902)          (29,225,875)
   Class C shares (Note 2)                                                             (1,536,431)           (1,235,864)
   Class I shares                                                                             (92)                   --
   Class Y shares                                                                          (8,793)                   --
                                                                                         --------               -------
Increase (decrease) in net assets from capital share transactions                     123,836,312            91,013,054
                                                                                      -----------            ----------
Total increase (decrease) in net assets                                               204,462,299            77,575,218
Net assets at beginning of year                                                       344,132,632           266,557,414
                                                                                      -----------           -----------
Net assets at end of year                                                            $548,594,931          $344,132,632
                                                                                     ============          ============
Undistributed net investment income                                                  $    664,447          $    494,944
                                                                                     ------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Fundamental Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of May 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 1.52% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of May 31, 2004, foreign currency holdings were entirely comprised of European Monetary Units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $81,209 and accumulated net realized loss has been decreased by $81,209.

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                               2004              2003

Class A
Distributions paid from:
    Ordinary income                          $294,158           $63,824
    Long-term capital gain                         --                --
Class B
Distributions paid from:
    Ordinary income                                --                --
    Long-term capital gain                         --                --
Class C
Distributions paid from:
    Ordinary income                                --                --
    Long-term capital gain                         --                --
Class I*
Distributions paid from:
    Ordinary income                                --               N/A
    Long-term capital gain                         --               N/A
Class Y
Distributions paid from:
    Ordinary income                                95                 8
    Long-term capital gain                         --                --

* Inception date was March 4, 2004.

As of May 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $   476,917
Accumulated long-term gain (loss)                           $(9,095,760)
Unrealized appreciation (depreciation)                      $72,038,312

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.73% to 0.60% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $147,825 for the year ended May 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Davis Advisors.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,893,287 for Class A, $174,534 for Class B and $1,438 for Class C for the year ended May 31, 2004.

AEFC and its affiliates agreed to waive certain fees and expenses until May 31, 2004. For the year ended May 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.34% for Class A, 2.10% for Class B, 2.10% for Class C, 0.92% for Class I and 1.17% for Class Y.

During the year ended May 31, 2004, the Fund's custodian and transfer agency fees were reduced by $2,674 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $129,447,998 and $22,148,505, respectively, for the year ended May 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                Year ended May 31, 2004
                                              Class A      Class B       Class C      Class I*     Class Y
Sold                                       27,223,429   13,357,334       910,118     1,651,030       7,125
Issued for reinvested distributions            58,929           --            --            --          16
Redeemed                                   (9,932,829)  (6,711,409)     (328,898)          (18)     (1,713)
                                           ----------   ----------      --------           ---      ------
Net increase (decrease)                    17,349,529    6,645,925       581,220     1,651,012       5,428
                                           ----------    ---------       -------     ---------       -----

* Inception date was March 4, 2004.

                                                                Year ended May 30, 2003
                                              Class A      Class B       Class C       Class I     Class Y
Sold                                       24,530,108   16,813,410     1,051,991           N/A       6,363
Issued for reinvested distributions            16,475           --            --           N/A           1
Redeemed                                  (10,938,500)  (7,729,123)     (329,243)          N/A          --
                                          -----------    ---------      --------     ---------       -----
Net increase (decrease)                    13,608,083    9,084,287       722,748           N/A       6,364
                                           ----------    ---------       -------     ---------       -----

--------------------------------------------------------------------------------
18   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

As of May 31, 2004, securities valued at $1,600,000 were on loan to brokers. For collateral, the Fund received $1,650,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $7,431 for the year ended May 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $9,095,760 as of May 31, 2004 that will expire in 2010 through 2013 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004         2003         2002(b)
Net asset value, beginning of period                                     $4.15        $4.45        $4.77
Income from investment operations:
Net investment income (loss)                                               .01          .02           --
Net gains (losses) (both realized and unrealized)                          .89         (.32)        (.32)
Total from investment operations                                           .90         (.30)        (.32)
Less distributions:
Dividends from net investment income                                      (.01)          --           --
Net asset value, end of period                                           $5.04        $4.15        $4.45

Ratios/supplemental data
Net assets, end of period (in millions)                                   $332         $201         $156
Ratio of expenses to average daily net assets(c),(e)                     1.34%        1.35%        1.33%(d)
Ratio of net investment income (loss) to average daily net assets         .42%         .52%         .14%(d)
Portfolio turnover rate (excluding short-term securities)                   5%          41%          22%
Total return(f)                                                         21.57%       (6.71%)      (6.67%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.35%, 1.45% and 1.55% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004         2003         2002(b)
Net asset value, beginning of period                                     $4.09        $4.43        $4.77
Income from investment operations:
Net investment income (loss)                                              (.01)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                          .86         (.33)        (.33)
Total from investment operations                                           .85         (.34)        (.34)
Net asset value, end of period                                           $4.94        $4.09        $4.43

Ratios/supplemental data
Net assets, end of period (in millions)                                   $196         $135         $106
Ratio of expenses to average daily net assets(c),(e)                     2.10%        2.11%        2.10%(d)
Ratio of net investment income (loss) to average daily net assets        (.34%)       (.24%)       (.63%)(d)
Portfolio turnover rate (excluding short-term securities)                   5%          41%          22%
Total return(f)                                                         20.78%       (7.67%)      (7.13%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.11%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004         2003         2002(b)
Net asset value, beginning of period                                     $4.11        $4.44        $4.77
Income from investment operations:
Net investment income (loss)                                              (.01)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                          .86         (.32)        (.32)
Total from investment operations                                           .85         (.33)        (.33)
Net asset value, end of period                                           $4.96        $4.11        $4.44

Ratios/supplemental data
Net assets, end of period (in millions)                                    $12           $8           $5
Ratio of expenses to average daily net assets(c),(e)                     2.10%        2.11%        2.11%(d)
Ratio of net investment income (loss) to average daily net assets        (.34%)       (.24%)       (.64%)(d)
Portfolio turnover rate (excluding short-term securities)                   5%          41%          22%
Total return(f)                                                         20.68%       (7.43%)      (6.92%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.12%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2004(b)
Net asset value, beginning of period                                  $5.20
Income from investment operations:
Net investment income (loss)                                            .03
Net gains (losses) (both realized and unrealized)                      (.16)
Total from investment operations                                       (.13)
Net asset value, end of period                                        $5.07

Ratios/supplemental data
Net assets, end of period (in millions)                                  $8
Ratio of expenses to average daily net assets(c),(e)                   .92%(d)
Ratio of net investment income (loss) to average daily net assets      .92%(d)
Portfolio turnover rate (excluding short-term securities)                5%
Total return(f)                                                      (2.50%)(g)


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.01% for the period ended May 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004         2003         2002(b)
Net asset value, beginning of period                                     $4.16        $4.46        $4.77
Income from investment operations:
Net investment income (loss)                                               .01          .02          .01
Net gains (losses) (both realized and unrealized)                          .90         (.32)        (.32)
Total from investment operations                                           .91         (.30)        (.31)
Less distributions:
Dividends from net investment income                                      (.01)          --           --
Net asset value, end of period                                           $5.06        $4.16        $4.46

Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--
Ratio of expenses to average daily net assets(c),(e)                     1.17%        1.16%        1.11%(d)
Ratio of net investment income (loss) to average daily net assets         .58%         .71%         .38%(d)
Portfolio turnover rate (excluding short-term securities)                   5%          41%          22%
Total return(f)                                                         21.82%       (6.67%)      (6.45%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.18%, 1.27% and 1.37% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Fundamental Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2004, and the financial highlights for each of the years in the two-year period ended May 31, 2004 and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Fundamental Value Fund as of May 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 20, 2004

--------------------------------------------------------------------------------
25   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Fundamental Value Fund
Fiscal year ended May 31, 2004

Class A

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                             100%
   Dividends Received Deduction for corporations                         100%

Payable date                                                        Per share
Dec. 18, 2003                                                        $0.00513

Class Y

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                             100%
   Dividends Received Deduction for corporations                         100%

Payable date                                                        Per share
Dec. 18, 2003                                                        $0.00753

--------------------------------------------------------------------------------
26   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held       Principal occupation during past five     Other directorships
                                   with Fund and       years
                                   length of service
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Arne H. Carlson                    Board member        Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999          (provides administrative services to
Minneapolis, MN 55402                                  boards). Former Governor  of Minnesota
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Philip J. Carroll, Jr.             Board member        Retired Chairman and CEO,  Fluor          Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002          Corporation (engineering and              Materials Company, Inc.
Minneapolis, MN 55402                                  construction) since 1998                  (construction
Age 66                                                                                           materials/chemicals)
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Livio D. DeSimone                  Board member        Retired Chair of the Board and  Chief     Cargill, Incorporated
30 Seventh Street East             since 2001          Executive Officer, Minnesota Mining and   (commodity merchants and
Suite 3050                                             Manufacturing (3M)                        processors), General Mills,
St. Paul, MN 55101-4901                                                                          Inc. (consumer foods),
Age 70                                                                                           Vulcan Materials Company
                                                                                                 (construction materials/
                                                                                                 chemicals), Milliken &
                                                                                                 Company (textiles and
                                                                                                 chemicals), and Nexia
                                                                                                 Biotechnologies, Inc.
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Anne P. Jones                      Board member        Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Stephen R. Lewis, Jr.*             Board member        Retired President and Professor of        Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002          Economics, Carleton College               (manufactures irrigation
Minneapolis, MN 55402                                                                            systems)
Age 65
---------------------------------- ------------------- ----------------------------------------- -----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alan K. Simpson                   Board member         Former three-term United States Senator
1201 Sunshine Ave.                since 1997           for Wyoming
Cody, WY 82414
Age 72
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alison Taunton-Rigby              Board member since   Founder and Chief Executive Officer,
901 S. Marquette Ave.             2002                 RiboNovix, Inc. since 2004; President,
Minneapolis, MN 55402                                  Forester Biotech since 2000; prior to
Age 60                                                 that, President and CEO, Aquila
                                                       Biopharmaceuticals, Inc.
--------------------------------- -------------------- ----------------------------------------- -----------------------------

Board Member Affiliated with AEFC**

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
William F. Truscott               Board member         Senior Vice President - Chief
53600 AXP Financial Center        since 2001,  Vice    Investment Officer of AEFC since 2001.
Minneapolis, MN 55474             President  since     Former Chief Investment Officer and
Age 43                            2002                 Managing Director, Zurich Scudder
                                                       Investments
--------------------------------- -------------------- ----------------------------------------- -----------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Jeffrey P. Fox                    Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center        2002                 AEFC, since 2002;  Vice President -
Minneapolis, MN 55474                                  Finance, American Express Company,
Age 49                                                 2000-2002;  Vice President - Corporate
                                                       Controller, AEFC, 1996-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Paula R. Meyer                    President since      Senior Vice President and General
596 AXP Financial Center          2002                 Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                                  2002; Vice President and Managing
Age 50                                                 Director - American Express Funds,
                                                       AEFC, 2000-2002; Vice President, AEFC,
                                                       1998-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Leslie L. Ogg                     Vice President,      President of Board Services Corporation
901 S. Marquette Ave.             General Counsel,
Minneapolis, MN 55402             and Secretary
Age 65                            since 1978
--------------------------------- -------------------- ----------------------------------------- -----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
29   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
        Growth
          Fund

Annual Report
for the Period Ended
May 31, 2004

AXP Partners Growth Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance           11

Investments in Securities                  12

Financial Statements                       15

Notes to Financial Statements              18

Report of Independent Registered
   Public Accounting Firm                  29

Federal Income Tax Information             30

Board Members and Officers                 31

Proxy Voting                               33

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF MAY 31, 2004

PORTFOLIO MANAGERS

Goldman Sachs Asset Management

Portfolio manager                 Since                Years in industry
Herbert E. Ehlers*                4/03                        36

Eagle Asset Management

Portfolio manager                 Since                Years in industry
Ashi Parikh**                     4/03                        11

 * This portion of the Fund is team-managed by  Herbert E. Ehlers.

** This portion of the Fund is team-managed by Ashi Parikh.

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 4/24/03      B: 4/24/03      C: 4/24/03      Y: 4/24/03

Ticker symbols
A: --           B: --           C: --           Y: --

Total net assets                                        $24.6 million

Number of holdings                                                102

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                 X   LARGE
                     MEDIUM SIZE
                     SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Consumer discretionary 30.8%
Technology 30.2%
Health care 15.7%
Financials 9.3%
Consumer staples 6.5%
Telecommunications 4.1%
Industrials 3.4%

TOP TEN HOLDINGS

Percentage of portfolio assets

Intel (Electronics)                                                  4.5%
Pfizer (Health care products)                                        4.5
Microsoft (Computer software & services)                             3.6
Cisco Systems (Computer hardware)                                    3.2
Dell (Computer hardware)                                             2.7
Wal-Mart Stores (Retail -- general)                                  2.7
QUALCOMM (Telecom equipment & services)                              2.6
First Data (Computer software & services)                            2.4
Viacom Cl B (Leisure time & entertainment)                           2.3
General Electric (Multi-industry)                                    2.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

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3   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Growth Fund's portfolio is managed by two independent money management firms that each invests a portion of Fund assets in large-capitalization stocks believed to have the greatest growth potential over the long term. For the 12 months ended May 31, 2004, the Fund's Class A shares rose 10.32%, excluding sales charge. For the same period, the Fund's benchmark, the Russell 1000(R) Growth Index, rose 18.02%, while the Fund's peer group, as represented by the Lipper Large-Cap Growth Funds Index, gained 15.39%. As of May 31, 2004, Eagle Asset Management and Goldman Sachs Asset Management (Goldman Sachs) each managed approximately 50% of the Fund's portfolio.

Q: What factors affected performance the most for your portion of AXP Partners Growth Fund for the annual period ended May 31, 2004?

    Eagle Asset Management: Our portion of the Fund underperformed primarily as a result of weak stock selection in the media, technology, health care, and financial services sectors. Within media, most of our weak results were due to positions in Viacom, Westwood One, Cox Radio, and Clear Channel Communications. We believe the economic recovery may lead to stronger advertising going forward for these media companies, but national advertising was softer-than-anticipated during the Fund's fiscal year.

    In technology, a higher-than-index position in underperforming semiconductor stocks was the primary culprit. LSI Logic, Applied Micro Circuits, and Texas Instruments each disappointed. Despite recent strong revenues from many semiconductor companies, there has been concern that the technology spending cycle may be peaking. Stock selection in the telecommunications industry also faltered. We had a higher-than-index position in the

(bar chart)
                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2004
 20%                                  (bar 2)
                                      +18.02%           (bar 3)
 15%                                                    +15.39%
                      (bar 1)
 10%                  +10.32%

  5%

  0%

(bar 1) AXP Partners Growth Fund Class A (excluding sales charge)
(bar 2) Russell 1000(R) Growth Index (unmanaged)
(bar 3) Lipper Large-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The multinational companies the Fund owns have exceeded expectations due to strong revenue growth, increased earnings, and expanded margins. (end callout quote)

    -- Eagle Asset Management

    poorly performing Nortel and a less-than-index position in the strongly performing Qualcomm. On the other hand, positions in blue chip technology stocks Cisco Systems and Intel helped our portion of the Fund's overall performance. Cisco Systems particularly benefited from growth trends in wireless infrastructure, broadband access technologies, and voice infrastructure.

AVERAGE ANNUAL TOTAL RETURNS
                            Class A                    Class B                       Class C                   Class Y
(Inception dates)          (4/24/03)                  (4/24/03)                     (4/24/03)                 (4/24/03)
                       NAV(1)     POP(2)       NAV(1)      After CDSC(3)      NAV(1)      After CDSC(4)   NAV(5)    POP(5)
as of May 31, 2004
1 year                +10.32%     +3.97%       +9.57%          +5.57%         +9.75%         +9.75%      +10.72%   +10.72%
Since inception       +14.17%     +8.19%      +13.27%          +9.68%        +13.45%        +13.45%      +14.55%   +14.55%

as of June 30, 2004
1 year                +10.45%     +4.10%       +9.51%          +5.51%         +9.70%         +9.70%      +10.66%   +10.66%
Since inception       +13.95%     +8.38%      +12.96%          +9.64%        +13.12%        +13.12%      +14.14%   +14.14%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

    Within the health care sector, holdings in the pharmaceuticals and biotechnology industries hurt most. Uncertainty continued to plague the pharmaceutical group, due to the costs and benefits associated with the new Medicare prescription drug benefit law. A lower-than-index position in pharmaceutical stocks helped the portfolio's relative performance, but individual holdings suffered. MedImmune's performance, we believe, was directly attributable to a disappointing launch of its new nasally administered flu vaccine, FluMist. Fears of a revenue slowdown at Merck and Johnson & Johnson put a lid on these companies' stock prices.

    Portfolio holdings Morgan Stanley and Citigroup performed well in the financial services sector, however positions in Merrill Lynch and Bank of America lagged. Fundamentals remained attractive at Bank of America, but the company's announcement of its intention to acquire FleetBoston Financial, which would dilute its earnings, drove the stock price temporarily lower.

    A lower-than-index position in consumer staples also detracted from relative performance. Cendant, Lamar Advertising, Ebay, and Harrah's Entertainment each outperformed in this sector. Lamar benefited from increased advertising rates and occupancy levels for its billboard properties. Ebay benefited from an increase in global listings and an acceleration of branded advertising. Harrah's performed well, due primarily to the acceleration of gaming revenues as well as evidence that some states may be easing gaming restrictions. On the other hand, Family Dollar was a disappointment, as lower-income consumers faced higher energy, food, and healthcare costs.

    Goldman Sachs: Performance in our portion of the Fund was helped by effective stock selection and strong performance in the technology sector, though we did underperform during the annual period. Specifically, portfolio holdings Qualcomm, Intel, Cisco Systems, and Ebay each generated solid returns. Qualcomm's stock prices benefited from higher than expected earnings, attributable to growing demand for cell phone chips. The increase in global handset demand has been driven by three factors -- a replacement cycle in developed markets motivated by demand for advanced phones; growth of wireless penetration in emerging markets; and third generation (3G) networks rolling out into new markets.

    After sustaining a difficult 2003, the portfolio's consumer businesses were up sharply in 2004 year-to-date. When investors were primarily focusing on more speculative companies during the

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6   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> After sustaining a difficult 2003, the portfolio's consumer businesses were up sharply in 2004 year-to-date.(end callout quote)

    -- Goldman Sachs

    first half of the fiscal year, we added to our holdings based on attractive valuations. During the second half of the fiscal year, investors began to recognize the strong fundamentals of PepsiCo, Wm. Wrigley Jr., Avon Products, and Energizer Holdings, each of which was a notable contributor to our performance. Toward the end of the annual period, PepsiCo increased its shareholder value by raising both its dividend and share repurchase program. We believe Avon benefited from its global reach, as sales in its European and Latin American operations continued to exceed analysts' expectations. Wrigley also profited from consumer spending growth within the emerging markets.

    Our holdings in travel-related businesses, including Cendant, Starwood Hotels and Resorts, and Marriott International, enhanced its annual performance. We believe these firms benefited from the rebound in travel and lodging driven in part by the improving economy and strengthening corporate profits.

    These positives, however, were not enough to outweigh the effect of persistent weakness in the media sector's radio market. The annual performance of radio conglomerates Viacom and Clear Channel Communications disappointed, although we continued to hold these industry leading companies, focused on what we believe are their competitive advantages and long-term growth prospects. We believe most advertising mediums should benefit in the months ahead from improving local economies as well as from the upcoming presidential elections and Olympic games.

    Our holdings in the health care sector also detracted from annual performance. Pharmaceutical company Wyeth was hurt by the legal overhang of an ongoing appeals process in fen-phen trials. Still, the fundamentals of Wyeth's business remain strong with little threat of generic competition. Medical device company Guidant's stock declined, as it experienced manufacturing and design issues during a recent drug-coated stent trial. While investors are still awaiting clarification of the problem, the stock dropped to an attractive level, and we built up the portfolio's position in this stock toward the end of the fiscal year.

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7   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

    Finally, our performance was adversely affected by its higher-quality bias. Overall, lower-quality stocks outperformed their higher-quality counterparts during the annual period.

Q:  What changes did you make to your portfolio during the period?

    Eagle Asset Management: We added health care companies St. Jude Medical, Allergan, and Caremark Rx to the portfolio, each of which performed well since our purchases. These holdings, in our view, benefited from growing earnings and revenues, new products, and pricing power. We viewed Allergan as a premier specialty pharmaceutical company from a quality perspective -- it has top-rate management, sales people, and products. Caremark Rx operates in what we see as the attractive pharmacy benefit management area. Within this same sector, we sold the portfolio's position in Merck, because we believed there were better near-term opportunities elsewhere. We sold the portfolio's position in Biogen Idec, because we felt it had become fully valued.

    We brought the portfolio's weighting in consumer staples to a less-than-index position, primarily by selling its holdings in Gillette, Colgate-Palmolive, and Anheuser-Busch. We added AOL Time Warner and Ebay to the portfolio, because we found their business fundamentals attractive. In technology, we established positions in semiconductor companies Applied Materials and Altera Corporation and eliminated the portfolio's position in IBM. While semiconductor stocks were out of favor year-to-date in 2004, we believe their discount relative to technology peers offered the portfolio a good opportunity to capitalize on their profit margin growth potential in the second half of 2004 and beyond.

    Toward the end of the fiscal year, we sold portfolio holdings Countrywide Financial and Lehman Brothers in the financial services sector. We believe both are likely to be negatively affected by rising interest rates.

    Goldman Sachs: During the period, we initiated a position in Caremark Rx, a leading provider of pharmacy benefit management services. In addition to other positive attributes, we believe key industry trends should benefit the company. First, an increasing percentage of pharmaceuticals are purchased through mail order because it is more cost-effective for both patient and manufacturer. Second, generic drugs continue to penetrate the market, and pharmacy benefit managers receive higher margins from selling generics. We added Yahoo to the portfolio, as it meets

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8   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

    our criteria for a high-quality growth investment. We also added Willis Group Holdings, an insurance brokerage and risk management consulting firm.

    We eliminated Coca-Cola, General Electric, and Walgreens from the portfolio during the annual period. We believed that Coca-Cola had become fully valued. We sold General Electric because it recently made several large acquisitions, including medical imaging company Amersham and Vivendi's U.S. unit. While we expect the integrations to go smoothly, we preferred to see General Electric pursue a strategy of organic growth. We believe Walgreens' long-term growth is of concern due to changes in the drug store industry. For example, its front-end, or non-pharmacy, sales have deteriorated, likely due to increased pricing pressure from Wal-Mart and other discount stores.

Q:  How do you intend to manage your portion of the Fund in the coming months?

    Eagle Asset Management: We will continue to position our portion of the Fund with a bias toward ongoing economic recovery. Specifically, we plan to maintain the portfolio's less-than-index position in the consumer staples sector and greater-than-index positions in those consumer discretionary stocks we believe may benefit in a stronger economy. In technology, we intend to continue to focus on semiconductor companies, as we believe the fundamental outlook for this industry over the next 12 months looks strong and its valuations are not excessive. We will likely maintain the portfolio's less-than-index allocation to health care overall, although we are finding promising select opportunities in the health care services and medical device industries. We remain wary about the financial services sector. The recovery in equities and mergers and acquisitions may not be enough to offset the declining profits of the fixed income divisions of these companies in a rising interest rate environment.

    Overall, companies should continue to benefit from an attractive operating environment with low costs of capital and increased demand driven by a synchronized global recovery. The multinational companies the Fund owns have exceeded expectations due to strong revenue growth, increased earnings, and expanded margins. This, in turn, has given company management the opportunity to strengthen their balance sheets, pay down debt, increase dividends, and repurchase shares. Going forward, we may begin to see business leaders focusing on growth in the form of mergers, acquisitions, and increased capital expenditures.

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9   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

    Corporate profitability and ongoing progress in the economy should, in our view, lead to increasing stock prices over the remainder of the year. At the same time, the sustainability of the economic recovery does have some real risks. Rising interest rates, a strengthening dollar, and rising commodity and input costs are potential impediments to the rate of corporate earnings growth. Other risks include negative macroeconomic overhangs, such as the political transition in Iraq, a perception that the Federal Reserve Board may be behind the inflation curve, and modest product inventory builds.

    Goldman Sachs: As we look to the remainder of 2004, we believe fundamentals will become increasingly important, and investors may be less willing to reward stocks without substantial evidence of underlying improvements. In addition, investors may return to more quality-oriented companies, those with viable business models and the capacity to grow earnings.

    Given current market conditions, we believe that our bottom-up, research-intensive approach will be of significant added value. We remain committed to our disciplined process of identifying and investing in quality, cash-generative businesses when they are selling at attractive valuations. We also maintain our long-term investment perspective, focusing on long-term catalysts for company and industry growth.

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10   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners Growth Fund Class A shares (from 5/1/03 to 5/31/04) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                           IN AXP PARTNERS GROWTH FUND

AXP Partners Growth
  Fund Class A                     $ 9,425         $ 9,886         $10,402        $10,789         $11,338         $10,905
Russell 1000(R)
  Growth Index(1)                  $10,000         $10,499         $11,179        $11,803         $12,540         $12,390
Lipper Large-Cap
  Growth Funds Index(2)            $10,000         $10,490         $11,151        $11,686         $12,298         $12,104
                                    5/1/03         5/31/03         8/31/03       11/30/03         2/29/04         5/31/04

(1) Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index, an index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of May 31, 2004
1 year                                                               +3.97%
Since inception (4/24/03)                                            +8.19%

             Results for other share classes can be found on page 5.

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11   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Partners Growth Fund

May 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (99.6%)
Issuer                                           Shares           Value(a)

Automotive & related (0.3%)
CarMax                                           3,000(b)         $68,610

Banks and savings & loans (0.8%)
Bank of America                                  1,400            116,382
Golden West Financial                              680             73,964
Total                                                             190,346

Beverages & tobacco (2.7%)
Coca-Cola                                        3,600            184,860
PepsiCo                                          9,010            480,864
Total                                                             665,724

Broker dealers (1.9%)
Bear Stearns Companies                             150             12,159
Merrill Lynch & Co                               2,900            164,720
Morgan Stanley                                     450             24,080
Schwab (Charles)                                26,160            256,368
Total                                                             457,327

Cable (3.0%)
Comcast Special Cl A                             9,100(b)         257,985
Cox Communications Cl A                          2,720(b)          85,435
EchoStar Communications Cl A                    12,020(b)         386,563
Total                                                             729,983

Computer hardware (7.4%)
Cisco Systems                                   34,850(b)         771,928
Dell                                            18,940(b)         666,309
EMC                                             18,950(b)         212,998
NVIDIA                                           3,500(b)          82,530
Ultra Clean Holdings                            11,900(b)          92,225
Total                                                           1,825,990

Computer software & services (8.5%)
BEA Systems                                      2,200(b)          18,986
CheckFree                                        3,250(b)          99,645
DigitalNet Holdings                                300(b)           7,230
First Data                                      13,450            582,250
Intuit                                           1,620(b)          63,472
Microsoft                                       33,470            881,934
SABRE Holdings Cl A                              5,400            137,700
Siebel Systems                                   7,900(b)          85,320
State Street                                     1,280             61,978
VERITAS Software                                 5,400(b)         143,640
Total                                                           2,082,155

Electronics (14.1%)
Altera                                           9,350(b)         214,022
Applied Materials                               16,850(b)         336,326
Applied Micro Circuits                          31,600(b)         170,324
Cypress Semiconductor                           11,150(b)         182,414
Entegris                                        13,600(b)         154,360
Fairchild Semiconductor Intl Cl A               19,400(b)         382,568
Intel                                           38,370          1,095,463
Jabil Circuit                                    6,150(b)         174,107
Lam Research                                    14,000(b)         351,820
Linear Technology                                3,140            124,532
LSI Logic                                        9,700(b)          79,540
Texas Instruments                                7,910            206,530
Total                                                           3,472,006

Finance companies (1.0%)
Citigroup                                        5,150            239,115

Financial services (4.8%)
Fannie Mae                                       5,910            400,107
Freddie Mac                                      7,400            432,086
MBNA                                             6,830            173,482
Moody's                                          2,480            162,167
Total                                                           1,167,842

Food (1.0%)
Wrigley (Wm) Jr                                  3,990            250,572

Furniture & appliances (0.7%)
Tempur-Pedic Intl                               12,600(b)         175,140

Health care products (13.6%)
Abbott Laboratories                              4,650            191,627
Allergan                                         1,850            164,465
Amgen                                            5,620(b)         307,414
Boston Scientific                                1,400(b)          62,020
Genentech                                        1,100(b)          65,791

See accompanying notes to investments in securities.
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12   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Issuer                                           Shares           Value(a)

Heath care products (cont.)
Genzyme                                          3,300(b)        $143,814
Guidant                                          2,300            124,982
Johnson & Johnson                                4,900            272,979
Lilly (Eli)                                      1,690            124,502
Medtronic                                        2,450            117,355
Pfizer                                          30,980          1,094,833
St. Jude Medical                                 1,600(b)         122,016
Wyeth                                           12,860            462,960
Zimmer Holdings                                    900(b)          76,815
Total                                                           3,331,573

Health care services (2.1%)
Aetna                                            1,400            113,680
Caremark Rx                                     10,280(b)         320,736
WebMD                                            9,150(b)          81,069
Total                                                             515,485

Household products (2.7%)
Avon Products                                    2,200            195,052
Colgate-Palmolive                                4,750            271,700
Energizer Holdings                               1,650(b)          74,828
Procter & Gamble                                 1,210            130,462
Total                                                             672,042

Insurance (0.5%)
Ambac Financial Group                            1,040             71,916
Willis Group Holdings                            1,590(c)          56,699
Total                                                             128,615

Leisure time & entertainment (2.3%)
Viacom Cl B                                     15,000            553,350

Lodging & gaming (2.4%)
Harrah's Entertainment                           7,010            360,314
Intl Game Technology                             2,350             92,355
Marriott Intl Cl A                               2,910            143,550
Total                                                             596,219

Machinery (0.4%)
Caterpillar                                      1,350            101,723

Media (16.7%)
Cendant                                         22,840            523,949
Clear Channel Communications                    11,470            455,359
Cox Radio Cl A                                   4,200(b)          79,548
Disney (Walt)                                   11,050            259,344
eBay                                             4,720(b)         419,136
Entercom Communications                          1,950(b)          79,463
Gannett                                          3,550            311,690
InterActiveCorp                                  4,250(b)         132,855
Lamar Advertising                                4,460(b)         182,280
Liberty Media Cl A                              16,960(b)         186,221
McGraw-Hill Companies                            4,030            314,018
Sirius Satellite Radio                          15,750(b)          47,250
Time Warner                                     28,320(b)         482,572
Univision Communications Cl A                   12,300(b)         400,365
Valassis Communications                          3,190(b)          93,722
Yahoo!                                           5,220(b)         160,045
Total                                                           4,127,817

Multi-industry (3.0%)
Emerson Electric                                 3,250            194,025
General Electric                                17,600            547,712
Total                                                             741,737

Real estate investment trust (0.4%)
Starwood Hotels &
  Resorts Worldwide                              2,080             87,734

Retail -- general (5.2%)
Dollar Tree Stores                               2,100(b)          58,590
Family Dollar Stores                             9,370            293,843
Home Depot                                       5,050            181,396
Lowe's Companies                                 1,760             94,283
Wal-Mart Stores                                 11,850            660,401
Total                                                           1,288,513

Telecom equipment & services (4.1%)
Crown Castle Intl                                6,300(b)          92,799
JDS Uniphase                                    45,650(b)         157,493
Nortel Networks                                 30,800(b,c)       117,964
QUALCOMM                                         9,540            639,847
Total                                                           1,008,103

Total common stocks
(Cost: $24,216,247)                                           $24,477,721

Total investments in securities
(Cost: $24,216,247)(d)                                        $24,477,721

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of May 31, 2004, the value of foreign securities represented 0.7% of net assets.

(d) At May 31, 2004, the cost of securities for federal income tax purposes was $24,274,745 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 867,770
     Unrealized depreciation                                     (664,794)
                                                                 --------
     Net unrealized appreciation                                $ 202,976
                                                                ---------

--------------------------------------------------------------------------------
14   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Growth Fund

May 31, 2004
Assets
Investments in securities, at value (Note 1)
    (identified cost $24,216,247)                                                                       $24,477,721
Cash in bank on demand deposit                                                                            1,241,441
Capital shares receivable                                                                                       943
Dividends and accrued interest receivable                                                                    18,291
Receivable for investment securities sold                                                                    66,757
                                                                                                             ------
Total assets                                                                                             25,805,153
                                                                                                         ----------
Liabilities
Payable for investment securities purchased                                                               1,161,759
Accrued investment management services fee                                                                      520
Accrued distribution fee                                                                                        199
Accrued transfer agency fee                                                                                      64
Accrued administrative services fee                                                                              40
Other accrued expenses                                                                                       60,305
                                                                                                             ------
Total liabilities                                                                                         1,222,887
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                      $24,582,266
                                                                                                        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $    42,472
Additional paid-in capital                                                                               24,013,324
Accumulated net realized gain (loss)                                                                        264,996
Unrealized appreciation (depreciation) on investments                                                       261,474
                                                                                                            -------
Total -- representing net assets applicable to outstanding capital stock                                $24,582,266
                                                                                                        ===========
Net assets applicable to outstanding shares:                 Class A                                    $11,932,273
                                                             Class B                                    $ 4,028,444
                                                             Class C                                    $   267,886
                                                             Class I                                    $ 8,277,628
                                                             Class Y                                    $    76,035
Net asset value per share of outstanding capital stock:      Class A shares          2,059,759          $      5.79
                                                             Class B shares            701,755          $      5.74
                                                             Class C shares             46,615          $      5.75
                                                             Class I shares          1,425,949          $      5.80
                                                             Class Y shares             13,098          $      5.81
                                                                                        ------          -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Partners Growth Fund

Year ended May 31, 2004
Investment income
Income:
Dividends                                                                                                 $  97,572
Interest                                                                                                      2,577
    Less foreign taxes withheld                                                                                 (42)
                                                                                                                ---
Total income                                                                                                100,107
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                           79,513
Distribution fee
    Class A                                                                                                  19,589
    Class B                                                                                                  19,198
    Class C                                                                                                   1,218
Transfer agency fee                                                                                          11,224
Incremental transfer agency fee
    Class A                                                                                                     802
    Class B                                                                                                     641
    Class C                                                                                                      57
Service fee -- Class Y                                                                                           35
Administrative services fees and expenses                                                                     6,428
Custodian fees                                                                                               78,800
Printing and postage                                                                                         23,940
Registration fees                                                                                            59,168
Audit fees                                                                                                   17,000
Other                                                                                                         7,720
                                                                                                              -----
Total expenses                                                                                              325,333
    Expenses waived/reimbursed by AEFC (Note 2)                                                            (162,226)
                                                                                                           --------
                                                                                                            163,107
    Earnings credits on cash balances (Note 2)                                                                  (32)
                                                                                                                ---
Total net expenses                                                                                          163,075
                                                                                                            -------
Investment income (loss) -- net                                                                             (62,968)
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                  521,510
Net change in unrealized appreciation (depreciation) on investments                                         (10,601)
                                                                                                            -------
Net gain (loss) on investments                                                                              510,909
                                                                                                            -------
Net increase (decrease) in net assets resulting from operations                                           $ 447,941
                                                                                                          =========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Growth Fund
                                                                                         May 31, 2004    For the period from
                                                                                          Year ended     April 24, 2003* to
                                                                                                            May 31, 2003
Operations and distributions
Investment income (loss) -- net                                                        $   (62,968)            $      631
Net realized gain (loss) on investments                                                    521,510                 26,551
Net change in unrealized appreciation (depreciation) on investments                        (10,601)               179,853
                                                                                           -------                -------
Net increase (decrease) in net assets resulting from operations                            447,941                207,035
                                                                                           -------                -------
Distributions to shareholders from:
    Net investment income
       Class A                                                                              (1,506)                    --
       Class Y                                                                                 (10)                    --
    Net realized gain
       Class A                                                                            (171,439)                    --
       Class B                                                                             (45,489)                    --
       Class C                                                                              (2,577)                    --
       Class Y                                                                                (501)                    --
                                                                                           -------                -------
Total distributions                                                                       (221,522)                    --
                                                                                          --------                -------
Capital share transactions (Note 4)
Proceeds from sales
    Class A shares (Note 2)                                                              7,945,240                264,675
    Class B shares                                                                       4,300,614                168,105
    Class C shares                                                                         283,357                  3,057
    Class I shares                                                                       8,340,461                     --
    Class Y shares                                                                          61,057                  8,000
Reinvestment of distributions at net asset value
    Class A shares                                                                          74,720                     --
    Class B shares                                                                          44,906                     --
    Class C shares                                                                           2,310                     --
    Class Y shares                                                                             261                     --
Payments for redemptions
    Class A shares                                                                        (917,424)                (3,426)
    Class B shares (Note 2)                                                               (484,909)                    --
    Class C shares (Note 2)                                                                (30,458)                    --
    Class I shares                                                                            (120)                    --
    Class Y shares                                                                          (3,374)                    --
                                                                                           -------                -------
Increase (decrease) in net assets from capital share transactions                       19,616,641                440,411
                                                                                        ----------                -------
Total increase (decrease) in net assets                                                 19,843,060                647,446
Net assets at beginning of year (Note 1)                                                 4,739,206              4,091,760**
                                                                                         ---------              ---------
Net assets at end of year                                                              $24,582,266             $4,739,206
                                                                                       ===========             ==========
Undistributed net investment income                                                    $        --             $    1,505
                                                                                       -----------             ----------

 *   When shares became publicly available.

** Initial capital of $4,000,000 was contributed on April 17, 2003. The Fund had an increase in net assets resulting from operations of $91,760 during the period from April 17, 2003 to April 24, 2003 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in publicly traded U.S. securities. On April 17, 2003, American Express Financial Corporation
(AEFC) invested $4,000,000 in the Fund which represented 794,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on April 24, 2003.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of May 31, 2004, AEFC and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 33.67% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS GROWTH FUND -- 2004 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $62,979 and accumulated net realized gain has been decreased by $62,859 resulting in a net reclassification adjustment to decrease paid-in capital by $120.

The tax character of distributions paid for the periods indicated is as follows:

                                                             For the period from
                                            May 31, 2004     April 24, 2003* to
                                             Year ended         May 31, 2003
Class A
Distributions paid from:
   Ordinary income                           $172,945               $--
   Long-term capital gain                          --                --
Class B
Distributions paid from:
   Ordinary income                             45,489                --
   Long-term capital gain                          --                --
Class C
Distributions paid from:
   Ordinary income                              2,577                --
   Long-term capital gain                          --                --
Class I**
Distributions paid from:
   Ordinary income                                 --               N/A
   Long-term capital gain                          --               N/A
Class Y
Distributions paid from:
   Ordinary income                                511                --
   Long-term capital gain                          --                --

 * When shares became publicly available.

** Inception date was March 4, 2004.

As of May 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $310,955
Accumulated long-term gain (loss)                              $ 12,539
Unrealized appreciation (depreciation)                         $202,976

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.78% to 0.68% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $4,049 for the year ended May 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.04% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Goldman Sachs Asset Management, L.P. and Eagle Asset Management, Inc. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $86,683 for Class A and $936 for Class B for the year ended May 31, 2004.

For the year ended May 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.40% for Class A, 2.17% for Class B, 2.18% for Class C, 1.03% for Class I and 1.22% for Class Y. Beginning June 1, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2005. Under this agreement, total net expenses will not exceed 1.50% for Class A, 2.27% for Class B, 2.27% for Class C, 1.12% for Class I and 1.31% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2004, the Fund's custodian and transfer agency fees were reduced by $32 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $26,562,128 and $7,187,556, respectively, for the year ended May 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $15 for the year ended May 31, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                             Year ended May 31, 2004
                                              Class A    Class B    Class C     Class I*    Class Y
Sold                                        1,357,844    742,943     48,730    1,425,969     10,048
Issued for reinvested distributions            12,861      7,783        400           --         45
Redeemed                                     (155,187)   (83,494)    (5,093)         (20)      (551)
                                            ---------    -------     ------    ---------     ------
Net increase (decrease)                     1,215,518    667,232     44,037    1,425,949      9,542
                                            ---------    -------     ------    ---------     ------

* Inception date was March 4, 2004.
                                                        April 24, 2003** to May 31, 2003
                                              Class A    Class B    Class C      Class I    Class Y
Sold                                           50,889     32,523        578          N/A      1,556
Issued for reinvested distributions                --         --         --          N/A         --
Redeemed                                         (648)        --         --          N/A         --
                                            ---------    -------     ------    ---------     ------
Net increase (decrease)                        50,241     32,523        578          N/A      1,556
                                            ---------    -------     ------    ---------     ------

** When shares became publicly available.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2004.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2004     2003(b)
Net asset value, beginning of period                                 $5.36    $5.11
Income from investment operations:
Net investment income (loss)                                          (.02)      --
Net gains (losses) (both realized and unrealized)                      .57      .25
Total from investment operations                                       .55      .25
Less distributions:
Distributions from realized gains                                     (.12)      --
Net asset value, end of period                                       $5.79    $5.36

Ratios/supplemental data
Net assets, end of period (in millions)                                $12       $5
Ratio of expenses to average daily net assets(c),(e)                 1.40%    1.20%(d)
Ratio of net investment income (loss) to average daily net assets    (.48%)    .16%(d)
Portfolio turnover rate (excluding short-term securities)              66%      10%
Total return(f)                                                     10.32%    4.89%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 3.06% and 23.71% for the periods ended May 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2004     2003(b)
Net asset value, beginning of period                                 $5.35    $5.11
Income from investment operations:
Net investment income (loss)                                          (.03)    (.01)
Net gains (losses) (both realized and unrealized)                      .54      .25
Total from investment operations                                       .51      .24
Less distributions:
Distributions from realized gains                                     (.12)      --
Net asset value, end of period                                       $5.74    $5.35

Ratios/supplemental data
Net assets, end of period (in millions)                                 $4      $--
Ratio of expenses to average daily net assets(c),(e)                 2.17%    1.89%(d)
Ratio of net investment income (loss) to average daily net assets   (1.25%)   (.78%)(d)
Portfolio turnover rate (excluding short-term securities)              66%      10%
Total return(f)                                                      9.57%    4.70%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 3.83% and 24.48% for the periods ended May 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2004     2003(b)
Net asset value, beginning of period                                 $5.35    $5.11
Income from investment operations:
Net investment income (loss)                                          (.03)    (.01)
Net gains (losses) (both realized and unrealized)                      .55      .25
Total from investment operations                                       .52      .24
Less distributions:
Distributions from realized gains                                     (.12)      --
Net asset value, end of period                                       $5.75    $5.35

Ratios/supplemental data
Net assets, end of period (in millions)                                $--      $--
Ratio of expenses to average daily net assets(c),(e)                 2.18%    1.86%(d)
Ratio of net investment income (loss) to average daily net assets   (1.27%)   (.53%)(d)
Portfolio turnover rate (excluding short-term securities)              66%      10%
Total return(f)                                                      9.75%    4.70%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 3.83% and 24.49% for the periods ended May 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2004(b)
Net asset value, beginning of period                                  $6.10
Income from investment operations:
Net investment income (loss)                                           (.01)
Net gains (losses) (both realized and unrealized)                      (.29)
Total from investment operations                                       (.30)
Net asset value, end of period                                        $5.80

Ratios/supplemental data
Net assets, end of period (in millions)                                  $8
Ratio of expenses to average daily net assets(c),(e)                  1.03%(d)
Ratio of net investment income (loss) to average daily net assets      .03%(d)
Portfolio turnover rate (excluding short-term securities)               66%
Total return(f)                                                      (4.91%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.58% for the period ended May 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2004     2003(b)
Net asset value, beginning of period                                 $5.36    $5.11
Income from investment operations:
Net investment income (loss)                                          (.01)      --
Net gains (losses) (both realized and unrealized)                      .58      .25
Total from investment operations                                       .57      .25
Less distributions:
Distributions from realized gains                                     (.12)      --
Net asset value, end of period                                       $5.81    $5.36

Ratios/supplemental data
Net assets, end of period (in millions)                                $--      $--
Ratio of expenses to average daily net assets(c),(e)                 1.22%    1.07%(d)
Ratio of net investment income (loss) to average daily net assets    (.33%)    .31%(d)
Portfolio turnover rate (excluding short-term securities)              66%      10%
Total return(f)                                                     10.72%    4.89%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.87% and 23.53% for the periods ended May 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Growth Fund (a series of AXP Partners Series, Inc.) as of May 31, 2004, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended May 31, 2004, and for the period from April 24, 2003 (when shares became publicly available) to May 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Growth Fund as of May 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 20, 2004

--------------------------------------------------------------------------------
29   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Growth Fund
Fiscal year ended May 31, 2004

Class A

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                           18.85%
   Dividends Received Deduction for corporations                       18.90%

Payable date                                                        Per share
Dec. 18, 2003                                                        $0.12345

Class B

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                           18.85%
   Dividends Received Deduction for corporations                       18.90%

Payable date                                                        Per share
Dec. 18, 2003                                                        $0.12238

Class C

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                           18.85%
   Dividends Received Deduction for corporations                       18.90%

Payable date                                                        Per share
Dec. 18, 2003                                                        $0.12238

Class Y

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                           18.85%
   Dividends Received Deduction for corporations                       18.90%

Payable date                                                        Per share
Dec. 18, 2003                                                        $0.12479

--------------------------------------------------------------------------------
30   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held       Principal occupation during past five     Other directorships
                                   with Fund and       years
                                   length of service
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Arne H. Carlson                    Board member        Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999          (provides administrative services to
Minneapolis, MN 55402                                  boards). Former Governor  of Minnesota
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Philip J. Carroll, Jr.             Board member        Retired Chairman and CEO,  Fluor          Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002          Corporation (engineering and              Materials Company, Inc.
Minneapolis, MN 55402                                  construction) since 1998                  (construction
Age 66                                                                                           materials/chemicals)
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Livio D. DeSimone                  Board member        Retired Chair of the Board and  Chief     Cargill, Incorporated
30 Seventh Street East             since 2001          Executive Officer, Minnesota Mining and   (commodity merchants and
Suite 3050                                             Manufacturing (3M)                        processors), General Mills,
St. Paul, MN 55101-4901                                                                          Inc. (consumer foods),
Age 70                                                                                           Vulcan Materials Company
                                                                                                 (construction materials/
                                                                                                 chemicals), Milliken &
                                                                                                 Company (textiles and
                                                                                                 chemicals), and Nexia
                                                                                                 Biotechnologies, Inc.
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Anne P. Jones                      Board member        Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Stephen R. Lewis, Jr.*             Board member        Retired President and Professor of        Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002          Economics, Carleton College               (manufactures irrigation
Minneapolis, MN 55402                                                                            systems)
Age 65
---------------------------------- ------------------- ----------------------------------------- -----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alan K. Simpson                   Board member         Former three-term United States Senator
1201 Sunshine Ave.                since 1997           for Wyoming
Cody, WY 82414
Age 72
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alison Taunton-Rigby              Board member since   Founder and Chief Executive Officer,
901 S. Marquette Ave.             2002                 RiboNovix, Inc. since 2004; President,
Minneapolis, MN 55402                                  Forester Biotech since 2000; prior to
Age 60                                                 that, President and CEO, Aquila
                                                       Biopharmaceuticals, Inc.
--------------------------------- -------------------- ----------------------------------------- -----------------------------

Board Member Affiliated with AEFC**

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
William F. Truscott               Board member         Senior Vice President - Chief
53600 AXP Financial Center        since 2001,  Vice    Investment Officer of AEFC since 2001.
Minneapolis, MN 55474             President  since     Former Chief Investment Officer and
Age 43                            2002                 Managing Director, Zurich Scudder
                                                       Investments
--------------------------------- -------------------- ----------------------------------------- -----------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Jeffrey P. Fox                    Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center        2002                 AEFC, since 2002;  Vice President -
Minneapolis, MN 55474                                  Finance, American Express Company,
Age 49                                                 2000-2002;  Vice President - Corporate
                                                       Controller, AEFC, 1996-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Paula R. Meyer                    President since      Senior Vice President and General
596 AXP Financial Center          2002                 Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                                  2002; Vice President and Managing
Age 50                                                 Director - American Express Funds,
                                                       AEFC, 2000-2002; Vice President, AEFC,
                                                       1998-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Leslie L. Ogg                     Vice President,      President of Board Services Corporation
901 S. Marquette Ave.             General Counsel,
Minneapolis, MN 55402             and Secretary
Age 65                            since 1978
--------------------------------- -------------------- ----------------------------------------- -----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
33   --   AXP PARTNERS GROWTH FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
        Select
           Value
             Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                    May 31, 2004

AXP Partners Select Value Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            7

Investments in Securities                   8

Financial Statements                       13

Notes to Financial Statements              16

Report of Independent Registered
   Public Accounting Firm                  27

Federal Income Tax Information             28

Board Members and Officers                 29

Proxy Voting                               31

(logo Dalbar)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Fund Snapshot
        AS OF MAY 31, 2004

PORTFOLIO MANAGER

Gabelli Asset Management Company

Portfolio manager                                 Mario J. Gabelli, CFA
Since                                                              3/02
Years in industry                                                    37

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 3/8/02       B: 3/8/02       C: 3/8/02       Y: 3/8/02

Ticker symbols
A: AXVAX        B: AXVBX        C: ACSVX        Y: --

Total net assets                                         $512.2 million

Number of holdings                                                  255

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
  X                     LARGE
  X                     MEDIUM  SIZE
  X                     SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Consumer discretionary 32.8%
Consumer staples 14.5%
Industrials 12.1%
Telecommunications 8.9%
Utilities 7.6%
Short-term securities* 6.9%
Health care 5.8%
Financials 3.7%
Energy 3.1%
Technology 2.5%
Materials 2.1%

* 1.5% of the securities in this category is due to security lending activity. 5.4% of the short-term securities is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Tribune (Media)                                                     2.1%
Liberty Media Cl A (Media)                                          2.1
Time Warner (Media)                                                 1.8
Cablevision Systems NY Group Cl A (Cable)                           1.8
AT&T Wireless Services (Cellular telecommunications)                1.7
Dana (Automotive & related)                                         1.5
Deere & Co (Machinery)                                              1.5
Honeywell Intl (Aerospace & defense)                                1.4
Fox Entertainment Group Cl A (Media)                                1.4
News Corp ADR (Media)                                               1.3

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

AXP(R) Partners Select Value Fund is managed by Gabelli Asset Management Company, an independent money management firm. The Fund seeks to provide long-term capital growth by investing in undervalued stocks of large, medium and small-sized companies. For the 12 months ended May 31, 2004, the Fund's Class A shares (excluding sales charges) rose 20.17%. The Fund's benchmark, the Russell 3000(R) Value Index, rose 20.60% for the same period. The Fund's peer group, as represented by the Lipper Multi-Cap Value Funds Index, rose 19.74%. On June 25, 2004, AXP(R) Progressive Fund merged into AXP(R) Partners Select Value Fund. Special dividends in the amount of $0.02528 per share (ordinary income) and $0.0424 per share (capital gains) were paid to AXP Partners Select Value Fund shareholders of record on June 24, 2004.

Q: What factors most significantly affected performance for the period?

    Gabelli: We provided attractive results compared to our peers for the fiscal period, led by our stock selection in industrials and telecommunications. As the period began, we began to see further evidence of the economic recovery. The economy responded to aggressive monetary and fiscal policy measures, and low inflation and interest rates. Oil prices seemed poised to decline, and concern over the war in Iraq remained. Merger and acquisition activity was strong, with the highest level of announced deals since late 2000.

    By the end of the period, interest rate increases, further turmoil in Iraq, higher oil prices, an uptick in inflation, and uncertainty about the presidential election outcome created headwinds for the stock market.

    Several portfolio holdings were the subject of takeovers or possible takeovers. SPS Technologies was acquired by Precision Castparts, and we saw

(bar chart)
                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2004
 25%            (bar 1)             (bar 2)           (bar 3)
 20%            +20.17%             +20.60%           +19.74%
 15%
 10%
  5%
  0%

(bar 1) AXP Partners Select Value Fund Class A (excluding sales charge) (bar 2) Russell 3000(R) Value Index (unmanaged)
(bar 3) Lipper Multi-Cap Value Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We will be focused on several Ds: the dollar, which we believe will weaken against the yen, the domestic budget and trade deficits, dividend payouts and the impact of the fall U.S. general election on dividend tax rates.(end callout quote)

    unsuccessful hostile bids made for Dana (by ArvinMeritor) and for Disney (by Comcast). International Multifoods was bought by J M Smucker, and Interpore announced it would be acquired by Biomet. Following a bidding war with Vodafone, A T & T Wireless Services agreed to be bought by Cingular Wireless in the largest cash deal in history. For the year, wireless stocks were among the best performers.

AVERAGE ANNUAL TOTAL RETURNS
                            Class A                Class B                    Class C                  Class Y
(Inception dates)          (3/8/02)               (3/8/02)                   (3/8/02)                 (3/8/02)
                       NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)    NAV(5)     POP(5)
as of May 31, 2004
1 year               +20.17%    +13.25%    +19.27%      +15.27%      +19.27%      +19.27%       +20.36%    +20.36%
Since inception       +8.46%     +5.62%     +7.68%       +6.03%       +7.68%       +7.68%        +8.64%     +8.64%

as of June 30, 2004
1 year                +20.40%    +13.48%    +19.76%      +15.76%      +19.56%      +19.56%       +20.59%   +20.59%
Since inception        +9.06%     +6.30%     +8.32%       +6.75%       +8.24%       +8.24%        +9.23%    +9.23%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Questions & Answers

Q:   What changes were made to the  Fund's portfolio?

     Gabelli: We increased the Fund's holdings in several companies that benefit from the aging of the U.S. population. These include pharmaceutical companies such as Pfizer, and companies involved in spinal implants, bones, hips, and dental materials. We also added to companies in the farm equipment area. American farmers benefit as commodity prices for wheat, corn, beans, pork and beef increase. Farmers will have the additional cash flow to purchase new machinery, and we have added to Deere and CNH Global (Case New Holland). Deere and CNH control 90% of the market.

     Rising interest rates will make it a relative advantage to own a mobile home as a starter unit. During the period, Berkshire Hathaway, the firm led by Warren Buffet, bought two mobile home manufacturers, and this could be a sign of further industry consolidation.

     We have added positions in Cavco Industries, Nobility Homes, Southern Energy Homes, Cavalier Homes, Palm Harbor Homes, Champion Enterprises, Coachmen Industries and Fleetwood Enterprises.

Q:   How are you positioning the Fund for the coming months?

     Gabelli: The economy is strong. Fiscal stimulus on top of the extraordinarily liquid monetary policy pursued by the Federal Reserve provided a tailwind. Going forward, we have potential inventory rebuilding, and increasing capital expenditures. The major concerns are the high price of oil and the potential for future terrorist acts. We will be focused on several Ds: the dollar, which we believe will weaken against the yen, the domestic budget and trade deficits, dividend payouts and the impact of the fall U.S. general election on dividend tax rates.

     Corporate earnings are strong, but will face tougher comparisons in 2005. Inflation is beginning to reach the consumer in the form of higher prices of gas, milk and meat, and interest rates are on the rise. The impact of lower taxes is starting to dissipate. The consumer appears to want more income, which may mean more upward pressure on wages. Industries such as packaged goods, auto replacement parts, and supermarkets will benefit. We have added stocks in these industries. Broadcasters may benefit from higher prices for advertising.

--------------------------------------------------------------------------------
6   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners Select Value Fund Class A shares (from 4/1/02 to 5/31/04) as compared to the performance of two widely cited performance indices, the Russell 3000(R) Value Index and the Lipper Multi-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(line graph)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                       IN AXP PARTNERS SELECT VALUE FUND

AXP Partners Select Value
  Fund Class A                       $ 9,425   $9,204     $9,400    $11,295
Russell 3000(R) Value Index(1)       $10,000   $9,729     $8,969    $10,817
Lipper Multi-Cap Value Funds         $10,000   $9,696     $9,078    $10,870
  Index(2)
                                      4/1/02  5/31/02    5/31/03    5/31/04

(1) Russell 3000(R) Value Index, an unmanaged index, measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Multi-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                        Average Annual Total Returns
              Class A with Sales Charge as of May 31, 2004
1 year                                                              +13.25%
Since inception (3/8/02)                                             +5.62%

        Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
7   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Investments in Securities

AXP Partners Select Value Fund

May 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (94.6%)
Issuer                                         Shares               Value(a)

Aerospace & defense (3.5%)
Curtiss-Wright Cl B                            84,000            $3,759,000
Empresa Brasileira
  de Aeronautica ADR                           29,000(c)            738,340
Fairchild Cl A                                 80,000(b)            360,000
Honeywell Intl                                215,000             7,245,500
Northrop Grumman                               12,000             1,237,560
Precision Castparts                            28,000             1,312,920
Sequa Cl A                                     10,800(b)            530,820
Sequa Cl B                                     16,000(b)            811,200
Titan                                         105,000(b)          1,983,450
Total                                                            17,978,790

Automotive & related (5.6%)
AutoNation                                    245,000(b)          4,084,150
BorgWarner                                     36,000             1,491,840
DaimlerChrysler                                20,000(c)            889,600
Dana                                          415,000             7,739,750
GenCorp                                       135,000             1,533,600
General Motors                                 10,000               453,900
Genuine Parts                                 147,000             5,533,080
Midas                                          50,000(b)            957,500
Modine Mfg                                    120,000             3,618,000
Navistar Intl                                  45,000(b)          1,707,750
Raytech                                        10,000(b)             20,500
TRW Automotive Holdings                        21,000(b)            412,440
Total                                                            28,442,110

Banks and savings & loans (1.6%)
Bank of America                                33,318             2,769,725
Deutsche Bank                                  20,000(c)          1,575,000
Northern Trust                                 12,000               515,400
PNC Financial Services Group                   25,000             1,380,250
Wilmington Trust                               55,000             2,024,000
Total                                                             8,264,375

Beverages & tobacco (4.2%)
Allied Domecq ADR                              93,000(c)          3,124,800
Anheuser-Busch Companies                       16,000               852,320
Brown-Forman Cl A                              43,000             2,067,010
Coca-Cola                                     110,000             5,648,500
Coors (Adolph) Cl B                             6,000               386,700
Diageo ADR                                     55,000(c)          2,964,500
Fomento Economico Mexicano ADR                 55,000(c)          2,361,700
Fortune Brands                                 10,000               753,000
PepsiAmericas                                  90,000             1,911,600
PepsiCo                                        20,000             1,067,400
Robert Mondavi Cl A                            10,000(b)            348,200
UST                                             2,000                74,720
Total                                                            21,560,450

Broker dealers (0.3%)
BKF Capital Group                               5,000               149,250
Merrill Lynch & Co                             20,000             1,136,000
Schwab (Charles)                               12,000               117,600
Total                                                             1,402,850

Building materials & construction (0.5%)
Southern Energy Homes                           1,500(b)              6,300
Tredegar                                       20,000               289,000
Watts Water Technologies Cl A                 100,000             2,427,000
Total                                                             2,722,300

Cable (1.8%)
Cablevision Systems NY
   Group Cl A                                 420,000(b)          9,206,400

Cellular telecommunications (2.6%)
AT&T Wireless Services                        620,000(b)          8,779,200
mmO2 ADR                                       24,500(b,c)          434,140
Nextel Communications Cl A                     10,000(b)            231,300
U.S. Cellular                                 100,000(b)          3,561,000
Western Wireless Cl A                          20,000(b)            547,600
Total                                                            13,553,240

Chemicals (0.9%)
Albemarle                                      20,000               575,600
Cytec Inds                                      8,000               322,160
Ferro                                          40,000             1,024,000
Great Lakes Chemical                           20,000               495,600
Hercules                                      170,000(b)          1,798,600
MacDermid                                      20,000               623,200
Total                                                             4,839,160

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Issuer                                         Shares               Value(a)

Computer software & services (0.4%)
Electronic Data Systems                        20,000              $327,000
PeopleSoft                                    100,000(b)          1,788,000
Total                                                             2,115,000

Electronics (2.1%)
CTS                                           180,000             1,962,000
Cypress Semiconductor                          20,000(b)            327,200
MagneTek                                       10,000(b)             78,100
Mykrolis                                       10,000(b)            162,000
Texas Instruments                             145,000             3,785,950
Thomas & Betts                                190,000             4,647,400
Total                                                            10,962,650

Energy (3.1%)
BP ADR                                         22,000(c)          1,166,000
Burlington Resources                           20,000             1,338,800
ConocoPhillips                                 40,000             2,933,200
Devon Energy                                   30,000             1,780,800
Exxon Mobil                                    85,000             3,676,250
Kerr-McGee                                     29,000             1,428,250
Royal Dutch Petroleum ADR                      75,000(c)          3,756,750
Total                                                            16,080,050

Energy equipment & services (0.1%)
Transocean                                     12,000(b)            320,760

Engineering & construction (--%)
Palm Harbor Homes                              10,000(b)            189,400

Environmental services (1.4%)
Allied Waste Inds                              60,000(b)            795,600
Republic Services                             125,000             3,606,250
Waste Management                              100,000             2,876,000
Total                                                             7,277,850

Food (7.8%)
Archer-Daniels-Midland                        366,000             6,086,580
Cadbury Schweppes ADR                          57,000(c)          1,966,500
Campbell Soup                                 100,000             2,551,000
Corn Products Intl                             50,000             2,169,000
Del Monte Foods                               350,355(b)          3,598,146
Dreyer's Grand Ice Cream Holdings              10,000               790,800
Flowers Foods                                  60,000             1,402,200
General Mills                                  95,000             4,374,750
Groupe Danone ADR                               5,000(c)            172,850
Heinz (HJ)                                     75,000             2,800,500
Hershey Foods                                  25,000             2,218,250
Intl Multifoods                                52,500(b)          1,310,400
Sensient Technologies                         250,000             5,050,000
Tootsie Roll Inds                              14,832               505,771
Wrigley (Wm) Jr                                80,000             5,024,000
Total                                                            40,020,747

Furniture & appliances (0.3%)
Fedders                                        30,000               133,200
Thomas Inds                                    38,000             1,292,760
Total                                                             1,425,960

Health care products (4.4%)
Abbott Laboratories                            16,000               659,360
Bio-Rad Laboratories Cl A                       5,000(b)            280,600
Bristol-Myers Squibb                           78,000             1,971,060
DENTSPLY Intl                                  15,000               741,150
INAMED                                         44,000(b)          2,620,200
Interpore Intl                                 30,000(b)            432,900
IVAX                                           20,000(b)            487,000
Lilly (Eli)                                    60,000             4,420,200
Merck & Co                                     50,000             2,365,000
Orthofix Intl                                  21,000(b,c)          936,390
Pfizer                                        140,000             4,947,600
Sybron Dental Specialties                      65,000(b)          1,770,600
Wyeth                                          20,000               720,000
Young Innovations                               7,000               191,660
Total                                                            22,543,720

Health care services (1.5%)
Chemed                                         40,000             1,888,800
Hospira                                         1,600(b)             41,024
Matthews Intl Cl A                             21,000               663,600
Orthodontic Centers of America                 23,000(b)            196,650
Owens & Minor                                  10,000               242,000
Patterson Dental                               25,000(b)          1,898,000
Schein (Henry)                                 38,000(b)          2,552,080
Total                                                             7,482,154

Home building (0.8%)
Cavalier Homes                                  5,000(b)             28,200
Cavco Inds                                      5,000(b)            189,695
Champion Enterprises                          145,000(b)          1,355,750
Fleetwood Enterprises                         157,500(b)          2,110,500
Nobility Homes                                  3,800                78,850
Skyline                                         5,000               200,100
Total                                                             3,963,095

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Issuer                                         Shares               Value(a)

Household products (2.2%)
Church & Dwight                                60,000            $2,724,000
Energizer Holdings                             60,000(b)          2,721,000
Procter & Gamble                               45,000             4,851,900
Rayovac                                        10,000(b)            271,000
Weider Nutrition Intl                         109,800(b)            509,472
Total                                                            11,077,372

Industrial transportation (0.1%)
GATX                                           25,000               602,750

Insurance (1.7%)
Alleghany                                       9,231 (b)         2,460,062
American Intl Group                            30,000             2,199,000
Argonaut Group                                 15,000(b)            260,700
MONY Group                                     50,000(b)          1,562,000
Phoenix Companies                              55,000               644,050
Unitrin                                        40,000             1,604,000
Total                                                             8,729,812

Leisure time & entertainment (2.2%)
Canterbury Park Holding                        50,000               837,500
Churchill Downs                                21,100               799,268
Coachmen Inds                                  12,000               193,920
Dover Motorsports                              70,000               321,300
Gemstar-TV Guide Intl                         500,000(b)          2,250,000
Magna Entertainment Cl A                       50,000(b,c)          261,000
Metro-Goldwyn-Mayer                             6,600(b)             78,474
Six Flags                                     100,000(b)            700,000
Viacom Cl A                                   153,000             5,702,310
Total                                                            11,143,772

Lodging & gaming (2.6%)
Aztar                                          37,000(b)            892,070
Boca Resorts Cl A                              75,000(b)          1,348,500
Dover Downs Gaming
  & Entertainment                              65,000               696,800
Gaylord Entertainment                          55,000(b)          1,581,250
Hilton Group                                  400,000(c)          1,945,236
Hilton Hotels                                 270,000             4,684,500
MGM Mirage                                     50,000(b)          2,220,500
Total                                                            13,368,856

Machinery (2.7%)
AGCO                                           70,000(b)          1,341,200
Clarcor                                        25,000             1,060,250
CNH Global                                     40,000(c)            771,200
Deere & Co                                    115,000             7,555,500
Flowserve                                      35,000(b)            733,250
Oshkosh Truck                                  38,000             1,966,500
SL Inds                                         8,000(b)             86,400
Thermo Electron                                10,000(b)            307,800
Total                                                            13,822,100

Media (19.2%)
Beasley Broadcast Group Cl A                   80,000(b)          1,225,600
Cendant                                        70,000             1,605,800
Disney (Walt)                                 227,000             5,327,690
Emmis Communications Cl A                      14,000(b)            305,200
Fisher Communications                          40,000(b)          2,019,600
Fox Entertainment Group Cl A                  265,000(b)          7,141,750
Granite Broadcasting                           72,000(b)             82,800
Gray Television                               140,000             1,972,600
Grupo Televisa ADR                             42,000(c)          1,774,920
InterActiveCorp                                56,000(b)          1,750,560
Journal Communications Cl A                    70,000             1,325,100
Journal Register                               43,000(b)            834,200
Knight-Ridder                                  45,000             3,419,100
Lee Enterprises                                32,000             1,532,160
Liberty Media Cl A                          1,000,000(b)         10,980,000
Lin TV                                        140,000(b)          3,178,000
McGraw-Hill Companies                          15,000             1,168,800
Media General Cl A                             64,000             4,404,480
New York Times Cl A                           115,000             5,362,450
News Corp ADR                                 200,000(c)          6,812,000
Paxson Communications Cl A                     75,000(b)            210,750
PRIMEDIA                                      230,000(b)            685,400
Pulitzer                                      126,000             5,928,300
Reader's Digest Assn                          120,000             1,820,400
Salem Communications Cl A                      20,000(b)            600,000
Scripps (EW) Cl A                              17,000             1,808,120
Sinclair Broadcast Group Cl A                 205,000(b)          2,265,250
Thomas Nelson                                  35,000               819,700
Time Warner                                   550,000(b)          9,372,000
Tribune                                       230,000            11,106,700
Young Broadcasting Cl A                       120,000(b)          1,718,400
Total                                                            98,557,830

Miscellaneous (0.5%)
Middlesex Water                                28,400               558,344
Rollins                                        29,550               720,725
SJW                                            36,000             1,170,000
Total                                                             2,449,069

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Issuer                                         Shares               Value(a)

Multi-industry (4.0%)
Acuity Brands                                   5,000              $123,300
AMETEK                                         20,000               540,200
Cooper Inds Cl A                               88,000             5,007,200
Crane                                          45,000             1,358,550
Imagistics Intl                                14,000(b)            541,380
ITT Inds                                       60,000             4,833,000
New England Business Service                   10,000               438,700
Park-Ohio Holdings                             25,000(b)            302,500
Sony ADR                                       67,000(c)          2,470,290
Tyco Intl                                      12,000(c)            369,480
Vivendi Universal ADR                         185,000(b,c)        4,728,600
Total                                                            20,713,200

Paper & packaging (0.4%)
Greif Cl A                                     50,000             1,780,000
Sealed Air                                     10,000(b)            502,700
Total                                                             2,282,700

Precious metals (0.3%)
Newmont Mining                                 33,000             1,310,430

Real estate investment trust (0.1%)
Starwood Hotels
  & Resorts Worldwide                          15,000               632,700

Restaurants (--%)
Steak n Shake                                   7,000(b)            123,130

Retail -- general (0.9%)
AutoZone                                       10,000(b)            867,500
CSK Auto                                       75,000(b)          1,286,250
Home Depot                                      4,000               143,680
Neiman Marcus Group Cl A                       40,000             2,064,000
Total                                                             4,361,430

Retail -- grocery (0.5%)
Albertson's                                    22,000               515,460
Safeway                                        90,000(b)          2,030,400
Total                                                             2,545,860

Telecom equipment & services (0.5%)
Motorola                                       85,000             1,680,450
PanAmSat                                       40,000(b)            929,200
Sycamore Networks                              40,000(b)            176,400
Total                                                             2,786,050

Utilities -- electric (7.0%)
Allegheny Energy                              220,000(b)          3,135,000
Aquila                                        350,000(b)          1,403,500
CH Energy Group                                23,500             1,069,250
CMS Energy                                    150,000(b)          1,293,000
DPL                                           110,000             2,172,500
Duquesne Light Holdings                       140,000             2,692,200
Edison Intl                                    85,000             2,051,900
El Paso Electric                              150,000(b)          2,167,500
Energy East                                   150,000             3,525,000
FPL Group                                      30,000             1,912,500
Great Plains Energy                            25,000               757,250
Northeast Utilities                           105,000             2,005,500
NSTAR                                          70,000             3,309,600
PG&E                                           35,000(b)            997,500
TECO Energy                                    40,000               486,400
TXU                                            10,000               373,700
Westar Energy                                  75,000             1,479,000
Xcel Energy                                   310,000             5,266,900
Total                                                            36,098,200

Utilities -- natural gas (0.6%)
El Paso                                       130,000               937,300
Nicor                                           5,000               166,400
NiSource                                       10,000               202,600
ONEOK                                          45,000               961,650
Southwest Gas                                  40,000               904,000
Total                                                             3,171,950

Utilities -- telephone (5.9%)
AT&T                                           40,000               663,200
BCE                                            80,000(c)          1,592,000
BellSouth                                      30,000               748,800
BT Group ADR                                   25,000(c)            852,000
CenturyTel                                     65,000             1,942,850
Cincinnati Bell                               380,000(b)          1,565,600
Citizens Communications                       210,000(b)          2,667,000
Commonwealth
  Telephone Enterprises                       120,000(b)          5,088,000
Qwest Communications Intl                     700,000(b)          2,625,000
SBC Communications                             25,000               592,500
Sprint (FON Group)                            300,000             5,328,000
Telephone & Data Systems                       76,000             5,445,400
Verizon Communications                         30,000             1,037,400
Total                                                            30,147,750

Total common stocks
(Cost: $406,871,965)                                           $484,276,022

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Short-term securities (7.0%)(e)
Issuer                 Annualized              Amount               Value(a)
                      yield on date          payable at
                       of purchase            maturity
Commercial paper
Deutsche Bank Financial LLC
  06-01-04                1.03%           $13,800,000           $13,798,421
FCAR Owner Trust I
  07-14-04                1.06              5,000,000             4,993,130
  09-15-04                1.28              5,000,000             4,981,379
Windmill Funding
  06-01-04                1.03             12,000,000 (d)        11,998,626

Total short-term securities
(Cost: $35,771,636)                                             $35,771,556

Total investments in securities
(Cost: $442,643,601)(f)                                        $520,047,578

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of May 31, 2004, the value of foreign securities represented 8.1% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2004, the value of these securities amounted to $11,998,626 or 2.3% of net assets.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.5% of this category (see Note 5 to the financial statements). 5.5% of the short-term securities is the Fund's cash equivalent position.

(f) At May 31, 2004, the cost of securities for federal income tax purposes was $443,862,160 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $81,325,071
     Unrealized depreciation                                     (5,139,653)
                                                                 ----------
     Net unrealized appreciation                                $76,185,418
                                                                -----------

--------------------------------------------------------------------------------
12   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Select Value Fund

May 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $442,643,601)                                                                      $520,047,578
Cash in bank on demand deposit                                                                              209,362
Foreign currency holdings (identified cost $66,056) (Note 1)                                                 72,896
Capital shares receivable                                                                                   204,737
Dividends and accrued interest receivable                                                                   617,780
Receivable for investment securities sold                                                                   241,194
                                                                                                            -------
Total assets                                                                                            521,393,547
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                      128,554
Payable for investment securities purchased                                                               1,379,084
Payable upon return of securities loaned (Note 5)                                                         7,580,000
Accrued investment management services fee                                                                   10,902
Accrued distribution fee                                                                                      7,202
Accrued transfer agency fee                                                                                   3,252
Accrued administrative services fee                                                                             838
Other accrued expenses                                                                                       98,576
                                                                                                             ------
Total liabilities                                                                                         9,208,408
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $512,185,139
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    840,034
Additional paid-in capital                                                                              428,329,982
Accumulated net realized gain (loss)                                                                      5,604,237
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    77,410,886
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $512,185,139
                                                                                                       ============
Net assets applicable to outstanding shares:                  Class A                                  $322,920,539
                                                              Class B                                  $172,351,919
                                                              Class C                                  $ 10,471,276
                                                              Class I                                  $  6,371,408
                                                              Class Y                                  $     69,997
Net asset value per share of outstanding capital stock:       Class A shares       52,678,798          $       6.13
                                                              Class B shares       28,543,914          $       6.04
                                                              Class C shares        1,734,209          $       6.04
                                                              Class I shares        1,035,095          $       6.16
                                                              Class Y shares           11,382          $       6.15
                                                                                       ------          ------------
* Including securities on loan, at value (Note 5)                                                      $  7,271,200
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Statement of operations
AXP Partners Select Value Fund

Year ended May 31, 2004
Investment income
Income:
Dividends                                                                                               $ 5,394,093
Interest                                                                                                    265,350
Fee income from securities lending (Note 5)                                                                  36,779
   Less foreign taxes withheld                                                                              (59,661)
                                                                                                            -------
Total income                                                                                              5,636,561
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        2,995,527
Distribution fee
   Class A                                                                                                  616,172
   Class B                                                                                                1,360,516
   Class C                                                                                                   83,329
Transfer agency fee                                                                                         828,974
Incremental transfer agency fee
   Class A                                                                                                   56,561
   Class B                                                                                                   53,018
   Class C                                                                                                    3,397
Service fee -- Class Y                                                                                           66
Administrative services fees and expenses                                                                   240,301
Compensation of board members                                                                                 9,200
Custodian fees                                                                                               66,272
Printing and postage                                                                                        107,152
Registration fees                                                                                            80,945
Audit fees                                                                                                   18,000
Other                                                                                                         3,754
                                                                                                              -----
Total expenses                                                                                            6,523,184
   Earnings credits on cash balances (Note 2)                                                                (1,753)
                                                                                                             ------
Total net expenses                                                                                        6,521,431
                                                                                                          ---------
Investment income (loss) -- net                                                                            (884,870)
                                                                                                           --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                         8,068,233
   Foreign currency transactions                                                                              3,066
                                                                                                              -----
Net realized gain (loss) on investments                                                                   8,071,299
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    57,125,688
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    65,196,987
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $64,312,117
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Select Value Fund

Year ended May 31,                                                                        2004              2003
Operations and distributions
Investment income (loss) -- net                                                      $   (884,870)     $    184,148
Net realized gain (loss) on investments                                                 8,071,299        (1,089,258)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  57,125,688        21,449,555
                                                                                       ----------        ----------
Net increase (decrease) in net assets resulting from operations                        64,312,117        20,544,445
                                                                                       ----------        ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                            (146,001)          (70,009)
      Class Y                                                                                 (55)              (22)
   Net realized gain
      Class A                                                                            (309,482)          (60,486)
      Class B                                                                            (173,020)          (37,350)
      Class C                                                                             (10,594)           (2,049)
      Class Y                                                                                 (79)              (14)
                                                                                         --------          --------
Total distributions                                                                      (639,231)         (169,930)
                                                                                         --------          --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            160,489,888       125,474,400
   Class B shares                                                                      76,761,401        73,302,858
   Class C shares                                                                       5,077,931         3,871,015
   Class I shares                                                                       6,411,201                --
   Class Y shares                                                                          23,923            33,000
Reinvestment of distributions at net asset value
   Class A shares                                                                         452,142           129,733
   Class B shares                                                                         171,192            37,010
   Class C shares                                                                          10,393             1,968
   Class Y shares                                                                             110                23
Payments for redemptions
   Class A shares                                                                     (34,809,323)      (22,011,016)
   Class B shares (Note 2)                                                            (20,273,421)      (11,321,426)
   Class C shares (Note 2)                                                             (1,398,808)         (482,832)
   Class I shares                                                                         (14,053)               --
   Class Y shares                                                                         (11,811)               --
                                                                                         --------          --------
Increase (decrease) in net assets from capital share transactions                     192,890,765       169,034,733
                                                                                      -----------       -----------
Total increase (decrease) in net assets                                               256,563,651       189,409,248
Net assets at beginning of year                                                       255,621,488        66,212,240
                                                                                      -----------        ----------
Net assets at end of year                                                            $512,185,139      $255,621,488
                                                                                     ============      ============
Undistributed net investment income                                                  $         --      $    145,900
                                                                                     ------------      ------------

See accompanying notes to financial statements.

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15   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Select Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Security Dealers.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of May 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 1.24% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

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16   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
17   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of May 31, 2004, foreign currency holdings were entirely comprised of British Pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $885,026 and accumulated net realized gain has been decreased by $884,870 resulting in a net reclassification adjustment to decrease paid-in capital by $156.

--------------------------------------------------------------------------------
18   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                             2004              2003

Class A
Distributions paid from:
    Ordinary income                          $455,483          $130,495
    Long-term capital gain                         --                --
Class B
Distributions paid from:
    Ordinary income                           173,020            37,350
    Long-term capital gain                         --                --
Class C
Distributions paid from:
    Ordinary income                            10,594             2,049
    Long-term capital gain                         --                --
Class I
Distributions paid from:
    Ordinary income                                --               N/A
    Long-term capital gain                         --               N/A
Class Y
Distributions paid from:
    Ordinary income                               134                36
    Long-term capital gain                         --                --

As of May 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $ 2,189,603
Accumulated long-term gain (loss)                           $ 4,633,193
Unrealized appreciation (depreciation)                      $76,192,327

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.78% to 0.65% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Multi-Cap Value Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $58,373 for the year ended May 31, 2004.

--------------------------------------------------------------------------------
19   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,376,907 for Class A, $92,588 for Class B and $3,927 for Class C for the year ended May 31, 2004.

--------------------------------------------------------------------------------
20   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Beginning June 9, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2005. Under this agreement, net expenses will not exceed 1.35% for Class A, 2.11% for Class B, 2.11% for Class C, 1.00% for Class I and 1.17% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2004, the Fund's custodian and transfer agency fees were reduced by $1,753 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $231,763,140 and $56,460,615, respectively, for the year ended May 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $464,895 for the year ended May 31, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended May 31, 2004
                                              Class A         Class B      Class C      Class I*     Class Y
Sold                                       27,997,866      13,591,264      900,081     1,037,376       4,387
Issued for reinvested distributions            76,635          29,364        1,783            --          19
Redeemed                                   (5,954,568)     (3,578,009)    (244,224)       (2,281)     (2,067)
                                           ----------      ----------     --------        ------      ------
Net increase (decrease)                    22,119,933      10,042,619      657,640     1,035,095       2,339
                                           ----------      ----------      -------     ---------       -----

* Inception date was March 4, 2004.

                                                                  Year ended May 31, 2003
                                              Class A         Class B      Class C       Class I     Class Y
Sold                                       27,443,365      16,075,935      850,122           N/A       7,038
Issued for reinvested distributions            28,020           8,028          427           N/A           5
Redeemed                                   (4,849,706)     (2,537,078)    (107,634)          N/A          --
                                           ----------      ----------     --------        ------      ------
Net increase (decrease)                    22,621,679      13,546,885      742,915           N/A       7,043
                                           ----------      ----------     --------        ------      ------

5. LENDING OF PORTFOLIO SECURITIES

As of May 31, 2004, securities valued at $7,271,200 were on loan to brokers. For collateral, the Fund received $7,580,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investment in securities." Income from securities lending amounted to $36,779 for the year ended May 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

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21   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2004.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2004      2003       2002(b)
Net asset value, beginning of period                                          $5.11     $5.01      $5.13
Income from investment operations:
Net investment income (loss)                                                     --       .01         --
Net gains (losses) (both realized and unrealized)                              1.03       .10       (.12)
Total from investment operations                                               1.03       .11       (.12)
Less distributions:
Dividends from net investment income                                             --      (.01)        --
Distributions from realized gains                                              (.01)       --         --
Total distributions                                                            (.01)     (.01)        --
Net asset value, end of period                                                $6.13     $5.11      $5.01

Ratios/supplemental data
Net assets, end of period (in millions)                                        $323      $156        $40
Ratio of expenses to average daily net assets(c)                              1.38%     1.44%(e)   1.48%(d),(e)
Ratio of net investment income (loss) to average daily net assets              .06%      .42%       .22%(d)
Portfolio turnover rate (excluding short-term securities)                       15%       31%         7%
Total return(f)                                                              20.17%     2.12%     (2.34%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.65% and 3.06% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
22   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2004      2003       2002(b)
Net asset value, beginning of period                                          $5.07     $5.00      $5.13
Income from investment operations:
Net investment income (loss)                                                   (.03)     (.01)      (.01)
Net gains (losses) (both realized and unrealized)                              1.01       .08       (.12)
Total from investment operations                                                .98       .07       (.13)
Less distributions:
Distributions from realized gains                                              (.01)       --         --
Net asset value, end of period                                                $6.04     $5.07      $5.00

Ratios/supplemental data
Net assets, end of period (in millions)                                        $172       $94        $25
Ratio of expenses to average daily net assets(c)                              2.15%     2.20%(e)   2.26%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.71%)    (.34%)     (.54%)(d)
Portfolio turnover rate (excluding short-term securities)                       15%       31%         7%
Total return(f)                                                              19.27%     1.46%     (2.53%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
23   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2004      2003       2002(b)
Net asset value, beginning of period                                          $5.07     $5.00      $5.13
Income from investment operations:
Net investment income (loss)                                                   (.03)     (.01)      (.01)
Net gains (losses) (both realized and unrealized)                              1.01       .08       (.12)
Total from investment operations                                                .98       .07       (.13)
Less distributions:
Distributions from realized gains                                              (.01)       --         --
Net asset value, end of period                                                $6.04     $5.07      $5.00

Ratios/supplemental data
Net assets, end of period (in millions)                                         $10        $5         $2
Ratio of expenses to average daily net assets(c)                              2.15%     2.20%(e)   2.26%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.71%)    (.34%)     (.49%)(d)
Portfolio turnover rate (excluding short-term securities)                       15%       31%         7%
Total return(f)                                                              19.27%     1.46%     (2.53%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2004(b)
Net asset value, beginning of period                                  $6.34
Income from investment operations:
Net investment income (loss)                                            .02
Net gains (losses) (both realized and unrealized)                      (.20)
Total from investment operations                                       (.18)
Net asset value, end of period                                        $6.16

Ratios/supplemental data
Net assets, end of period (in millions)                                  $6
Ratio of expenses to average daily net assets(c)                       .94%(d)
Ratio of net investment income (loss) to average daily net assets      .83%(d)
Portfolio turnover rate (excluding short-term securities)               15%
Total return(e)                                                      (2.84%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
25   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2004      2003       2002(b)
Net asset value, beginning of period                                          $5.12     $5.01      $5.13
Income from investment operations:
Net investment income (loss)                                                     --       .02         --
Net gains (losses) (both realized and unrealized)                              1.04       .10       (.12)
Total from investment operations                                               1.04       .12       (.12)
Less distributions:
Dividends from net investment income                                             --      (.01)        --
Distributions from realized gains                                              (.01)       --         --
Total distributions                                                            (.01)     (.01)        --
Net asset value, end of period                                                $6.15     $5.12      $5.01

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--       $--        $--
Ratio of expenses to average daily net assets(c)                              1.22%     1.25%(e)   1.17%(d),(e)
Ratio of net investment income (loss) to average daily net assets              .21%      .63%       .22%(d)
Portfolio turnover rate (excluding short-term securities)                       15%       31%         7%
Total return(f)                                                              20.36%     2.35%     (2.34%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.47% and 2.88% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Report of Independent  Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Select Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2004 and the financial highlights for each of the years in the two-year period ended May 31, 2004 and for the period from March 8, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Select Value Fund as of May 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 20, 2004

--------------------------------------------------------------------------------
27   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Select Value Fund
Fiscal year ended May 31, 2004

Class A

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                       100%
   Dividends Received Deduction for corporations                   100%

Payable date                                                  Per share
Dec. 18, 2003                                                  $0.01024

Class B

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                       100%
   Dividends Received Deduction for corporations                   100%

Payable date                                                  Per share
Dec. 18, 2003                                                  $0.00696

Class C

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                       100%
   Dividends Received Deduction for corporations                   100%

Payable date                                                  Per share
Dec. 18, 2003                                                  $0.00696

Class Y

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                       100%
   Dividends Received Deduction for corporations                   100%

Payable date                                                  Per share
Dec. 18, 2003                                                  $0.01179

--------------------------------------------------------------------------------
28   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held       Principal occupation during past five     Other directorships
                                   with Fund and       years
                                   length of service
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Arne H. Carlson                    Board member        Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999          (provides administrative services to
Minneapolis, MN 55402                                  boards). Former Governor  of Minnesota
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Philip J. Carroll, Jr.             Board member        Retired Chairman and CEO,  Fluor          Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002          Corporation (engineering and              Materials Company, Inc.
Minneapolis, MN 55402                                  construction) since 1998                  (construction
Age 66                                                                                           materials/chemicals)
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Livio D. DeSimone                  Board member        Retired Chair of the Board and  Chief     Cargill, Incorporated
30 Seventh Street East             since 2001          Executive Officer, Minnesota Mining and   (commodity merchants and
Suite 3050                                             Manufacturing (3M)                        processors), General Mills,
St. Paul, MN 55101-4901                                                                          Inc. (consumer foods),
Age 70                                                                                           Vulcan Materials Company
                                                                                                 (construction materials/
                                                                                                 chemicals), Milliken &
                                                                                                 Company (textiles and
                                                                                                 chemicals), and Nexia
                                                                                                 Biotechnologies, Inc.
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Anne P. Jones                      Board member        Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Stephen R. Lewis, Jr.*             Board member        Retired President and Professor of        Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002          Economics, Carleton College               (manufactures irrigation
Minneapolis, MN 55402                                                                            systems)
Age 65
---------------------------------- ------------------- ----------------------------------------- -----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
29   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alan K. Simpson                   Board member         Former three-term United States Senator
1201 Sunshine Ave.                since 1997           for Wyoming
Cody, WY 82414
Age 72
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alison Taunton-Rigby              Board member since   Founder and Chief Executive Officer,
901 S. Marquette Ave.             2002                 RiboNovix, Inc. since 2004; President,
Minneapolis, MN 55402                                  Forester Biotech since 2000; prior to
Age 60                                                 that, President and CEO, Aquila
                                                       Biopharmaceuticals, Inc.
--------------------------------- -------------------- ----------------------------------------- -----------------------------

Board Member Affiliated with AEFC**

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
William F. Truscott               Board member         Senior Vice President - Chief
53600 AXP Financial Center        since 2001,  Vice    Investment Officer of AEFC since 2001.
Minneapolis, MN 55474             President  since     Former Chief Investment Officer and
Age 43                            2002                 Managing Director, Zurich Scudder
                                                       Investments
--------------------------------- -------------------- ----------------------------------------- -----------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
30   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Jeffrey P. Fox                    Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center        2002                 AEFC, since 2002;  Vice President -
Minneapolis, MN 55474                                  Finance, American Express Company,
Age 49                                                 2000-2002;  Vice President - Corporate
                                                       Controller, AEFC, 1996-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Paula R. Meyer                    President since      Senior Vice President and General
596 AXP Financial Center          2002                 Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                                  2002; Vice President and Managing
Age 50                                                 Director - American Express Funds,
                                                       AEFC, 2000-2002; Vice President, AEFC,
                                                       1998-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Leslie L. Ogg                     Vice President,      President of Board Services Corporation
901 S. Marquette Ave.             General Counsel,
Minneapolis, MN 55402             and Secretary
Age 65                            since 1978
--------------------------------- -------------------- ----------------------------------------- -----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
31   ---   AXP PARTNERS SELECT VALUE FUND   ---   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American
Express  Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         Small Cap Core
                Fund

Annual Report
for the Period Ended
May 31, 2004

AXP Partners Small Cap Core Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            9

Investments in Securities                  10

Financial Statements                       17

Notes to Financial Statements              20

Report of Independent Registered
   Public Accounting Firm                  32

Federal Income Tax Information             33

Board Members and Officers                 34

Proxy Voting                               36

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF MAY 31, 2004

PORTFOLIO MANAGERS

Wellington Management Company, LLP

Portfolio manager                 Since                Years in industry
Kenneth L. Abrams                 3/02                        20

American Century Investment Management Inc.

Portfolio managers                Since                Years in industry
John Schniedwind                  12/03                       22
William Martin                    12/03                       14
Wihelmine von Turk                12/03                       20

Lord, Abbett & Co. LLC

Portfolio manager                 Since                Years in industry
Michael T. Smith                  12/03                       16

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 3/8/02       B: 3/8/02       C: 3/8/02       Y: 3/8/02

Ticker symbols
A: AXSAX        B: AXSBX        C: --           Y: --

Total net assets                                          $140.9 million

Number of holdings                                                   416

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                     LARGE
                     MEDIUM SIZE
         X           SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Consumer discretionary 19.2%
Technology 19.0%
Health care 16.3%
Financials 12.9%
Industrials 10.5%
Materials 7.5%
Energy 4.6%
Short-term securities 3.0%
Telecommunications 2.9%
Consumer staples 2.5%
Utilities 1.6%

TOP TEN HOLDINGS

Percentage of portfolio assets

Red Hat (Computer software & services)                              1.4%
Acxiom (Computer software & services)                               1.2
Ohio Casualty (Insurance)                                           1.2
Grey Wolf (Energy equipment & services)                             1.1
SM&A (Computer software & services)                                 0.9
Websense (Computer software & services)                             0.9
Hilb, Rogal & Hamilton (Insurance)                                  0.9
Take-Two Interactive Software
  (Computer software & services)                                    0.9
UGI (Utilities -- natural gas)                                      0.8
Ryland Group (Building materials & construction)                    0.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Small Cap Core Fund is managed by three independent money management firms that invest a portion of Fund assets in a blend of growth and value small company stocks. The goal is to provide long-term growth of capital. For the fiscal year ended May 31, 2004, AXP Partners Small Cap Core Fund's Class A shares (excluding sales charge) rose 29.45%, slightly underperforming the 30.29% return of the unmanaged Russell 2000(R) Index. The Fund also slightly underperformed the Lipper Small-Cap Core Funds Index, which also rose 30.29% for the period. Wellington Management Company, LLP (Wellington Management), American Century Investment Management, Inc. (American Century) and Lord Abbett & Co. LLC (Lord Abbett) managed 47%, 27% and 26% of the Fund's portfolio, respectively, as of May 31, 2004. During the fiscal period, from May 31, 2003 to Dec. 19, 2003, Pilgrim Baxter & Associates (Pilgrim Baxter) managed a portion of the Fund that underperformed the Fund's benchmark. American Century and Lord Abbett began managing portions of the Fund on Dec. 22, 2003.

Q: What major factors affected performance for your portion of the AXP Partners Small Cap Core Fund for the fiscal year?

    Lord Abbett: The largest positive contributor to our portion of the Fund was stock selection in the financial services sector. In particular, an insurance provider posted strong gains upon favorable first quarter results and a renewed share repurchase program. In addition, an insurance and risk management intermediary advanced upon record first quarter results, due in part to recent acquisitions. Stock selection in the technology sector also aided relative performance. In particular, a computer peripherals company recorded record revenues in the first quarter of 2004, due in large part to the success of their low-priced Dimension 3D printers.

(bar chart)
                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2004

 35%
                        (bar 1)          (bar 2)          (bar 3)
 30%                    +29.45%          +30.29%          +30.29%

 25%

 20%

 15%

 10%

  5%

  0%

(bar 1) AXP Partners Small Cap Core Fund Class A (excluding sales charge) (bar 2) Russell 2000(R) Index (unmanaged)
(bar 3) Lipper Small-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)Our portion of the Fund's performance exceeded that of the benchmark due to strong stock selection within several sectors.(end callout quote)

-- Wellington Management

    Stock selection within the consumer discretionary sector detracted from relative performance. Specifically, share prices of a business services corporation were adversely affected upon slower seasonal growth as a result of proposal deferrals. Our stock selection in the portfolio's energy sector also hurt relative returns. Specifically, share prices of a drilling contractor were hindered upon word of a first quarter net loss. Company losses were mainly attributable to delayed deep water platform rig construction.

AVERAGE ANNUAL TOTAL RETURNS
                              Class A                     Class B                     Class C                 Class Y
(Inception dates)            (3/8/02)                    (3/8/02)                    (3/8/02)                 (3/8/02)
                         NAV(1)     POP(2)          NAV(1)      After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)    POP(5)
as of May 31, 2004
1 year                  +29.45%    +22.02%         +28.57%        +24.57%      +28.64%       +28.64%     +29.61%   +29.61%
Since inception          +4.26%     +1.52%          +3.52%         +1.78%       +3.43%        +3.43%      +4.42%    +4.42%

as of June 30, 2004
1 year                  +33.53%    +25.85%         +32.46%        +28.46%      +32.54%       +32.54%     +33.68%   +33.68%
Since inception          +5.92%     +3.24%          +5.14%         +3.51%       +5.07%        +5.07%      +6.08%    +6.08%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Our focus remains on investing in companies that generate free cash flow and strong balance sheets. (end callout quote)

-- Lord Abbett

     Wellington Management: Our portion of the Fund's performance exceeded that of the benchmark due to strong stock selection within several sectors. Information technology, financials and telecommunication services were areas of particular strength. Our top holdings Red Hat, Providian Financial Corp. and Nextel Partners were outstanding performers.

     A higher-than-index position in the health care sector, which was one of the top performing components of the Fund's benchmark, and a lower-than-index position in financials, which lagged other sectors, also contributed meaningfully to the Fund's return during the period.

     Areas of relative weakness were energy, industrials, materials and consumer staples sectors. Stock selection detracted from performance within these sectors, as did our lower-than index positions in materials and consumer staples, which were among the top performing sectors of the Fund's benchmark.

     American Century: Our portion of the Fund outperformed the benchmark as a result of solid stock selection in most sectors. Stock selection was especially strong in the consumer discretionary sector. In this sector, one retailer (Stage Stores) helped performance following a meaningful acquisition and the divestiture of its credit card business. Auto parts supplier Tenneco Automotive also was a strong contributor after significant improvement in its liquidity position.

     Our stock selection was least successful in the materials sector. The materials stocks in our portion of the Fund declined, while those in the index gained ground. In particular, our picks among metals and mining companies weighed on relative results; we held positions in two non-benchmark stocks -- copper producer Southern Peru Copper and scrap metal recycler Metal Management -- that declined sharply during the period.

Q:   What changes did you make to the Fund during the period?

     Lord Abbett: Valuation and investment process continue to drive our stock selection and sector weightings. Our focus remains on investing in companies that generate free cash flow and strong balance sheets. We have increased allocations in the consumer discretionary and producer durables sector throughout the period. Conversely, we have decreased

--------------------------------------------------------------------------------
6   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Questions & Answers

     positions in the materials and processing and energy sectors. We currently have a significantly higher than index position in the health care sector within our portion of the Fund and a slight focus on consumer discretionary stocks.

     Wellington Management: During the 12-month period, we added stocks in the media and retailing industries, thereby increasing our exposure to the consumer discretionary sector. We also trimmed our exposure to information technology stocks as some strong performers approached our price targets. Lastly, we initiated or added to several stocks in the materials sector.

     American Century: We focus our investment process on stock selection. This process led us to build higher-than-index positions in stocks such as Apogent Technologies, a maker of laboratory products, and Sierra Health Services, a managed healthcare provider. We also added to existing higher-than-index positions in shares of NVR, which has homebuilding and mortgage arms to its business, and Bank of Hawaii Corp. These represent some of our biggest higher-than-index positions versus the Fund's benchmark.

(begin callout quote)Because smaller companies are less widely followed and researched, we believe they represent considerable opportunity. (end callout quote)

-- American Century

Q: How will you manage your portion of the Fund in the coming months in light of your current outlook?

     Lord Abbett: Both the U.S. economy and major equity indices appear on much firmer ground relative to this time last year. Although economic conditions are expected to improve from these levels, we believe stock valuations seem to reflect much of this good news and, subsequently, finding undervalued, high-quality corporations has become more difficult. That being said, we continue to invest in companies across a broad range of industries that could benefit from their own individual initiatives -- despite general macroeconomic conditions.

     Wellington Management: After a sustained period of small cap outperformance and a trailing one-year period of stellar absolute returns across all market cap styles, it has become more challenging to locate unexploited sectors, trends, or themes in the market. Valuations are roughly comparable across many industries and several stock groups have already had very strong runs.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Questions & Answers

    Against this backdrop, we continue to examine stocks on a case-by-case basis. In talking with the managements of the companies we follow, we continue to hear optimism percolating with respect to top-line acceleration, earnings growth, and capital deployment. Many companies also continue to benefit from re-structured balance sheets, allowing them to pay lower interest expenses and extract higher earnings going forward.

    We remain focused on identifying the best small-cap companies for inclusion in the Fund. While our sector allocations are a product of our bottom-up stock selection, our portion of the Fund has higher-than-index positions in the consumer discretionary and health care sectors, and a lower-than-index position in financial stocks.

    American Century: Because smaller companies are less widely followed and researched, we believe they represent considerable opportunity. We adhere to our disciplined investment process to build a portfolio of smaller companies that we believe provide the optimal balance between risk and expected return. We do not make changes to our investment process based on current macroeconomic or market conditions.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners Small Cap Core Fund Class A shares (from 4/1/02 to 5/31/04) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                       IN AXP PARTNERS SMALL CAP CORE FUND

AXP Partners Small Cap Core Fund Class A   $ 9,425    $8,790    $7,991   $10,344
Russell 2000(R) Index(1)                   $10,000    $9,643    $8,854   $11,536
Lipper Small-Cap Core Funds Index(2)       $10,000    $9,675    $8,716   $11,356
                                            4/1/02   5/31/02   5/31/03   5/31/04

(1) Russell 2000(R) Index, an unmanaged index, measures the performance of 2,000 smallest companies in the Russell 3000(R) Index, which represent approximately 8% of the total market capitalization of the Russell 3000(R) Index.

(2) The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of May 31, 2004

1 year                                                               +22.02%
Since inception (3/8/02)                                              +1.52%

       Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Core Fund

MAY 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (95.5%)
Issuer                                           Shares            Value(a)

Aerospace & defense (0.8%)
Alliant Techsystems                                 320(b)          $19,600
Ducommun                                          2,590(b)           48,822
Esterline Technologies                              229(b)            5,766
Teledyne Technologies                            35,600(b)          655,751
United Defense Inds                              11,964(b)          399,598
Total                                                             1,129,537

Airlines (1.0%)
Atlantic Coast Airlines Holdings                  3,178(b)           17,924
Frontier Airlines                                 2,523(b)           23,464
Mesa Air Group                                    2,311(b)           17,725
Northwest Airlines Cl A                          74,500(b)          753,196
Pinnacle Airlines                                32,400(b)          435,780
Republic Airways Holdings                         6,900(b)           94,806
SkyWest                                           5,021              84,001
Total                                                             1,426,896

Automotive & related (1.8%)
Aftermarket Technology                           11,900(b)          174,216
American Axle & Mfg Holdings                      8,095(b)          282,920
Cummins                                           2,180             126,963
Dana                                             19,100             356,215
Dollar Thrifty Automotive Group                  12,000(b)          314,640
Dura Automotive Systems Cl A                      7,203(b)           68,140
Lear                                                395              23,396
Quantum Fuel Systems
  Technologies Worldwide                         16,800(b)           84,168
Tenneco Automotive                               24,008(b)          306,582
Visteon                                          76,100             834,057
Total                                                             2,571,297

Banks and savings & loans (4.6%)
ACE Cash Express                                 11,687(b)          278,151
Bank of Hawaii                                   22,778             989,704
Brookline Bancorp                                46,415             671,161
Capital Crossing Bank                             3,078(b)          195,145
City Holding                                      2,458              73,789
City Natl                                         3,581             231,225
Columbia Banking System                           1,798              38,154
Corus Bankshares                                  3,429             134,005
Cullen/Frost Bankers                              4,936             216,296
First BanCorp Puerto Rico                           572(c)           22,211
First Citizens BancShares                           277              32,132
Flagstar Bancorp                                 22,758             490,662
Flushing Financial                                  222               3,887
Hanmi Financial                                  16,804             442,785
Hudson United Bancorp                             1,083              39,681
Independence Community Bank                       3,935             147,641
IndyMac Bancorp                                  15,000             493,500
New Century Financial                             3,299             143,869
Oriental Financial Group                          1,010(c)           27,755
Pacific Capital Bancorp                           2,987             110,071
PFF Bancorp                                          96               3,823
R & G Financial Cl B                              7,983(c)          250,427
Santander BanCorp                                   813(c)           23,089
Seacost Banking Corp of Florida                  35,100             703,404
Sterling Financial                                  238(b)            7,579
W Holding                                           437(c)            7,451
Westcorp                                         12,200             523,990
Wilshire State Bank                               2,670(b)           72,758
WSFS Financial                                    1,599              76,464
Total                                                             6,450,809

Broker dealers (0.4%)
Affiliated Managers Group                        10,200(b)          497,250

Building materials & construction (2.7%)
Aaon                                             18,600(b)          356,376
ElkCorp                                          27,500             682,000
Fluor                                            13,400             541,628
Genlyte Group                                     2,930(b)          172,196
Hughes Supply                                       764              41,256
Louisiana-Pacific                                16,097             371,841
Potlatch                                          7,399             279,312
Ryland Group                                     13,983           1,113,047
USG                                              17,776(b)          249,753
Total                                                             3,807,409

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Issuer                                           Shares            Value(a)

Cellular telecommunications (0.4%)
Brightpoint                                      12,618(b)         $140,565
Dobson Communications Cl A                      157,300(b)          479,765
Total                                                               620,330

Chemicals (3.2%)
Cytec Inds                                       14,700             591,969
Ethyl                                            10,384(b)          208,407
Ferro                                            29,100             744,961
FMC                                                 595(b)           24,139
Georgia Gulf                                      6,404             216,583
IMC Global                                       42,100             524,145
MacDermid                                         2,888              89,990
Methanex                                          5,800(c)           69,890
Minerals Technologies                            11,100             638,250
Octel                                             7,859(c)          171,326
OM Group                                          7,145(b)          190,700
Penford                                          19,300             331,960
TETRA Technologies                               27,200(b)          647,632
Total                                                             4,449,952

Computer hardware (2.4%)
Agilysys                                            258               3,176
Artesyn Technologies                              8,332(b)           76,154
IDX Systems                                      23,900(b)          696,207
Ingram Micro Cl A                                45,849(b)          662,518
Komag                                            22,333(b)          323,829
Maxtor                                           71,900(b)          493,953
SonicWALL                                        15,400(b)          122,584
Tech Data                                         1,459(b)           58,564
Western Digital                                  98,200(b)          897,548
Total                                                             3,334,533

Computer software & services (10.2%)
Activision                                        6,963(b)          110,155
Acxiom                                           71,631           1,726,306
Agile Software                                   49,100(b)          392,800
ANSYS                                               534(b)           23,005
Aspen Technology                                 33,700(b)          212,647
Autodesk                                         10,217             366,382
Callidus Software                                43,600(b)          311,304
Carreker                                         10,537(b)           96,203
CCC Information Services Group                    1,099(b)           15,914
CheckFree                                        26,500(b)          812,490
Computer Programs & Systems                      18,200             352,898
Dendrite Intl                                    26,400(b)          443,256
DigitalNet Holdings                               2,986(b)           71,963
DocuCorp Intl                                     3,034(b)           27,094
EarthLink                                        14,224(b)          142,809
eFunds                                            1,404(b)           22,478
EPIQ Systems                                        513(b)            7,505
ePlus                                               247(b)            2,910
First Consulting Group                          106,100(b)          553,842
Harris Interactive                               43,000(b)          319,920
Hyperion Solutions                               16,900(b)          669,916
Informatica                                      68,900(b)          534,664
infoUSA                                           7,457(b)           67,113
Inter-Tel                                         2,322              57,307
Keynote Systems                                   1,800(b)           23,490
Manhattan Associates                              3,100(b)           88,350
MAPICS                                            5,200(b)           51,740
McDATA Cl A                                      48,400(b)          229,900
MemberWorks                                       5,670(b)          162,275
MICROS Systems                                    3,491(b)          151,614
Progress Software                                 6,754(b)          126,367
Red Hat                                          72,300(b)        1,975,958
SI Intl                                           1,081(b)           26,333
SM&A                                            160,584(b)        1,300,730
Sybase                                           13,735(b)          238,989
Take-Two Interactive Software                    40,600(b)        1,208,662
Transaction Systems
  Architects Cl A                                 9,341(b)          176,265
Websense                                         39,500(b)        1,279,010
Total                                                            14,380,564

Electronics (6.1%)
Agere Systems Cl A                              127,700(b)          324,358
Analogic                                         10,902             502,909
Arrow Electronics                                14,909(b)          405,972
Avnet                                            10,295(b)          240,903
Belden                                            2,307              38,988
Benchmark Electronics                             2,608(b)           75,971
Cypress Semiconductor                             6,862(b)          112,262
Gerber Scientific                                 9,683(b)           60,422
Helix Technology                                 35,300             701,764
Kulicke & Soffa Inds                             30,136(b)          345,660
Littelfuse                                        4,692(b)          185,616
LoJack                                           66,200(b)          529,600
Millipore                                           492(b)           27,055
Molecular Devices                                 4,700(b)           80,135
Moog Cl A                                        28,593(b)          889,242
Newport                                          39,400(b)          572,482
ON Semiconductor                                174,786(b)        1,012,010
Rofin-Sinar Technologies                            962(b)           25,177

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Issuer                                           Shares            Value(a)

Electronics (cont.)
Standard Microsystems                             5,065(b)         $124,954
Stoneridge                                        8,725(b)          136,634
Triumph Group                                    19,800(b)          629,838
Ultratech                                        32,500(b)          495,300
Universal Electronics                            50,300(b)          741,422
X-Rite                                           29,600             396,048
Total                                                             8,654,722

Energy (1.3%)
FuelCell Energy                                  51,000(b)          809,369
Giant Inds                                        1,757(b)           32,891
Newfield Exploration                              6,830(b)          339,793
Pogo Producing                                    6,910             314,267
Tesoro Petroleum                                 14,952(b)          356,157
Total                                                             1,852,477

Energy equipment & services (3.2%)
Cal Dive Intl                                    16,800(b)          471,912
Clayton Williams Energy                           2,892(b)           66,342
Energy Partners                                   3,698(b)           49,072
Grey Wolf                                       423,200(b)        1,544,681
Key Energy Services                              20,000(b)          193,600
Offshore Logistics                                2,001(b)           45,963
Premcor                                          14,900(b)          545,787
Pride Intl                                       48,400(b)          760,848
SEACOR Holdings                                   1,152(b)           46,126
Universal Compression Holdings                   10,690(b)          316,317
Veritas DGC                                      23,014(b)          440,488
Total                                                             4,481,136

Engineering & construction (0.8%)
Modtech Holdings                                 52,500(b)          367,500
Washington Group Intl                            22,900(b)          803,332
Total                                                             1,170,832

Environmental services (0.1%)
Clean Harbors                                    18,900(b)          137,781
Duratek                                             771(b)           10,023
Total                                                               147,804

Financial services (1.8%)
Advanta Cl B                                     25,700             407,602
Delphi Financial Group Cl A                       4,115             165,752
Doral Financial                                   4,225(c)          136,932
Investment Technology Group                      51,000(b)          696,150
Irwin Financial                                   6,453             164,229
Providian Financial                              68,400(b)          930,241
Resource America Cl A                             2,179              47,502
SWS Group                                         1,361              21,939
Total                                                             2,570,347

Food (1.7%)
Chiquita Brands Intl                             22,588(b)          395,742
Hain Celestial Group                             15,000(b)          265,500
J & J Snack Foods                                16,700(b)          663,992
M&F Worldwide                                     7,089(b)           92,157
Nash Finch                                        9,242             173,750
Pilgrim's Pride                                     548              14,730
Sanderson Farms                                   5,227             240,442
Wild Oats Markets                                41,200(b)          558,260
Total                                                             2,404,573

Furniture & appliances (1.1%)
Briggs & Stratton                                 5,504             417,644
Furniture Brands Intl                            20,155             519,394
Maytag                                            3,352              87,420
Stanley Furniture                                 2,342              96,889
Stanley Works                                     8,893             387,290
Total                                                             1,508,637

Health care products (8.9%)
Abgenix                                          26,600(b)          402,192
Affymetrix                                        1,369(b)           40,495
Andrx                                            12,376(b)          340,092
Apogent Technologies                             12,287(b)          395,887
Arrow Intl                                       24,200             730,113
Bausch & Lomb                                       655              39,968
Bentley Pharmaceuticals                          22,800(b)          287,280
Bio-Rad Laboratories Cl A                         8,100(b)          454,572
Biosite                                          12,200(b)          485,194
Bradley Pharmaceuticals                          21,000(b)          488,880
Cell Therapeutics                                23,900(b)          167,300
Ciphergen Biosystems                             55,100(b)          430,331
CNS                                               3,867              38,941
CollaGenex Pharmaceuticals                       45,900(b)          450,738
Conmed                                           25,098(b)          638,744
CTI Molecular Imaging                            42,900(b)          585,156
Dade Behring Holdings                             2,070(b)           92,426
Enzon Pharmaceuticals                            27,700(b)          398,049
Haemonetics                                      10,263(b)          279,154
Human Genome Sciences                            54,100(b)          588,067
ICU Medical                                      20,200(b)          672,862
IDEXX Laboratories                                1,843(b)          121,159
Incyte                                           88,200(b)          632,394
Kensey Nash                                      23,749(b)          758,542
Kos Pharmaceuticals                               5,343(b)          177,762
Medicines Company                                17,300(b)          556,195
Meridian Bioscience                               2,189              22,177

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Issuer                                           Shares            Value(a)

Health care products (cont.)
Merit Medical Systems                            25,900(b)         $375,809
Ocular Sciences                                   1,589(b)           53,088
Perrigo                                           8,228             168,345
Respironics                                       3,128(b)          166,378
Sola Intl                                         1,250(b)           24,238
Sybron Dental Specialties                        10,328(b)          281,335
Techne                                            3,353(b)          129,929
Telik                                            14,100(b)          322,890
Theragenics                                     133,600(b)          570,472
TriPath Imaging                                   7,200(b)           66,096
USANA Health Sciences                             3,487(b)           97,078
Total                                                            12,530,328

Health care services (7.2%)
Allscripts Healthcare Solutions                  95,000(b)          782,705
America Service Group                               187(b)            6,732
American Healthways                              16,900(b)          347,295
Charles River Laboratories Intl                   8,270(b)          372,812
Coventry Health Care                              1,347(b)           62,070
Discovery Partners Intl                          50,200(b)          260,538
Exelixis                                         70,082(b)          646,156
Genesis HealthCare                               31,100(b)          805,179
Healthcare Services Group                        17,150             266,511
Humana                                           61,342(b)        1,047,107
Manor Care                                       22,100             692,393
Matria Healthcare                                18,400(b)          402,040
Molina Healthcare                                 4,800(b)          184,320
Option Care                                      43,000             579,210
Owens & Minor                                     9,498             229,852
PacifiCare Health Systems                         5,007(b)          184,909
Prime Medical Services                            2,421(b)           14,163
Province Healthcare                              66,100(b)        1,058,921
Res-Care                                            588(b)            8,156
Sierra Health Services                           11,902(b)          509,287
SurModics                                        29,400(b)          655,620
Triad Hospitals                                  23,600(b)          834,495
US Oncology                                       6,100(b)           89,426
VistaCare Cl A                                    3,000(b)           54,840
Total                                                            10,094,737

Home building (1.3%)
Centex                                           14,700             712,803
KB HOME                                           5,746             378,546
Monaco Coach                                      2,197              55,013
NVR                                               1,412(b)          646,343
Total                                                             1,792,705

Household products (0.7%)
Chattem                                          11,695(b)          310,854
Elizabeth Arden                                     303(b)            6,678
Energizer Holdings                                6,806(b)          308,652
Rayovac                                           9,274(b)          251,325
UniFirst                                            285               7,410
Yankee Candle                                     4,681(b)          131,068
Total                                                             1,015,987

Industrial services (0.5%)
Alliance Resource Partners                        4,171             168,008
Watsco                                           18,300             478,910
WESCO Intl                                        6,782(b)          112,446
Total                                                               759,364

Industrial transportation (2.7%)
Arkansas Best                                     2,033              60,563
Central Freight Lines                             9,200(b)          117,760
CNF                                              22,600             880,948
EGL                                               3,821(b)           87,424
Forward Air                                       1,780(b)           54,913
Heartland Express                                 4,334             104,969
Kansas City Southern                              5,072(b)           65,936
Kirby                                             2,016(b)           71,366
Knight Transportation                             3,070(b)           74,847
Landstar System                                   2,522(b)          122,620
USF                                               2,239              64,371
Vitran Cl A                                      17,900(b,c)        283,715
Wabash Natl                                      33,200(b)          873,160
Yellow Roadway                                   25,384(b)          906,464
Total                                                             3,769,056

Insurance (4.3%)
Fidelity Natl Financial                           1,292              48,566
First American                                   12,424             322,527
Fremont General                                     891              20,003
HCC Insurance Holdings                           30,900           1,024,026
Hilb, Rogal & Hamilton                           35,200           1,252,064
Odyssey Re Holdings                               2,522              63,681
Ohio Casualty                                    88,400(b)        1,657,499
Protective Life                                   1,845              68,228
Reinsurance Group of America                     13,400             532,650
StanCorp Financial Group                          1,267              81,202
U.S.I. Holdings                                  35,500(b)          546,345
UICI                                             15,661(b)          311,341
United Fire & Casualty                              137               7,583
Zenith Natl Insurance                             3,450             159,494
Total                                                             6,095,209

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Issuer                                           Shares            Value(a)

Leisure time & entertainment (1.6%)
Blockbuster Cl A                                  5,054             $79,146
Brunswick                                         9,281             375,881
Callaway Golf                                    56,737             918,004
Carmike Cinemas                                   3,369(b)          123,305
Churchill Downs                                  10,500             397,740
Steinway Musical Instruments                      2,320(b)           78,880
World Wrestling Entertainment                    25,700             311,998
Total                                                             2,284,954

Lodging & gaming (1.0%)
Ameristar Casinos                                   225               7,389
Aztar                                            28,400(b)          684,724
Choice Hotels Intl                                  160               7,664
La Quinta                                        87,100(b)          652,379
Penn Natl Gaming                                  2,855(b)           85,593
Total                                                             1,437,749

Machinery (2.1%)
AGCO                                             42,300(b)          810,468
Blyth                                             4,097             133,767
Gardner Denver                                      285(b)            7,464
Graco                                            10,700             299,386
IHC Caland                                       14,846(c)          702,411
Kennametal                                       17,300             736,980
Middleby                                          1,060              64,840
MTS Systems                                       9,741             216,640
Toro                                                118               7,576
Total                                                             2,979,532

Media (4.5%)
ADVO                                             21,400             685,228
AMC Entertainment                                52,954(b)          799,604
Catalina Marketing                               37,600(b)          635,064
Consolidated Graphics                             3,859(b)          154,939
Donnelley (RH)                                      664(b)           28,618
DoubleClick                                      40,200(b)          340,896
Entravision Communications Cl A                  17,400(b)          140,940
Harland (John H)                                    285               8,636
Lamar Advertising                                 6,300(b)          257,481
Lin TV                                           24,600(b)          558,420
Playboy Enterprises Cl B                         52,500(b)          634,200
Regent Communications                           125,100(b)          738,090
Sirius Satellite Radio                           88,400(b)          265,200
Thomas Nelson                                     2,756              64,546
TiVo                                             48,400(b)          368,324
Valassis Communications                          20,500(b)          602,290
Ventiv Health                                     3,792(b)           64,578
Total                                                             6,347,054

Metals (1.1%)
Carpenter Technology                              7,005             213,092
Metal Management                                 12,562(b)          196,847
Olympic Steel                                     5,244(b)           74,465
Peabody Energy                                   16,400             815,735
Southern Peru Copper                              2,584              80,569
Steel Technologies                                8,533             182,180
Total                                                             1,562,888

Miscellaneous (0.1%)
Gevity HR                                         4,028             105,574

Multi-industry (2.2%)
Actuant Cl A                                     24,600(b)          842,059
Administaff                                       4,667(b)           77,192
AMETEK                                              273               7,374
Anixter Intl                                      3,767             114,894
APAC Customer Services                              993(b)            2,214
Brink's                                             806              24,930
Carlisle Companies                                2,548             149,542
Global Imaging Systems                           24,293(b)          822,561
Harris                                            1,564              72,319
Labor Ready                                       1,673(b)           20,360
PDI                                               4,243(b)          122,198
SOURCECORP                                        3,922(b)          100,717
Stratasys                                        26,400(b)          685,608
University of Phoenix Online                        667(b)           59,663
Total                                                             3,101,631

Paper & packaging (0.4%)
Crown Holdings                                   27,091(b)          241,923
EZCORP                                            1,496(b)           12,162
Rayonier                                            382              16,044
Silgan Holdings                                   6,387             267,871
Trans World Entertainment                         7,480(b)           74,650
Total                                                               612,650

Real estate (0.5%)
Brookfield Homes                                  1,262              37,153
CoStar Group                                     15,800(b)          653,804
Total                                                               690,957

Real estate investment trust (1.1%)
Associated Estates Realty                        15,099             120,792
CBL & Associates Properties                       7,393             394,195
FelCor Lodging Trust                              1,809(b)           19,248
Innkeepers USA Trust                              7,423              66,584
Natl Health Investors                             2,850              74,243
PS Business Parks                                 1,491              57,702
Ventas                                           35,900             837,187
Total                                                             1,569,951

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Issuer                                           Shares            Value(a)

Restaurants (1.7%)
CBRL Group                                        2,955             $95,299
Checkers Drive-In Restaurant                      1,208(b)           12,382
Dave & Buster's                                  42,963(b)          803,407
Jack in the Box                                  16,282(b)          455,408
Lone Star Steakhouse & Saloon                    25,650             651,510
Papa John's Intl                                 11,119(b)          323,452
Total                                                             2,341,458

Retail -- general (4.4%)
7-Eleven                                          2,538(b)           43,577
Advance Auto Parts                                  620(b)           26,579
AnnTaylor Stores                                  5,510(b)          155,988
Barnes & Noble                                   12,789(b)          382,903
Borders Group                                    28,394             648,235
Charming Shoppes                                  1,598(b)           13,679
Checkpoint Systems                               16,444(b)          283,823
Claire's Stores                                  10,545             218,282
Dick's Sporting Goods                            23,900(b)          686,647
Finlay Enterprises                                  729(b)           14,274
Foot Locker                                      47,000           1,109,200
MarineMax                                         3,719(b)           99,111
Men's Wearhouse                                     934(b)           24,368
Movado Group                                      4,527             138,979
PETCO Animal Supplies                            23,600(b)          746,232
Regis                                             4,674             203,740
Rent-A-Center                                    12,645(b)          373,660
Smart & Final                                     3,916(b)           60,855
Stage Stores                                     10,346(b)          389,217
The Pantry                                        8,236(b)          149,483
Zale                                              7,930(b)          432,740
Total                                                             6,201,572

Telecom equipment & services (1.5%)
Aspect Communications                            28,189(b)          361,947
C-COR.net                                        10,450(b)           92,901
CommScope                                           400(b)            6,900
Nextel Partners Cl A                             52,600(b)          857,905
PanAmSat                                          9,025(b)          209,651
West                                                503(b)           12,998
Westell Technologies Cl A                       114,458(b)          629,519
Total                                                             2,171,821

Textiles & apparel (1.6%)
Culp                                              2,845(b)           21,053
Genesco                                          14,732(b)          369,773
Guess?                                           43,800(b)          674,520
Kellwood                                          3,062             124,623
Quiksilver                                       33,500(b)          776,196
Timberland Cl A                                   2,731(b)          169,322
Wolverine World Wide                              4,015             105,795
Total                                                             2,241,282

Utilities -- electric (0.5%)
CenterPoint Energy                               35,037             379,801
El Paso Electric                                  2,904(b)           41,963
Great Plains Energy                               7,978             241,654
Unisource Energy                                  3,815              94,154
Total                                                               757,572

Utilities -- natural gas (1.0%)
AGL Resources                                     1,814              51,155
Energen                                           5,422             242,906
UGI                                              36,423           1,168,813
Total                                                             1,462,874

Utilities -- telephone (0.9%)
General Communication Cl A                       77,200(b)          612,196
PTEK Holdings                                    32,107(b)          336,802
TALK America Holdings                            28,307(b)          266,369
Total                                                             1,215,367

Total common stocks
(Cost: $124,416,240)                                           $134,601,377

Short-term security (2.9%)
Issuer                Annualized                 Amount            Value(a)
                     yield on date             payable at
                      of purchase               maturity

Commercial paper
Alpine Securitization
   06-01-04               1.03%              $4,100,000(d)       $4,099,531

Total short-term security
(Cost: $4,099,648)                                               $4,099,531

Total investments in securities
(Cost: $128,515,888)(e)                                        $138,700,908

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of May 31 2004, the value of foreign securities represented 1.2% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2004, the value of these securities amounted to $4,099,531 or 2.9% of net assets.

(e) At May 31, 2004, the cost of securities for federal income tax purposes was $128,866,941 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $15,393,044
     Unrealized depreciation                                       (5,559,077)
                                                                   ----------
     Net unrealized appreciation                                  $ 9,833,967
                                                                  -----------

--------------------------------------------------------------------------------
16   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Core Fund

May 31, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $128,515,888)                                                                      $138,700,908
Cash in bank on demand deposit                                                                            2,328,863
Capital shares receivable                                                                                   116,014
Dividends and accrued interest receivable                                                                    62,539
Receivable for investment securities sold                                                                 1,391,856
                                                                                                          ---------
Total assets                                                                                            142,600,180
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       24,595
Payable for investment securities purchased                                                               1,536,969
Accrued investment management services fee                                                                    3,731
Accrued distribution fee                                                                                      1,853
Accrued transfer agency fee                                                                                   1,033
Accrued administrative services fee                                                                             308
Other accrued expenses                                                                                       93,645
                                                                                                             ------
Total liabilities                                                                                         1,662,134
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $140,938,046
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    251,636
Additional paid-in capital                                                                              115,645,370
Undistributed net investment income                                                                           1,583
Accumulated net realized gain (loss)                                                                     14,854,437
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    10,185,020
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $140,938,046
                                                                                                       ============
Net assets applicable to outstanding shares:                  Class A                                  $ 91,876,345
                                                              Class B                                  $ 41,169,130
                                                              Class C                                  $  3,719,597
                                                              Class I                                  $  4,048,689
                                                              Class Y                                  $    124,285
Net asset value per share of outstanding capital stock:       Class A shares            16,320,410     $       5.63
                                                              Class B shares             7,433,533     $       5.54
                                                              Class C shares               672,379     $       5.53
                                                              Class I shares               715,281     $       5.66
                                                              Class Y shares                21,985     $       5.65
                                                                                            ------     ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Partners Small Cap Core Fund

Year ended May 31, 2004
Investment income
Income:
Dividends                                                                                               $   724,089
Interest                                                                                                     93,454
   Less foreign taxes withheld                                                                                  (56)
                                                                                                                ---
Total income                                                                                                817,487
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                        1,108,923
Distribution fee
   Class A                                                                                                  180,617
   Class B                                                                                                  331,571
   Class C                                                                                                   30,394
Transfer agency fee                                                                                         260,068
Incremental transfer agency fee
   Class A                                                                                                   18,461
   Class B                                                                                                   15,361
   Class C                                                                                                    1,208
Service fee -- Class Y                                                                                           69
Administrative services fees and expenses                                                                    88,061
Compensation of board members                                                                                 8,566
Custodian fees                                                                                              162,883
Printing and postage                                                                                         60,210
Registration fees                                                                                            79,018
Audit fees                                                                                                   17,500
                                                                                                             ------
Total expenses                                                                                            2,362,910
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (404,246)
                                                                                                           --------
                                                                                                          1,958,664
   Earnings credits on cash balances (Note 2)                                                                  (531)
                                                                                                               ----
Total net expenses                                                                                        1,958,133
                                                                                                          ---------
Investment income (loss) -- net                                                                          (1,140,646)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        23,061,422
   Foreign currency transactions                                                                               (509)
                                                                                                               ----
Net realized gain (loss) on investments                                                                  23,060,913
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                     2,276,331
                                                                                                          ---------
Net gain (loss) on investments and foreign currencies                                                    25,337,244
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $24,196,598
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Core Fund

Year ended May 31,                                                                         2004             2003
Operations and distributions
Investment income (loss) -- net                                                      $ (1,140,646)      $  (421,245)
Net realized gain (loss) on investments                                                23,060,913        (5,495,704)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   2,276,331         8,721,146
                                                                                        ---------         ---------
Net increase (decrease) in net assets resulting from operations                        24,196,598         2,804,197
                                                                                       ----------         ---------
Distributions to shareholders from:
   Net realized gain
      Class A                                                                            (878,329)               --
      Class B                                                                            (420,277)               --
      Class C                                                                             (39,464)               --
      Class Y                                                                                (759)               --
                                                                                       ----------         ---------
Total distributions                                                                    (1,338,829)               --
                                                                                       ----------         ---------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             48,269,220        32,875,191
   Class B shares                                                                      18,655,759        15,704,992
   Class C shares                                                                       1,637,275         1,343,196
   Class I shares                                                                       4,115,715                --
   Class Y shares                                                                          61,708            29,935
Reinvestment of distributions at net asset value
   Class A shares                                                                         869,549                --
   Class B shares                                                                         415,119                --
   Class C shares                                                                          37,794                --
   Class Y shares                                                                             631                --
Payments for redemptions
   Class A shares                                                                     (17,603,383)       (4,630,278)
   Class B shares (Note 2)                                                             (6,039,061)       (2,198,073)
   Class C shares (Note 2)                                                               (519,096)         (101,240)
   Class I shares                                                                         (14,633)               --
                                                                                       ----------         ---------
Increase (decrease) in net assets from capital share transactions                      49,886,597        43,023,723
                                                                                       ----------        ----------
Total increase (decrease) in net assets                                                72,744,366        45,827,920
Net assets at beginning of year                                                        68,193,680        22,365,760
                                                                                       ----------        ----------
Net assets at end of year                                                            $140,938,046       $68,193,680
                                                                                     ============       ===========
Undistributed net investment income                                                  $      1,583       $        --
                                                                                     ------------       ---------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Core Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities issued by small companies having a market capitalization within the range of the Russell 2000(R) Index.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of May 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 2.87% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the

--------------------------------------------------------------------------------
20   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT
closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,142,229 and accumulated net realized gain has been decreased by $1,142,229.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                               2004            2003

Class A
Distributions paid from:
      Ordinary income                        $     --             $  --
      Long-term capital gain                  878,329                --
Class B
Distributions paid from:
      Ordinary income                              --                --
      Long-term capital gain                  420,277                --
Class C
Distributions paid from:
      Ordinary income                              --                --
      Long-term capital gain                   39,464                --
Class I*
Distributions paid from:
      Ordinary income                              --               N/A
      Long-term capital gain                       --               N/A
Class Y
Distributions paid from:
      Ordinary income                              --                --
      Long-term capital gain                      759                --

* Inception date was March 4, 2004.

As of May 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $11,252,816
Accumulated long-term gain (loss)                           $ 3,954,257
Unrealized appreciation (depreciation)                      $ 9,833,967

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.97% to 0.87% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $52,441 for the year ended May 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.06% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC, and Wellington Management Company, LLP. Currently, AEFC anticipates allocating new assets so that over time each subadviser manages approximately one-third of the Fund. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

For the year ended May 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.54% for Class A, 2.31% for Class B, 2.30% for Class C, 1.06% for Class I and 1.37% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2005. Under this agreement, net expenses will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.30% for Class I and 1.37% for Class Y of the Fund's average daily net assets.

Sales charges received by the Distributor for distributing Fund shares were $664,387 for Class A, $21,988 for Class B and $725 for Class C for the year ended May 31, 2004.

During the year ended May 31, 2004, the Fund's custodian and transfer agency fees were reduced by $531 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $189,082,384 and $145,356,698, respectively, for the year ended May 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                              Year ended May 31, 2004
                                              Class A      Class B    Class C   Class I*    Class Y
Sold                                        9,273,634    3,625,846    320,224    717,830     10,526
Issued for reinvested distributions           159,550       77,160      7,038         --        115
Redeemed                                   (3,330,481)  (1,158,562)   (98,145)    (2,549)        --
                                           ----------   ----------    -------     ------     ------
Net increase (decrease)                     6,102,703    2,544,444    229,117    715,281     10,641
                                            ---------    ---------    -------    -------     ------
* Inception date was March 4, 2004.

                                                               Year ended May 31, 2003
                                              Class A      Class B    Class C    Class I    Class Y
Sold                                        8,392,768    4,018,627    346,513        N/A      7,799
Issued for reinvested distributions                --           --         --        N/A         --
Redeemed                                   (1,220,880)    (576,757)   (26,949)       N/A         --
                                           ----------     --------    -------    -------     ------
Net increase (decrease)                     7,171,888    3,441,870    319,564        N/A      7,799
                                            ---------    ---------    -------    -------     ------

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2004.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2004         2003         2002(b)
Net asset value, beginning of period                                   $4.40        $4.84        $5.19
Income from investment operations:
Net investment income (loss)                                            (.03)        (.02)        (.01)
Net gains (losses) (both realized and unrealized)                       1.32         (.42)        (.34)
Total from investment operations                                        1.29         (.44)        (.35)
Less distributions:
Distributions from realized gains                                       (.06)          --           --
Net asset value, end of period                                         $5.63        $4.40        $4.84

Ratios/supplemental data
Net assets, end of period (in millions)                                  $92          $45          $15
Ratio of expenses to average daily net assets(c),(e)                   1.54%        1.55%        1.58%(d)
Ratio of net investment income (loss) to average daily net assets      (.80%)       (.79%)      (1.07%)(d)
Portfolio turnover rate (excluding short-term securities)               139%          94%          34%
Total return(f)                                                       29.45%       (9.09%)      (6.74%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.91%, 2.36% and 5.05% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2004         2003         2002(b)
Net asset value, beginning of period                                   $4.36        $4.84        $5.19
Income from investment operations:
Net investment income (loss)                                            (.07)        (.04)        (.01)
Net gains (losses) (both realized and unrealized)                       1.31         (.44)        (.34)
Total from investment operations                                        1.24         (.48)        (.35)
Less distributions:
Distributions from realized gains                                       (.06)          --           --
Net asset value, end of period                                         $5.54        $4.36        $4.84

Ratios/supplemental data
Net assets, end of period (in millions)                                  $41          $21           $7
Ratio of expenses to average daily net assets(c),(e)                   2.31%        2.31%        2.36%(d)
Ratio of net investment income (loss) to average daily net assets     (1.56%)      (1.55%)      (1.85%)(d)
Portfolio turnover rate (excluding short-term securities)               139%          94%          34%
Total return(f)                                                       28.57%       (9.92%)      (6.74%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.67%, 3.12% and 5.81% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2004         2003         2002(b)
Net asset value, beginning of period                                   $4.35        $4.83        $5.19
Income from investment operations:
Net investment income (loss)                                            (.07)        (.04)        (.01)
Net gains (losses) (both realized and unrealized)                       1.31         (.44)        (.35)
Total from investment operations                                        1.24         (.48)        (.36)
Less distributions:
Distributions from realized gains                                       (.06)          --           --
Net asset value, end of period                                         $5.53        $4.35        $4.83

Ratios/supplemental data
Net assets, end of period (in millions)                                   $4           $2           $1
Ratio of expenses to average daily net assets(c),(e)                   2.30%        2.31%        2.36%(d)
Ratio of net investment income (loss) to average daily net assets     (1.55%)      (1.54%)      (1.85%)(d)
Portfolio turnover rate (excluding short-term securities)               139%          94%          34%
Total return(f)                                                       28.64%       (9.94%)      (6.94%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.67%, 3.12% and 5.81% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2004(b)
Net asset value, beginning of period                                   $5.99
Income from investment operations:
Net investment income (loss)                                            (.02)
Net gains (losses) (both realized and unrealized)                       (.31)
Total from investment operations                                        (.33)
Net asset value, end of period                                         $5.66

Ratios/supplemental data
Net assets, end of period (in millions)                                   $4
Ratio of expenses to average daily net assets(c),(e)                   1.06%(d)
Ratio of net investment income (loss) to average daily net assets       .18%(d)
Portfolio turnover rate (excluding short-term securities)               139%
Total return(f)                                                       (5.51%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class I would have been 1.66% for the period ended May 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2004         2003         2002(b)
Net asset value, beginning of period                                   $4.41        $4.84        $5.19
Income from investment operations:
Net investment income (loss)                                            (.03)        (.02)        (.01)
Net gains (losses) (both realized and unrealized)                       1.33         (.41)        (.34)
Total from investment operations                                        1.30         (.43)        (.35)
Less distributions:
Distributions from realized gains                                       (.06)          --           --
Net asset value, end of period                                         $5.65        $4.41        $4.84

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--          $--          $--
Ratio of expenses to average daily net assets(c),(e)                   1.37%        1.34%        1.36%(d)
Ratio of net investment income (loss) to average daily net assets      (.57%)       (.58%)       (.85%)(d)
Portfolio turnover rate (excluding short-term securities)               139%          94%          34%
Total return(f)                                                       29.61%       (8.88%)      (6.74%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.73%, 2.18% and 4.87% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Report of Independent  Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Small Cap Core Fund (a series of AXP Partners Series, Inc.) as of May 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2004 and the financial highlights for the each of the years in the two-year period ended May 31, 2004 and for the period from March 8, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Small Cap Core Fund as of May 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 20, 2004

--------------------------------------------------------------------------------
32   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Small Cap Core Fund
Fiscal year ended May 31, 2004

Class A

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                      Per share
Dec. 18, 2003                                                      $0.06380

Class B

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                      Per share
Dec. 18, 2003                                                      $0.06380

Class C

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                      Per share
Dec. 18, 2003                                                      $0.06380

Class Y

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                      Per share
Dec. 18, 2003                                                      $0.06380
--------------------------------------------------------------------------------
33   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held       Principal occupation during past five     Other directorships
                                   with Fund and       years
                                   length of service
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Arne H. Carlson                    Board member        Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999          (provides administrative services to
Minneapolis, MN 55402                                  boards). Former Governor  of Minnesota
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Philip J. Carroll, Jr.             Board member        Retired Chairman and CEO,  Fluor          Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002          Corporation (engineering and              Materials Company, Inc.
Minneapolis, MN 55402                                  construction) since 1998                  (construction
Age 66                                                                                           materials/chemicals)
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Livio D. DeSimone                  Board member        Retired Chair of the Board and  Chief     Cargill, Incorporated
30 Seventh Street East             since 2001          Executive Officer, Minnesota Mining and   (commodity merchants and
Suite 3050                                             Manufacturing (3M)                        processors), General Mills,
St. Paul, MN 55101-4901                                                                          Inc. (consumer foods),
Age 70                                                                                           Vulcan Materials Company
                                                                                                 (construction materials/
                                                                                                 chemicals), Milliken &
                                                                                                 Company (textiles and
                                                                                                 chemicals), and Nexia
                                                                                                 Biotechnologies, Inc.
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Anne P. Jones                      Board member        Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Stephen R. Lewis, Jr.*             Board member        Retired President and Professor of        Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002          Economics, Carleton College               (manufactures irrigation
Minneapolis, MN 55402                                                                            systems)
Age 65
---------------------------------- ------------------- ----------------------------------------- -----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
34   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alan K. Simpson                   Board member         Former three-term United States Senator
1201 Sunshine Ave.                since 1997           for Wyoming
Cody, WY 82414
Age 72
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alison Taunton-Rigby              Board member since   Founder and Chief Executive Officer,
901 S. Marquette Ave.             2002                 RiboNovix, Inc. since 2004; President,
Minneapolis, MN 55402                                  Forester Biotech since 2000; prior to
Age 60                                                 that, President and CEO, Aquila
                                                       Biopharmaceuticals, Inc.
--------------------------------- -------------------- ----------------------------------------- -----------------------------

Board Member Affiliated with AEFC**

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
William F. Truscott               Board member         Senior Vice President - Chief
53600 AXP Financial Center        since 2001,  Vice    Investment Officer of AEFC since 2001.
Minneapolis, MN 55474             President  since     Former Chief Investment Officer and
Age 43                            2002                 Managing Director, Zurich Scudder
                                                       Investments
--------------------------------- -------------------- ----------------------------------------- -----------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
35   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Jeffrey P. Fox                    Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center        2002                 AEFC, since 2002;  Vice President -
Minneapolis, MN 55474                                  Finance, American Express Company,
Age 49                                                 2000-2002;  Vice President - Corporate
                                                       Controller, AEFC, 1996-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Paula R. Meyer                    President since      Senior Vice President and General
596 AXP Financial Center          2002                 Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                                  2002; Vice President and Managing
Age 50                                                 Director - American Express Funds,
                                                       AEFC, 2000-2002; Vice President, AEFC,
                                                       1998-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Leslie L. Ogg                     Vice President,      President of Board Services Corporation
901 S. Marquette Ave.             General Counsel,
Minneapolis, MN 55402             and Secretary
Age 65                            since 1978
--------------------------------- -------------------- ----------------------------------------- -----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
36   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 ANNUAL REPORT

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         Small Cap
                Value
                   Fund

Annual Report
for the Period Ended
May 31, 2004

AXP Partners Small Cap Value Fund seeks to provide shareholders with long-term capital appreciation.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance           12

Investments in Securities                  13

Financial Statements                       22

Notes to Financial Statements              25

Report of Independent Registered
   Public Accounting Firm                  37

Board Members and Officers                 38

Proxy Voting                               40

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF MAY 31, 2004

PORTFOLIO MANAGERS

Barrow, Hanley, Mewhinney & Strauss

Portfolio managers                        Since               Years in industry
James S. McClure, CFA                     3/04                       32
John P. Harloe, CFA                       3/04                       28
Donald Smith & Co.

Portfolio managers                        Since               Years in industry
Donald G. Smith                           3/04                       35
Richard L. Greenberg, CFA                 3/04                       24

Franklin Portfolio Associates
Portfolio managers                        Since               Years in industry
John S. Cone, CFA                         3/04                       22
Michael F. Dunn, CFA                      3/04                       17
Oliver E. Buckley                         3/04                       16
Kristin Crawford                          3/04                        9
Langton C. Garvin, CFA                    3/04                        9

Royce & Associates, Inc.
Portfolio managers                        Since               Years in industry
Charles Royce                             6/01                       41
Jay Kaplan                                6/01                       16

Goldman Sachs Asset Management, L.P.
Portfolio manager                         Since               Years in industry
Eileen Rominger*                          8/03                       19

* This portion of the Fund is managed by a team of portfolio managers led by Eileen Rominger.

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation.

Inception dates
A: 6/18/01      B: 6/18/01      C: 6/18/01      Y: 6/18/01

Ticker symbols
A: ASVAX        B: ASVBX        C: APVCX        Y: --

Total net assets                                                $1.030 billion

Number of holdings                                                         562

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                     LARGE
                     MEDIUM SIZE
  X                  SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Consumer discretionary 19.8%
Financials 17.0%
Industrials 12.3%
Short-term securities* 10.4%
Materials 9.7%
Technology 9.1%
Health care 8.6%
Energy 6.1%
Consumer staples 2.8%
Utilities 2.4%
Telecommunications 1.8%

* 2.7% of the securities in this category is due to security lending activity. 7.7% of the short-term securities is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

iShares Russell 2000 Value Index Fund
 (Investment companies)                                                  0.8%
Reliant Energy (Utilities -- electric)                                   0.7
West (Telecom equipment & services)                                      0.7
Brookstone (Retail -- general)                                           0.7
Visteon (Automotive & related)                                           0.7
Nu Skin Enterprises Cl A (Household products)                            0.6
Dillard's Cl A (Retail -- general)                                       0.6
Phoenix Companies (Insurance)                                            0.6
Genesis HealthCare (Health care services)                                0.6
Unit Corp (Energy equipment & services)                                  0.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Small Cap Value Fund is managed by five independent money management firms that each invest a portion of Fund assets in small company value stocks. The goal is to provide long-term capital appreciation. For the 12-month period ended May 31, 2004, the Fund provided a total return of 31.35% (Class A shares, excluding sales charge). For the same period, the Fund's benchmark, the Russell 2000(R) Value Index, rose 30.81% while the Fund's peer group, as represented by the Lipper Small-Cap Value Funds Index, gained 34.72%.

On March 12, 2004, Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley), Donald Smith & Company, Inc. (Donald Smith) and Franklin Portfolio Associates LLC (Franklin Portfolio) replaced Third Avenue Management, LLC, who resigned as subadviser to the Fund. Goldman Sachs Asset Management, L.P. (Goldman Sachs) and Royce & Associates, LLC (Royce) managed 26% and 42% of the Fund's portfolio, respectively, as of May 31, 2004. Barrow Hanley, Donald Smith and Franklin Portfolio managed 11%, 11% and 10% of the Fund's portfolio, respectively. Third Avenue's portion of the Fund outperformed the index during the part of the fiscal year in which they managed part of the Fund.

Q: What factors most significantly influenced the performance of your portion of the Fund's portfolio?

    Barrow Hanley: We build our portion of the portfolio stock-by-stock, each with its own special situation and potential for unexpected fundamental and valuation related improvement. During the period, several Fund holdings enjoyed double-digit returns, including Brookstone, IDEX Corp., J.B. Hunt and PolyOne Corp. Our inability to find value in many of the financial stocks (as evidenced by our lower-than-index weighting in the sector) proved helpful during the period. The stocks in the financial sector of the Russell 2000 Value Index, the largest sector in the index, declined 4.70%.

(bar chart)
                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2004
                                                          (bar 3)
 35%                    (bar 1)          (bar 2)          +34.72
                        +31.35%          +30.81%
 30%

 25%

 20%

 15%

 10%

  5%

  0%

(bar 1) AXP Partners Small Cap Value Fund Class A (excluding sales charge) (bar 2) Russell 2000(R) Value Index (unmanaged)
(bar 3) Lipper Small-Cap Value Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Our inability to find value in many of the financial stocks (as evidenced by our lower-than-index weighting in the sector) proved helpful during the period.(end callout quote)

       -- Barrow Hanley

AVERAGE ANNUAL TOTAL RETURNS
                              Class A                   Class B                  Class C                    Class Y
(Inception dates)            (6/18/01)                 (6/18/01)                (6/18/01)                  (6/18/01)
                        NAV(1)     POP(2)       NAV(1)    After CDSC(3)   NAV(1)      After CDSC(4)     NAV(5)    POP(5)
as of May 31, 2004
1 year                  +31.35%    +23.81%      +30.78%      +26.78%      +30.66%        +30.66%        +31.42%   +31.42%
Since inception         +11.03%     +8.83%      +10.35%       +9.50%      +10.46%        +10.46%        +11.20%   +11.20%

as of June 30, 2004
1 year                  +33.46%    +25.80%      +33.20%      +29.20%      +33.33%        +33.33%        +33.78%   +33.78%
3 years                 +10.53%     +8.36%       +9.89%       +9.05%       +9.99%         +9.99%        +10.69%   +10.69%
Since inception         +12.24%    +10.07%      +11.59%      +10.80%      +11.70%        +11.70%        +12.40%   +12.40%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We are buying stocks in a variety of industries that meet our strict valuation criteria.(end callout quote)

       -- Donald Smith

     Holdings that most negatively impacted performance during the period include the American Italian Pasta Co. and Terex Corp. American Italian Pasta Co. continues to suffer from the low-carb diet trend and the residual effects of a large competitor, New World Pasta, filing for bankruptcy. However, the company recently introduced low-carb pasta and continues to gain market share due to New World's troubles. Terex Corp., a large construction equipment manufacturer, pulled back in May from strong gains that occurred from January 2003 through April 2004. We continue to find compelling value in the company.

     Donald Smith: From March 31, 2004 through May 31, 2004 our portion of the Fund outperformed the Russell 2000 Value Index. The largest holding, Reliant Energy, rose sharply. Other top holdings such as Dillard's, Genesis Healthcare and MI Developments, also did well. These are all under-followed companies, some of which have recently spun out from larger companies and not yet attracted a larger Wall Street following. The largest detractors from performance were holdings in two airline stocks, which suffered from higher oil prices.

     Franklin Portfolio: Since we began managing our portion of the Fund in March 2004, we have been able to add value over the benchmark of the Russell 2000 Value Index, although the absolute return has been negative. Our process is designed to add value on a consistent basis primarily through our emphasis on stock selection and a neutralization of certain exposures that we characterize as uncompensated risks. These would include industry, sector, size and style exposures. During the first two-and-a-half months, we have outpaced the index by 150 basis points. The lion's share of this value added has come from asset selection, however a slight tilt towards lower price/earnings ratios had a modest contribution in May. That same tilt, as well as a tilt towards momentum, served as modest drag on performance in April.

     Goldman Sachs: During the period, our portion of the Fund's largest relative detractors versus the benchmark was in

--------------------------------------------------------------------------------
6   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We believe a company's prospective ability to generate high cash flow returns on capital will strongly influence investment success.(end callout quote)

       -- Goldman Sachs

     the consumer cyclicals, services and technology sectors. Conversely, a number of strong performing stocks in the industrials, financial and basic materials sectors enhanced results.

     In the consumer cyclicals sector, Tropical Sportswear International was the largest detractor during the period. The firm has experienced uncertainty surrounding management changes and the delay of their 10-K filing due to renegotiation of some of its covenants. We have significantly reduced the Fund's exposure to the stock. Gymboree Corp. also detracted from results. The company, an international specialty retailer, had issues with execution in its boys clothing line. However, it has taken steps to make improvements and has also opened new retail stores catering to women.

     In the technology sector, Extreme Networks was the largest detractor during the period. The company, a provider of network infrastructure equipment, disappointed investors by announcing lower than expected revenues. We believe this is a short-term issue and the company should benefit from a new product cycle.

     The Fund's industrial stocks were among the top contributors to performance during the period with Wabash National Corp. and Hughes Supply Inc. leading the sector. Wabash, a truck trailer manufacturer, continues to benefit from its improving cost controls, system efficiency upgrades and increasing sales. We believe Hughes Supply, a diversified wholesale distributor of construction and industrial materials, has proven its ability to recover from acquisitions in the 1990s that led to operating inefficiencies.

     Within basic materials, the Fund benefited substantially from its investments in Commercial Metals Co. and Caraustar Industries Inc. We believe Commercial Metals is well positioned due to its diversified profit mix -- the company has exposure to both steel and scrap steel -- and its ability to create greater cash flow stability in very cyclical industries. Caraustar Industries, a recycled paperboard manufacturer, had suffered

--------------------------------------------------------------------------------
7   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Our portion of the Fund's outperformance was helped by the ongoing strength of holdings in the health, consumer products and consumer services sectors.(end callout quote)

       -- Royce

     from too many acquisitions in the late 1990s that eroded returns. Problems were compounded by significant financial leverage into the 2000 economic peak and decentralized operating controls that decimated profitability.

     Royce: Seven of the Fund's nine sectors posted net gains for the year-to-date period ended May 31, 2004. Our portion of the Fund's outperformance was helped by the ongoing strength of holdings in the health, consumer products and consumer services sectors. The solid performances in these three sectors were critical in the Fund's outperformance of the benchmark. Holdings in industrial products, financial intermediaries and natural resources also performed well during the period. There were few negatives in the period, though the technology and industrial products sectors posted net losses.

Q:   What changes did you make to your portfolio during the period?

     Barrow Hanley: We began managing our portion of the Fund in March 2004 and our methodology normally results in relatively low turnover. There were no changes of consequence.

     Donald Smith: When we began managing our portion of the Fund, we made numerous changes. Inherited stocks that do not meet our strict valuation criteria have been sold. We added 17 new stocks to our portion of the Fund. On average, these stocks were purchased at significant discounts to tangible book value, a critical criterion used in choosing stocks. These are generally asset rich companies that are under-appreciated and under-followed by Wall Street. Some of them, such as the airlines and hospitality companies, will be beneficiaries of a continuing strengthening economy and an improved travel outlook. Others, such as retailers, hotel companies and nursing home operators, have large real estate holdings that are not given enough value by the market.

     Franklin Portfolio: With regard to changes to our portion of the Fund, the inherited portfolio was fairly concentrated and contained many securities that we felt

--------------------------------------------------------------------------------
8   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Our process is designed to add value on a consistent basis primarily through our emphasis on stock selection and a neutralization of certain exposures that we characterize as uncompensated risks.(end callout quote)

       -- Franklin Portfolio

    appeared to be less liquid than we were comfortable with. It also held a number of positions in stocks not included within the index. Application of our strategy resulted in changing over 90% of our portion of the former portfolio, which we began managing in March 2004.

    Goldman Sachs: During most of the period, investors were drawn to risky assets such as high-yield debt, emerging market securities, aggressive technology and deeply depressed cyclical stocks. Quality was "out", and leverage -- both operating and financial -- was "in". This trend continued in the small-cap arena as lower return-on-equity and high-risk stocks dominated Index returns early in 2004, but receded by February and March. In an environment of more moderate market gains, investors are growing more selective. We believe this backdrop is quite favorable to our investment approach as we emphasize quality, as well as valuation, and stock selection through proprietary fundamental research.

    In the technology sector we initiated and have been adding to a position in Take-Two Interactive Software, a prominent designer and distributor of interactive software games. We believe the company, which has recently experienced a management transition, is attractively valued given its significant market share in a growing entertainment software market.

    We eliminated the Fund's holding in LaBranche & Co. Inc., a provider of securities clearing, securities execution, and other related services, due to concerns regarding its relationship with the major stock market exchanges. We used the proceeds to initiate a position in Bancorp Bank, a commercial bank that focuses on servicing to small and mid-size businesses.

    In healthcare, we sold our holding in Covance, a contract research organization that provides product development services to biotechnology, pharmaceutical and medical device industries. The company had exceeded our market-cap range.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

    Royce: We sold some technology and consumer discretionary stock holdings as prices increased well beyond our expectations. We also increased positions in several health and natural resources companies. Our belief is that Medicaid HMOs and nursing services businesses represent terrific potential in a country with an aging population. We also think that domestic natural gas producers should remain profitable, as we anticipate that demand for this energy source should continue to grow.

Q:  How are you positioning your portion of the Fund for the months ahead?

    Barrow Hanley: Regardless of the economic or stock market outlook, we manage our portion of the Fund stock-by-stock, seeking the highest returns and lowest coincident risk with no preconceived sector or industry preferences. Usually these company-specific opportunities come our way because we are willing to look through temporary difficulties and toward the long-term value of businesses.

    The current portfolio reflects the cumulative total of these individual opportunities over the last three or four years and, as such, is heavily weighted by beneficiaries of the expanding economy. We expect continued economic improvement and, for the individual companies, further progress toward the attainment of improved fundamentals and of market values, which reflect their prospects.

    Donald Smith: We are buying stocks in a variety of industries that meet our strict valuation criteria. There is no underlying "economic theme" to our portion of the Fund, though as mentioned, some holdings would benefit from a continued strengthening of the economy. The Fund is positioned with asset rich companies that generally sell at discounts to tangible book value and replacement cost.

    Franklin Portfolio: Going forward we have positioned our portion of the Fund to take advantage of our strengths, namely we have reduced those risks that we feel we are not compensated for, and in our judgment, have constructed a portfolio with the most attractive candidates available. We have also lowered the forecast tracking error as part of our overall strategy.

    Goldman Sachs: In our view, the extreme appetite for risk, which drove the market in 2003, has been sated. No longer floated by a rising tide of investor enthusiasm, lower-quality companies have begun to underperform. A notable trend of differentiation is evident in the varying price performance of companies within certain industries. Those actually delivering earnings and cash flow are now performing better than those offering only

--------------------------------------------------------------------------------
10   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

    vaguely defined "positive leverage". We believe that a continuation of this trend, which we feel is likely, will favor our emphasis on cash flow generation, capital allocation discipline and low valuations.

    Against this backdrop, we believe that our process, which is solidly grounded on bottom-up, fundamental research, is well positioned to benefit. We focus on individual stock selection to find what we believe are quality businesses that sell at a discount to our assessment of the business' fair value. We believe a company's prospective ability to generate high cash flow returns on capital will strongly influence investment success. In our view, using a strong valuation discipline to purchase and own well positioned, cash-generating businesses run by shareholder-oriented management teams is the best formula for long-term portfolio performance.

    Royce: Our outlook remains cautious and has not changed appreciably. We have seen corrections in the prices of many growth stocks, especially in technology, though we have not yet seen a significant pullback for the market as a whole. Of course, volatility in tech stocks is nothing new. However, the market for the most part eked out a positive performance so far in 2004. It might make more sense at this point to talk about a corrective process. In this year's first quarter, stock prices moved up a bit in January and February, fell a little in March and April, and then rose a bit in May. We think that this pattern could set the tone for the remainder of the year.

    We'll be working hard to try to harvest when prices look high and to scour the small-cap universe when prices are tumbling. Our thought is that it will be a tense period for most investors because of the conflicting messages that prices will be sending. We look for what we believe is good value on a stock-by-stock basis. The rally has made what we think are attractively valued small-company businesses harder and harder to find, so we have increased our cash position in the last three months as we look for opportunities throughout the market. We see strong value in natural resources and health care companies because we believe that the long-term prospects in both sectors are especially promising.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners Small Cap Value Fund Class A shares (from 7/1/01 to 5/31/04) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Value Index and the Lipper Small-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                     IN AXP PARTNERS SMALL CAP VALUE FUND

AXP Partners Small Cap Value Fund Class A    $ 9,425     $11,159     $ 9,770     $12,833
Russell 2000(R) Value Index                  $10,000     $11,095     $10,263     $13,425
Lipper Small-Cap Value Funds Index           $10,000     $10,937     $10,144     $13,666
                                             7/1/2001   5/31/2002   5/31/2003   5/31/2004

(1) The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Small-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of May 31, 2004

1 year                                                              +23.81%
Since inception (6/18/01)                                            +8.83%

             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Value Fund

May 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (91.0%)
Issuer                                         Shares             Value(a)

Aerospace & defense (1.1%)
Armor Holdings                                 30,400(b)       $1,136,960
Curtiss-Wright                                 83,400           3,923,969
DRS Technologies                               19,232(b)          538,304
Ducommun                                       63,295(b)        1,193,111
EDO                                            47,021           1,010,011
MTC Technologies                              107,678(b)        2,858,851
REMEC                                          78,900(b)          516,795
Total                                                          11,178,001

Airlines (1.5%)
Air France ADR                                286,770(b,c)      4,714,499
AirTran Holdings                               94,099(b)        1,309,858
Alaska Air Group                              217,000(b)        4,470,200
America West Holdings Cl B                    247,400(b)        2,478,948
Continental Airlines Cl B                     115,000(b)        1,229,350
Northwest Airlines Cl A                        19,500(b)          197,145
SkyWest                                        60,200           1,007,146
Total                                                          15,407,146

Automotive & related (2.1%)
American Axle & Mfg Holdings                   60,372(b)        2,110,001
Lear                                           52,700           3,121,421
Lithia Motors Cl A                             27,300             653,016
Myers Inds                                     31,800             429,618
Strattec Security                              52,100(b)        3,035,346
Visteon                                       626,300           6,864,248
Wescast Inds Cl A                              87,200(c)        2,206,160
Winnebago Inds                                125,500           3,564,200
Total                                                          21,984,010

Banks and savings & loans (5.0%)
ABC Bancorp                                     5,500             108,185
Alabama Natl Bancorp                           27,978           1,436,391
Alliance Bankshares                            27,484(b)          435,896
Bancorp Bank                                   70,939(b)        1,310,953
Bank of Hawaii                                 71,900           3,124,055
BankUnited Financial Cl A                      73,507(b)        1,917,798
Berkshire Hills Bancorp                        22,520             812,972
Brookline Bancorp                             109,537           1,583,905
Capital Corp of the West                        6,009             216,324
Cardinal Financial                             58,324(b)          514,418
Central Pacific Financial                      14,000             338,800
Citizens Banking                               89,887           2,695,711
City Holding                                   20,700             621,414
Columbia Banking System                        19,215             407,742
Commercial Federal                             40,600           1,137,612
Corus Bankshares                               42,226           1,650,192
Cullen/Frost Bankers                           51,300           2,247,966
Fidelity Bankshares                            43,742           1,480,229
First Community Bancorp                        43,950           1,595,385
First Financial                                 4,900             142,198
First Financial Holdings                        3,200              94,400
First Niagara Financial Group                 154,001           1,917,312
First Oak Brook Bancshares                     19,707             571,503
First Republic Bank                            22,300             908,948
FirstFed Financial                             11,300(b)          466,577
Flagstar Bancorp                               16,100             347,116
Frontier Financial                              6,500             220,805
Greater Bay Bancorp                            43,100           1,237,401
Hanmi Financial                                18,405             484,972
Harbor Florida Bancshares                      27,250             764,908
Hudson River Bancorp                           13,000             226,590
IBERIABANK                                     31,000           1,815,670
Independent Bank                               25,300             640,849
IndyMac Bancorp                                64,666           2,127,511
Integra Bank                                    8,400             176,316
Interchange Financial Services                  9,780             224,451
Main Street Banks                              46,540           1,231,448
Mid-State Bancshares                           13,400             300,696
Millennium Bankshares                          71,337(b)          500,786
Net.Bank                                      116,699           1,251,013
PFF Bancorp                                   110,154           4,386,333
Prosperity Bancshares                          23,599             552,453
Provident Bankshares                           14,800             426,980
Republic Bancorp                              223,223           2,966,634
Santander BanCorp                               7,700(c)          218,680
South Financial Group                          10,600             292,136
Southcoast Financial                           17,865(b)          369,806

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares             Value(a)

Banks and savings & loans (cont.)
Sterling Bancorp                               33,230            $935,092
Sun Bancorp                                    13,446             299,442
United Community Banks                         43,647           1,033,124
Western Sierra Bancorp                          2,091(b)           61,057
Wintrust Financial                             24,381           1,158,585
Total                                                          51,987,740

Beverages & tobacco (0.1%)
Boston Beer Cl A                               38,700(b)          739,170
NuCo2                                           7,428(b)          145,366
Total                                                             884,536

Broker dealers (0.3%)
Affiliated Managers Group                      31,563(b)        1,538,696
E*TRADE Financial                              99,200(b)        1,131,872
Total                                                           2,670,568

Building materials & construction (2.7%)
Drew Inds                                      42,700(b)        1,590,575
ElkCorp                                        40,263             998,522
Florida Rock Inds                             117,975           4,689,506
Hughes Supply                                  95,659           5,165,586
Insituform Technologies Cl A                  178,300(b)        2,727,990
Louisiana-Pacific                              60,600           1,399,860
Potlatch                                       20,900             788,975
Simpson Mfg                                   101,000           5,534,801
Standard Pacific                               45,736           2,330,249
Texas Inds                                     16,036             590,927
Tredegar                                       43,100             622,795
Universal Forest Products                      50,244           1,455,066
USG                                            15,900(b)          223,395
Total                                                          28,118,247

Cable (--%)
LodgeNet Entertainment                         18,300(b)          361,791
Pegasus Communications                          8,600(b)          139,492
Total                                                             501,283

Chemicals (1.6%)
Agrium                                        199,964(c)        2,631,526
Albemarle                                     101,164           2,911,500
Fuller (HB)                                    24,487             656,007
Minerals Technologies                          34,194           1,966,155
NL Inds                                        12,100             151,250
OM Group                                       23,800(b)          635,222
Penford                                         6,840             117,648
PolyOne                                       543,500(b)        3,744,714
TETRA Technologies                            152,639(b)        3,634,335
Total                                                          16,448,357

Computer hardware (0.9%)
Adaptec                                        63,200(b)          517,608
Black Box                                      65,200           2,969,860
Hutchinson Technology                         137,363(b)        3,627,756
Insight Enterprises                            34,500(b)          633,420
Varian                                         29,561(b)        1,315,465
Total                                                           9,064,109

Computer software & services (5.4%)
Activision                                     21,300(b)          336,966
Autobytel                                      54,581(b)          570,371
Ciber                                          28,600(b)          254,540
Citadel Security Software                      48,114(b)          168,399
Corillian                                      64,374(b)          310,283
eFunds                                        313,900(b)        5,025,540
Extreme Networks                               94,846(b)          504,581
First Consulting Group                        113,400(b)          591,948
InterVideo                                    168,300(b)        2,295,612
Lionbridge Technologies                       408,873(b)        3,201,476
MAXIMUS                                       109,800(b)        3,946,212
Mentor Graphics                               249,600(b)        3,991,104
Natl Processing                                84,900(b)        2,441,724
NDCHealth                                      36,917             824,357
Neoware Systems                                49,000(b)          423,360
NetIQ                                         121,084(b)        1,604,363
OPNET Technologies                             41,179(b)          573,623
Perot Systems Cl A                            329,900(b)        4,489,939
Pervasive Software                            239,700(b)        1,462,170
PLATO Learning                                109,600(b)        1,155,184
Plumtree Software                              88,600(b)          314,530
Pomeroy IT Solutions                           16,300             207,336
PRG-Schultz Intl                              259,285(b)        1,169,375
Reynolds & Reynolds Cl A                      126,000           3,780,000
Rimage                                        145,700(b)        2,058,741
SM&A                                          160,300(b)        1,298,430
SPSS                                           62,000(b)        1,032,300
Sybase                                        206,800(b)        3,598,320
Take-Two Interactive Software                  53,104(b)        1,580,906
Transaction Systems Architects
  Cl A                                        140,500(b)        2,651,235
Tumbleweed Communications                      44,829(b)          223,248
Tyler Technologies                             83,500(b)          743,150
Ulticom                                        71,000(b)          667,400
United Online                                  40,151(b)          754,437
VitalWorks                                    304,000(b)        1,033,600
Total                                                          55,284,760

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares             Value(a)

Electronics (3.0%)
Actel                                         38,562(b)          $769,698
Advanced Power Technology                     62,800(b)           829,588
Artisan Components                            77,135(b)         1,953,830
Bel Fuse Cl B                                  21,600             784,944
Benchmark Electronics                         28,100(b)           818,553
Candela                                       35,422(b)           368,389
CEVA                                          74,900(b)           599,200
Cirrus Logic                                  46,500(b)           345,495
CyberOptics                                   14,200(b)           296,922
Entegris                                     155,400(b)         1,763,790
ESS Technology                               111,800(b)         1,281,228
Fairchild Semiconductor Intl Cl A             31,800(b)           627,096
Franklin Electric                              18,509           1,177,172
GrafTech Intl                                270,184(b)         2,566,748
Intevac                                        27,426(b)          246,834
KEMET                                         247,000(b)        3,001,049
LoJack                                         14,174(b)          113,392
LSI Indus                                      17,200             197,800
Methode Electronics Cl A                       47,124             519,306
Nu Horizons Electronics                       269,200(b)        2,188,596
Photronics                                     15,200(b)          268,736
Power Integrations                             30,761(b)          847,158
ScanSource                                     25,408(b)        1,352,976
Standard Microsystems                          17,700(b)          436,659
Thomas & Betts                                 46,100           1,127,606
TriQuint Semiconductor                        368,400(b)        2,055,672
TTM Technologies                               55,700(b)          634,980
Universal Electronics                         120,900(b)        1,782,066
Viisage Technology                             79,855(b)          783,378
Vishay Intertechnology                         73,600(b)        1,388,832
Woodhead Indus                                 17,500             263,550
Total                                                          31,391,243

Energy (3.3%)
Chesapeake Energy                             211,000           2,785,200
Encore Acquisition                            134,900(b)        3,790,690
Forest Oil                                      6,400(b)          159,360
Frontier Oil                                   60,634           1,198,734
Houston Exploration                           109,700(b)        5,184,421
Magum Hunter Resources                        102,500(b)        1,032,175
Murphy Oil                                     45,700           2,982,382
Patina Oil & Gas                              120,711           3,191,599
Petroleum Development                          13,510(b)          331,941
Remington Oil & Gas                           150,700(b)        3,125,518
South Jersey Inds                              16,947             711,605
St. Mary Land & Exploration                   123,400           4,011,734
Swift Energy                                   50,700(b)        1,024,140
Tesoro Petroleum                               62,800(b)        1,495,896
USEC                                          383,500           3,002,805
Total                                                          34,028,200

Energy equipment & services (2.9%)
Cimarex Energy                                157,897(b)        4,451,116
Energy Partners                                37,600(b)          498,952
Ensign Resource Service Group                 278,900(c)        4,390,642
Harvest Natl Resources                         71,200(b)          904,240
Hydril                                         16,820(b)          483,743
Oil States Intl                               198,900(b)        2,824,380
Patterson-UTI Energy                           45,600           1,398,096
Range Resources                               356,823           4,235,489
RPC                                           123,900           1,697,430
SEACOR Holdings                                71,000(b)        2,842,840
Trican Well Service                            16,900(b,c)        446,729
Unit Corp                                     197,000(b)        5,612,530
W-H Energy Services                            15,289(b)          282,541
Willbros Group                                 18,627(b,c)        261,337
Total                                                          30,330,065

Engineering & construction (0.9%)
Avatar Holdings                                10,920(b)          456,893
Dycom Inds                                     97,600(b)        2,409,744
Granite Construction                           22,900             432,810
Infrasource Services                           63,161(b)          783,196
Keith Companies                               167,300(b)        2,345,546
Lennox Intl                                    61,606           1,015,267
Modtech Holdings                              187,300(b)        1,311,100
Washington Group Intl                          27,100(b)          950,668
Total                                                           9,705,224

Environmental services (0.2%)
TRC Companies                                  31,570(b)          521,221
Waste Connections                              28,733(b)        1,221,152
Total                                                           1,742,373

Finance companies (0.4%)
Accredited Home Lenders Holding                75,375(b)        2,261,250
Financial Federal                              62,556(b)        1,954,249
Total                                                           4,215,499

Financial services (0.6%)
CompuCredit                                    42,800(b)          750,712
Delphi Financial Group Cl A                    26,000           1,047,280
Heidrick & Struggles Intl                      13,900(b)          388,366
Investment Technology Group                     7,800(b)          106,470
Irwin Financial                                49,890           1,269,701
Jones Lang LaSalle                             52,000(b)        1,311,440
Knight Trading Group                           86,700(b)          993,582
Resource America Cl A                          12,900             281,220
Total                                                           6,148,771

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares             Value(a)

Food (0.9%)
American Italian Pasta Cl A                   124,202          $3,634,150
Chiquita Brands Intl                           51,500(b)          902,280
Flowers Foods                                  40,300             941,811
Hain Celestial Group                           12,711(b)          224,985
Nash Finch                                     38,100             716,280
Sensient Technologies                         119,659           2,417,112
Total                                                           8,836,618

Furniture & appliances (1.7%)
Aaron Rents                                    86,101           2,561,505
American Woodmark                              49,600           2,853,984
Briggs & Stratton                              16,000           1,214,080
Hooker Furniture                               48,900           1,046,949
Natuzzi ADR                                   331,800(c)        3,430,812
Stanley Furniture                              62,200           2,573,214
Thomas Inds                                   104,200           3,544,884
Total                                                          17,225,428

Health care products (4.2%)
Antigenics                                    239,700(b)        1,934,379
Bruker BioSciences                            122,300(b)          582,148
Cell Therapeutics                              80,907(b)          566,349
CNS                                            96,600             972,762
Coherent                                       12,800(b)          346,752
Endo Pharmaceuticals Holdings                 209,800(b)        4,749,872
Haemonetics                                   138,600(b)        3,769,920
Kos Pharmaceuticals                            36,161(b)        1,203,076
Lexicon Genetics                              240,400(b)        1,685,204
Myriad Genetics                               140,900(b)        2,337,531
Nabi Biopharmaceuticals                        26,685(b)          448,308
Neose Technologies                             27,342(b)          228,853
Nutraceutical Intl                            140,364(b)        3,440,322
Ocular Sciences                                87,800(b)        2,933,398
Perrigo                                       233,700           4,781,502
PSS World Medical                              57,200(b)          574,860
Renovis                                        37,018(b)          376,473
Sola Intl                                     171,300(b)        3,321,507
Sybron Dental Specialties                      53,546(b)        1,458,593
Theragenics                                   520,200(b)        2,221,254
ThermoGenesis                                 137,409(b)          590,859
United Therapeutics                            38,473(b)          910,271
Utah Medical Products                          18,400             469,384
Viasys Healthcare                             130,000(b)        2,727,400
Vital Signs                                    40,100           1,082,700
Total                                                          43,713,677

Health care services (4.5%)
Albany Molecular Research                      47,300(b)          597,872
American Medical Security Group                55,700(b)        1,438,731
Applera - Celera Genomics Group               229,800(b)        2,580,654
Cell Genesys                                   13,100(b)          134,668
Centene                                       116,700(b)        4,207,035
Covance                                       104,400(b)        3,781,368
Cross Country Healthcare                      214,200(b)        3,557,862
Curative Health Services                      107,300(b)        1,128,796
Genesis HealthCare                            224,000(b)        5,799,359
Gentiva Health Services                        54,600             867,048
Healthcare Services Group                     147,400           2,290,596
Horizon Health                                151,600(b)        3,486,800
Inveresk Research Group                        48,695(b)        1,464,746
Lifeline Systems                               12,939(b)          266,932
Molina Healthcare                              69,000(b)        2,649,600
NeighborCare                                   15,000(b)          450,000
Option Care                                    51,400             692,358
PAREXEL Intl                                   46,415(b)          918,553
Pediatric Services of America                  77,300(b)          958,520
Province Healthcare                            62,200(b)          996,444
Radiologix                                    292,685(b)        1,159,033
Symbion                                        28,887(b)          463,347
U.S. Physical Therapy                         204,200(b)        2,523,912
United Surgical Partners Intl                  37,965(b)        1,481,015
US Oncology                                   150,100(b)        2,200,466
Total                                                          46,095,715

Home building (0.5%)
Beazer Homes USA                               25,515           2,571,147
Meritage                                        1,700(b)          115,923
Monaco Coach                                   56,708           1,419,968
Skyline                                        17,200             688,344
WCI Communities                                22,484(b)          500,269
Total                                                           5,295,651

Household products (1.8%)
Applica                                        10,000(b)           98,200
CSS Indus                                       9,600             335,040
Elizabeth Arden                               112,080(b)        2,470,243
Helen of Troy                                  23,732(b,c)        793,361
JAKKS Pacific                                 100,600(b)        1,788,668
Jarden                                         83,020(b)        2,905,700
Nu Skin Enterprises Cl A                      268,600           6,016,640
Oneida                                         94,168(b)          116,768
Rayovac                                         6,100(b)          165,310
Tupperware                                     21,100             385,497
Yankee Candle                                 120,900(b)        3,385,200
Total                                                          18,460,627

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares             Value(a)

Industrial services (0.1%)
Watsco                                         34,300            $897,631

Industrial transportation (2.7%)
ArvinMeritor                                   59,847           1,113,154
Covenant Transport Cl A                        92,800(b)        1,454,176
GATX                                           47,700           1,150,047
Heartland Express                              43,294           1,048,581
Hunt (JB) Transport Services                   60,400           1,977,496
Kirby                                         113,300(b)        4,010,820
Landstar System                                45,564(b)        2,215,322
OMI                                           253,080           2,657,340
Overseas Shipbuilding Group                    28,200           1,075,548
SCS Transportation                             59,668(b)        1,357,447
Sea Containers Cl A                           306,000(c)        4,862,340
Wabash Natl                                   186,292(b)        4,899,479
Total                                                          27,821,750

Insurance (6.1%)
Alleghany                                       5,202           1,386,333
Allmerica Financial                            12,800(b)          411,520
American Natl Insurance                        14,700           1,379,007
AMERIGROUP                                     56,500(b)        2,382,605
AmerUs Group                                   73,200           2,880,420
Arch Capital Group                             17,600(b,c)        679,008
Argonaut Group                                 98,000(b)        1,703,240
Aspen Insurance Holdings                      104,600(c)        2,520,860
CNA Surety                                    260,200(b)        2,706,080
Commerce Group                                  7,000             317,240
Donegal Group Cl A                             23,096             484,554
Erie Indemnity Cl A                            52,900           2,410,124
FBL Financial Group Cl A                      147,600           4,187,412
Great American Financial
  Resources                                     6,400              97,600
Hooper Holmes                                 307,400           1,721,440
Hub Intl                                       56,538(c)        1,064,045
Infinity Property & Casualty                   21,000             655,200
MONY Group                                     68,300(b)        2,133,692
Navigators Group                               29,465(b)          851,539
NYMAGIC                                        24,695             634,662
Ohio Casualty                                  59,000(b)        1,106,250
Phoenix Companies                             503,981           5,901,617
ProAssurance                                  165,971(b)        5,488,661
ProCentury                                     91,299(b)          926,685
PXRE Group                                    111,116(c)        2,764,566
Reinsurance Group of America                   52,900           2,102,775
RLI                                            82,371           2,962,885
Scottish Re Group                             172,100(c)        3,786,200
StanCorp Financial Group                       24,507           1,570,654
Stewart Information Services                   14,900             508,835
UICI                                           12,200(b)          242,536
United Fire & Casualty                          6,500             359,775
Universal American Financial                  289,100(b)        3,165,645
Total                                                          61,493,665

Investment companies (0.9%)
Apollo Investment                              64,142(b)          855,013
iShares Russell 2000 Value
  Index Fund                                   48,833           8,028,145
Total                                                           8,883,158

Leisure time & entertainment (3.1%)
Acclaim Entertainment                         285,035(b)          120,000
Arctic Cat                                    135,200           3,116,360
Argosy Gaming                                  50,606(b)        1,799,549
Brunswick                                      96,700           3,916,350
Callaway Golf                                 306,300           4,955,934
Handleman                                      19,500             436,800
Head                                          755,200(b,c)      2,303,360
K2                                             53,114(b)          781,838
Multimedia Games                              153,132(b)        3,456,189
Radica Games                                  162,650(c)        1,411,802
RC2                                           175,600(b)        4,909,776
Speedway Motorsports                            7,200             242,064
Steiner Leisure                                55,073(b,c)      1,078,880
Thor Inds                                      81,500           2,266,515
Topps                                         143,000           1,239,810
Total                                                          32,035,227

Lodging & gaming (1.5%)
Choice Hotels Intl                              9,300(b)          445,470
Dover Downs
  Gaming & Entertainment                      289,900           3,107,728
Kerzner Intl                                   92,000(b,c)      3,900,800
Prime Hospitality                             528,800(b)        5,240,408
Station Casinos                                53,928           2,492,552
Total                                                          15,186,958

Machinery (3.8%)
Alamo Group                                    59,700             934,305
Blyth                                          94,700           3,091,955
FLIR Systems                                   13,987(b)          688,160
Flowserve                                     167,200(b)        3,502,840
Gardner Denver                                 16,200(b)          424,278
Harsco                                        127,092           5,517,064
IDEX                                           78,600           3,749,220
Joy Global                                     39,000           1,072,500

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares             Value(a)

Machinery (cont.)
Kaydon                                        118,500          $3,179,355
Key Technology                                106,000(b)        1,388,600
Lincoln Electric Holdings                     135,700           4,206,700
Lindsay Mfg                                    25,500             583,950
Lydall                                        161,943(b)        1,429,957
Regal Beloit                                   25,600             523,520
Semitool                                      283,700(b)        3,248,365
Terex                                         175,498(b)        5,175,436
Total                                                          38,716,205

Media (0.7%)
ADVO                                           44,454           1,423,417
American Greetings Cl A                        39,700(b)          833,700
Courier                                        26,700           1,042,101
Gray Television                                40,100             565,009
Harland (John H)                               19,447             589,244
Journal Register                               60,263(b)        1,169,102
Regent Communications                         199,822(b)        1,178,950
Saga Communications Cl A                       26,120(b)          489,750
Total                                                           7,291,273

Metals (2.8%)
Apex Silver Mines                              87,600(b,c)      1,616,220
ASA                                            60,500(c)        2,277,220
Century Aluminum                              101,700(b)        2,356,389
Commercial Metals                             127,415           3,835,192
Eldorado Gold                                 513,500(b,c)      1,288,885
Gibraltar Steel                               158,000           4,574,099
Goldcorp                                      241,800(c)        2,928,198
Maverick Tube                                 123,644(b)        2,843,812
Mueller Inds                                   61,639           2,015,595
Reliance Steel & Aluminum                      29,500           1,079,405
RTI Intl Metals                               197,000(b)        2,858,470
Schnitzer Steel Inds Cl A                      13,401             370,672
Steel Dynamics                                 41,100(b)        1,052,160
Total                                                          29,096,317

Multi-industry (2.2%)
Actuant Cl A                                   58,584(b)        2,005,330
AMN Healthcare Services                       122,463(b)        1,861,438
Anixter Intl                                   46,771           1,426,516
Baldor Electric                                22,614             523,740
Brady Cl A                                     90,300           3,727,584
FTI Consulting                                203,900(b)        3,415,325
Imagistics Intl                                 2,400(b)           92,808
Lancaster Colony                               35,000           1,401,050
Medical Staffing
  Network Holdings                            149,583(b)          985,752
NCO Group                                       9,200(b)          228,068
On Assignment                                  43,800(b)          257,106
PDI                                            12,700(b)          365,760
Ruddick                                         8,600             176,816
SOURCECORP                                     56,900(b)        1,461,192
Woodward Governor                              73,200           4,864,140
Total                                                          22,792,625

Paper & packaging (0.8%)
Caraustar Inds                                330,187(b)        4,417,902
Chesapeake                                    170,000           3,692,400
Wausau-Mosinee Paper                           19,953             303,485
Total                                                           8,413,787

Precious metals (1.9%)
Agnico-Eagle Mines                            106,800(c)        1,485,588
Glamis Gold                                   266,700(b,c)      4,475,226
Gold Fields ADR                               104,400(c)        1,214,172
Golden Star Resources                         507,400(b)        2,521,778
Hecla Mining                                  609,100(b)        3,953,059
Meridian Gold                                 325,900(b,c)      4,236,700
Minefinders                                   220,600(b,c)      1,632,440
Total                                                          19,518,963

Real estate (0.4%)
Wellsford Real Properties                     277,700(b)        4,373,775

Real estate investment trust (3.6%)
Acadia Realty Trust                            32,907             421,210
Affordable Residential Communities             33,348             533,568
Agree Realty                                   22,348             543,056
Amli Residential Properties Trust              32,900             912,646
Anworth Mtge Asset                             15,900             189,687
Brandywine Realty Trust                        36,835             990,862
BRT Realty Trust                                4,400              95,260
Capital Automotive                             23,470             645,425
Catellus Development                           42,300           1,033,389
Commercial Net Lease Realty                    99,140           1,692,320
Correctional Properties Trust                  77,712           2,191,478
Entertainment Properties Trust                 36,568           1,316,448
Equity One                                     15,200             270,560
FelCor Lodging Trust                           48,500(b)          516,040
Gables Residential Trust                       18,636             628,965
Getty Realty                                    8,700             207,060
Impac Mtge Holdings                            48,200             987,618
Investors Real Estate Trust                    25,300             247,940
Kilroy Realty                                   8,700             296,844
Koger Equity                                   41,900             930,180

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares             Value(a)

Real estate investment trust (cont.)
LaSalle Hotel Properties                       45,258          $1,092,981
Lexington Corporate
  Properties Trust                             85,715           1,641,442
LTC Properties                                 14,600             239,440
MFA Mtge Investments                          106,333             964,440
MI Developments Cl A                          205,000(c)        5,448,900
Mission West Properties                        39,619             480,578
Natl Health Investors                           8,900             231,845
OMEGA Healthcare Investors                     84,600             810,468
Parkway Properties                             47,455           1,900,573
Post Properties                                20,870             607,317
Prentiss Properties Trust                      63,288           2,088,504
PS Business Parks                              12,000             464,400
RAIT Investment Trust                          73,493           1,795,434
Reckson Associates Realty                      36,800             957,536
Redwood Trust                                  16,900             842,634
Senior Housing Properties Trust                56,900             926,332
Summit Properties                             104,371           2,418,276
Total                                                          37,561,656

Restaurants (1.6%)
Bob Evans Farms                                76,600           1,967,854
Brinker Intl                                  109,500(b)        4,047,119
Buca                                          163,965(b)          864,096
California Pizza Kitchen                       73,908(b)        1,395,383
CEC Entertainment                              74,300(b)        2,283,239
Jack in the Box                                48,600(b)        1,359,342
Ryan's Family Steak Houses                    229,900(b)        3,869,217
Total Entertainment Restaurant                 68,935(b)          900,912
Total                                                          16,687,162

Retail -- drugstores (--%)
Longs Drug Stores                              19,800             424,116

Retail -- general (7.0%)
7-Eleven                                       24,400(b)          418,948
Advance Auto Parts                             51,800(b)        2,220,666
AnnTaylor Stores                               72,638(b)        2,056,368
Big Lots                                      233,900(b)        3,419,618
BJ's Wholesale Club                            51,000(b)        1,204,620
Brookstone                                    361,574(b)        6,981,993
Buckle                                        141,000           3,960,690
Cato Cl A                                     112,400           2,476,172
Circuit City Stores                           170,000           2,034,900
Copart                                          7,200(b)          177,480
Cost Plus                                      43,500(b)        1,430,715
Deb Shops                                      70,200           1,684,098
Department 56                                 146,800(b)        2,319,440
Dillard's Cl A                                300,000           6,003,000
Dollar General                                119,700           2,322,180
Dress Barn                                    141,500(b)        2,477,665
Electronics Boutique Holdings                  95,600(b)        2,634,736
Finish Line Cl A                                9,800(b)          326,340
Fossil                                        174,063(b)        4,135,737
Gymboree                                      222,442(b)        3,245,429
Jo-Ann Stores                                  10,900(b)          312,067
Linens `N Things                              133,411(b)        4,051,692
MarineMax                                      15,235(b)          406,013
Men's Wearhouse                               179,300(b)        4,677,937
Pier 1 Imports                                122,000           2,299,700
School Specialty                               35,092(b)        1,234,186
Sharper Image                                  15,435(b)          435,267
ShopKo Stores                                  11,200(b)          152,768
Sonic Automotive                               21,700             476,315
Stage Stores                                   16,700(b)          628,254
Too                                            61,244(b)        1,030,737
Tuesday Morning                                29,963(b)          855,444
Weis Markets                                   71,100           2,428,065
Zale                                           16,928(b)          923,761
Total                                                          71,443,001

Retail -- grocery (--%)
Pathmark Stores                                74,800(b)          504,900

Telecom equipment & services (1.6%)
Catapult Communications                        72,000(b)        1,188,720
Ditech Communications                         175,208(b)        3,611,037
ECtel                                         237,800(b,c)        618,280
EFJ                                            72,551(b)          602,173
Orbital Sciences                               73,900(b)          927,445
Scientific-Atlanta                             17,300             595,466
Sycamore Networks                             526,700(b)        2,322,747
West                                          274,856(b)        7,102,279
Total                                                          16,968,147

Textiles & apparel (2.0%)
Charlotte Russe Holdings                       50,643(b)          936,389
Cutter & Buck                                 125,100           1,296,036
Genesco                                        13,100(b)          328,810
K-Swiss Cl A                                  181,360           3,627,200
Kellwood                                       51,621           2,100,975
Madden (Steven)                               165,800(b)        3,201,598
Oakley                                        141,100           1,893,562
Oshkosh B'Gosh Cl A                            17,202             388,249
Polo Ralph Lauren                             108,700           3,608,840
Stride Rite                                   166,300           1,754,465
Tropical Sportswear Intl                      116,493(b)          256,285

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
19   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares             Value(a)

Textiles & apparel (cont.)
Vans                                           23,000(b)         $469,430
Wolverine World Wide                            9,400             247,690
Total                                                          20,109,529

Utilities -- electric (1.6%)
Avista                                         53,045             899,643
Central Vermont Public Service                 34,254             668,296
CH Energy Group                                17,523             797,297
CMS Energy                                     89,900(b)          774,938
El Paso Electric                              130,150(b)        1,880,668
Empire District Electric                       18,322             366,806
MGE Energy                                      2,321              70,419
PNM Resources                                  54,853           1,648,333
Reliant Energy                                750,000(b)        7,432,499
Westar Energy                                  87,237           1,720,314
Total                                                          16,259,213

Utilities -- natural gas (0.9%)
AGL Resources                                  29,857             841,967
Atmos Energy                                   28,496             706,416
Energen                                        15,403             690,054
New Jersey Resources                            4,300             168,861
Northwest Natural Gas                          71,086           2,069,314
Piedmont Natural Gas                           12,790             524,518
Quicksilver Resources                          18,344(b)          895,554
Southwest Gas                                  43,300             978,580
Syntel                                         73,800           1,398,510
WGL Holdings                                   35,782             984,363
Total                                                           9,258,137

Utilities -- telephone (0.1%)
Cincinnati Bell                               269,870(b)        1,111,864
CT Communications                              26,200             358,940
Total                                                           1,470,804

Total common stocks
(Cost: $846,537,967)                                         $937,925,847

Preferred stock & other (0.2%)
Issuer                                         Shares             Value(a)

Air France ADR
  Warrant                                     260,700(b,c)       $312,840
United Fire & Casualty Insurance
  6.38% Cv Series A                            50,500           1,774,570

Total preferred stock & other
(Cost: $1,263,500)                                             $2,087,410

Short-term securities (10.6%)(e)
Issuer                 Annualized              Amount             Value(a)
                      yield on date          payable at
                       of purchase            maturity

Commercial paper
Alpine Securitization
  06-01-04                1.03%           $17,900,000(d)      $17,897,952
Deutsche Bank Financial
  06-01-04                1.03             24,900,000          24,897,150
Household Financial
  06-01-04                1.03             37,700,000          37,695,686
Variable Funding Capital
  06-01-04                1.03             28,600,000(d)       28,596,727

Total short-term securities
(Cost: $109,090,636)                                         $109,087,515

Total investments in securities
(Cost: $956,892,103)(f)                                    $1,049,100,772

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of May 31, 2004, the value of foreign securities represented 6.9% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2004, the value of these securities amounted to $46,494,679 or 4.5% of net assets.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.8% of this category. 7.8% of the short-term securities is the Fund's cash equivalent position (see Note 5 to the financial statements).

(f) At May 31, 2004, the cost of securities for federal income tax purposes was $958,432,535 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $124,526,118
     Unrealized depreciation                                      (33,857,881)
                                                                  -----------
     Net unrealized appreciation                                 $ 90,668,237
                                                                 ------------

     Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended May 31, 2004 are as follows:

     Issuer             Beginning     Purchase          Sales       Ending      Dividend     Value(a)
                           cost         cost             cost        cost        income
     Maxwell Shoes*        $--       $10,134,904     $10,134,904      $--          $--          $--

     * Issuer was not an affiliate for the entire year ended May 31, 2004.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Value Fund

May 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $956,892,103)                                                                    $1,049,100,772
Cash in bank on demand deposit                                                                            7,244,150
Capital shares receivable                                                                                   567,238
Dividends and accrued interest receivable                                                                   530,164
Receivable for investment securities sold                                                                 3,487,460
                                                                                                          ---------
Total assets                                                                                          1,060,929,784
                                                                                                      -------------
Liabilities
Capital shares payable                                                                                      348,181
Payable for investment securities purchased                                                               1,316,451
Payable upon return of securities loaned (Note 5)                                                        28,784,600
Accrued investment management services fee                                                                   26,178
Accrued distribution fee                                                                                     14,581
Accrued service fee                                                                                               1
Accrued transfer agency fee                                                                                   7,272
Accrued administrative services fee                                                                           2,029
Other accrued expenses                                                                                      175,218
                                                                                                            -------
Total liabilities                                                                                        30,674,511
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                   $1,030,255,273
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,566,042
Additional paid-in capital                                                                              833,521,262
Excess of distributions over net investment income                                                         (532,435)
Accumulated net realized gain (loss)                                                                    103,491,559
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    92,208,845
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $1,030,255,273
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $  655,702,395
                                                            Class B                                  $  348,673,310
                                                            Class C                                  $   21,426,342
                                                            Class I                                  $    4,268,199
                                                            Class Y                                  $      185,027
Net asset value per share of outstanding capital stock:     Class A shares            99,038,785     $         6.62
                                                            Class B shares            53,607,812     $         6.50
                                                            Class C shares             3,287,863     $         6.52
                                                            Class I shares               641,941     $         6.65
                                                            Class Y shares                27,844     $         6.65
                                                                                          ------     --------------
* Including securities on loan, at value (Note 5)                                                    $   27,092,820
                                                                                                     ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Partners Small Cap Value Fund

Year ended May 31, 2004
Investment income
Income:
Dividends                                                                                              $  8,330,606
Interest                                                                                                    962,444
Fee income from securities lending (Note 5)                                                                  76,661
   Less foreign taxes withheld                                                                             (208,048)
                                                                                                           --------
Total income                                                                                              9,161,663
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        7,749,795
Distribution fee
   Class A                                                                                                1,423,361
   Class B                                                                                                3,141,752
   Class C                                                                                                  196,116
Transfer agency fee                                                                                       2,041,730
Incremental transfer agency fee
   Class A                                                                                                  142,931
   Class B                                                                                                  126,258
   Class C                                                                                                    6,990
Service fee -- Class Y                                                                                          249
Administrative services fees and expenses                                                                   676,121
Compensation of board members                                                                                11,625
Custodian fees                                                                                              294,891
Printing and postage                                                                                        263,017
Registration fees                                                                                            77,815
Audit fees                                                                                                   18,000
Other                                                                                                        15,116
                                                                                                             ------
Total expenses                                                                                           16,185,767
   Earnings credits on cash balances (Note 2)                                                                (5,175)
                                                                                                             ------
Total net expenses                                                                                       16,180,592
                                                                                                         ----------
Investment income (loss) -- net                                                                          (7,018,929)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                137,941,748
   Security transactions -- affiliated issuers                                                            7,431,262
   Foreign currency transactions                                                                             (2,315)
   Rebate on commissions paid (Note 1)                                                                      158,921
                                                                                                            -------
Net realized gain (loss) on investments                                                                 145,529,616
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    88,280,248
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                   233,809,864
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $226,790,935
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Value Fund

Year ended May 31,                                                                     2004                2003
Operations and distributions
Investment income (loss) -- net                                                   $   (7,018,929)     $  (5,563,782)
Net realized gain (loss) on investments                                              145,529,616        (35,174,948)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 88,280,248        (34,670,027)
                                                                                      ----------        -----------
Net increase (decrease) in net assets resulting from operations                      226,790,935        (75,408,757)
                                                                                     -----------        -----------
Distributions to shareholders from:
   Net realized gain
      Class A                                                                                 --         (2,214,992)
      Class B                                                                                 --         (1,322,770)
      Class C                                                                                 --            (80,563)
      Class Y                                                                                 --             (1,482)
                                                                                     -----------        -----------
Total distributions                                                                           --         (3,619,807)
                                                                                     -----------        -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                           183,962,000        202,614,805
   Class B shares                                                                     74,804,282        118,978,507
   Class C shares                                                                      5,056,172          8,392,851
   Class I shares                                                                      4,381,408                 --
   Class Y shares                                                                        106,014             81,591
Reinvestment of distributions at net asset value
   Class A shares                                                                             --          2,194,387
   Class B shares                                                                             --          1,308,573
   Class C shares                                                                             --             78,051
   Class Y shares                                                                             --              1,428
Payments for redemptions
   Class A shares                                                                   (104,975,609)      (104,634,387)
   Class B shares (Note 2)                                                           (59,977,599)       (62,445,447)
   Class C shares (Note 2)                                                            (4,446,774)        (2,626,785)
   Class I shares                                                                        (81,055)                --
   Class Y shares                                                                       (287,059)           (25,167)
                                                                                     -----------        -----------
Increase (decrease) in net assets from capital share transactions                     98,541,780        163,918,407
                                                                                     -----------        -----------
Total increase (decrease) in net assets                                              325,332,715         84,889,843
Net assets at beginning of year                                                      704,922,558        620,032,715
                                                                                     -----------        -----------
Net assets at end of year                                                         $1,030,255,273      $ 704,922,558
                                                                                  ==============      =============
Undistributed (excess of distributions over) net investment income                $     (532,435)     $      32,859
                                                                                  --------------      -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in companies with market capitalization of less than $2 billion.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of May 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 0.41% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT
close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Rebate on commissions paid

During the year ended May 31, 2004, the Fund was reimbursed $158,921 for rebated commissions.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $6,453,635 and accumulated net realized gain has been decreased by $6,466,696 resulting in a net reclassification adjustment to increase paid-in capital by $13,061.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                               2004              2003

Class A
Distributions paid from:
   Ordinary income                                $--        $2,201,645
   Long-term capital gain                          --            13,347
Class B
Distributions paid from:
   Ordinary income                                 --         1,314,798
   Long-term capital gain                          --             7,972
Class C
Distributions paid from:
   Ordinary income                                 --            80,078
   Long-term capital gain                          --               485
Class I*
Distributions paid from:
   Ordinary income                                 --               N/A
   Long-term capital gain                          --               N/A
Class Y
Distributions paid from:
   Ordinary income                                 --             1,473
   Long-term capital gain                          --                 9

* Inception date was March 4, 2004.

As of May 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $11,735,021
Accumulated long-term gain (loss)                           $92,588,385
Unrealized appreciation (depreciation)                      $90,844,563

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.97% to 0.87% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Value Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $709,387 for the year ended May 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.06% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Royce & Associates, LLC, a direct wholly-owned subsidiary of Legg Mason, Goldman Sachs Asset Management, L.P.
(GSAM), Franklin Portfolio Associates LLC (Franklin Portfolio), Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) and Donald Smith & Co., Inc. (Donald Smith). Prior to Aug. 11, 2003, a portion of the Fund's assets were managed by National City Management Company. Prior to March 12, 2004, a portion of the Fund's assets were managed by Third Avenue. The new subadvisory agreements with Franklin Portfolio, Barrow, Hanley and Donald Smith became effective on March 12, 2004. Currently, AEFC anticipates allocating new assets so that over time each subadviser manages approximately one-fifth of the Fund. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
29   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $3,092,941 for Class A, $319,810 for Class B and $2,961 for Class C for the year ended May 31, 2004.

AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2005. Under this agreement, net expenses will not exceed 1.59% for Class A, 2.35% for Class B, 2.35% for Class C, 1.21% for Class I and 1.42% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2004, the Fund's custodian and transfer agency fees were reduced by $5,175 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $866,982,286 and $793,259,159, respectively, for the year ended May 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $476,750 for the year ended May 31, 2004.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                   Year ended May 31, 2004
                                              Class A         Class B      Class C     Class I*     Class Y
Sold                                       30,105,959      12,491,146      838,935      654,021      16,660
Issued for reinvested distributions                --              --           --           --          --
Redeemed                                  (17,076,864)    (10,129,241)    (736,711)     (12,080)    (46,941)
                                          -----------     -----------     --------      -------     -------
Net increase (decrease)                    13,029,095       2,361,905      102,224      641,941     (30,281)
                                           ----------       ---------      -------      -------     -------

* Inception date was March 4, 2004.

                                                                   Year ended May 31, 2003
                                              Class A         Class B      Class C      Class I     Class Y
Sold                                       42,358,271      25,078,082    1,792,820          N/A      18,316
Issued for reinvested distributions           482,284         290,794       17,306          N/A         313
Redeemed                                  (22,673,124)    (13,665,020)    (579,673)         N/A      (5,547)
                                          -----------     -----------     --------       ------      ------
Net increase (decrease)                    20,167,431      11,703,856    1,230,453          N/A      13,082
                                           ----------      ----------    ---------       ------      ------

5. LENDING OF PORTFOLIO SECURITIES

As of May 31, 2004, securities valued at $27,092,820 were on loan to brokers. For collateral, the Fund received $28,784,600 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investment in Securities." Income from securities lending amounted to $76,661 for the year ended May 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2004.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2004             2003              2002(b)
Net asset value, beginning of period                                          $5.04            $5.79             $4.89
Income from investment operations:
Net investment income (loss)                                                   (.03)            (.03)             (.01)
Net gains (losses) (both realized and unrealized)                              1.61             (.69)              .91
Total from investment operations                                               1.58             (.72)              .90
Less distributions:
Distributions from realized gains                                                --             (.03)               --
Net asset value, end of period                                                $6.62            $5.04             $5.79

Ratios/supplemental data
Net assets, end of period (in millions)                                        $656             $434              $381
Ratio of expenses to average daily net assets(c)                              1.51%            1.60%(e)          1.59%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.50%)           (.63%)            (.61%)(d)
Portfolio turnover rate (excluding short-term securities)                       97%              50%               12%
Total return(f)                                                              31.35%(h)       (12.45%)           18.40%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.72% and 1.78% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                   2004             2003              2002(b)
Net asset value, beginning of period                                          $4.97            $5.75             $4.89
Income from investment operations:
Net investment income (loss)                                                   (.07)            (.06)             (.03)
Net gains (losses) (both realized and unrealized)                              1.60             (.69)              .89
Total from investment operations                                               1.53             (.75)              .86
Less distributions:
Distributions from realized gains                                                --             (.03)               --
Net asset value, end of period                                                $6.50            $4.97             $5.75

Ratios/supplemental data
Net assets, end of period (in millions)                                        $349             $255              $227
Ratio of expenses to average daily net assets(c)                              2.27%            2.36%(e)          2.36%(d),(e)
Ratio of net investment income (loss) to average daily net assets            (1.25%)          (1.38%)           (1.39%)(d)
Portfolio turnover rate (excluding short-term securities)                       97%              50%               12%
Total return(f)                                                              30.78%(h)       (13.06%)           17.59%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

--------------------------------------------------------------------------------
33   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2004             2003              2002(b)
Net asset value, beginning of period                                          $4.99            $5.76             $4.89
Income from investment operations:
Net investment income (loss)                                                   (.07)            (.06)             (.03)
Net gains (losses) (both realized and unrealized)                              1.60             (.68)              .90
Total from investment operations                                               1.53             (.74)              .87
Less distributions:
Distributions from realized gains                                                --             (.03)               --
Net asset value, end of period                                                $6.52            $4.99             $5.76

Ratios/supplemental data
Net assets, end of period (in millions)                                         $21              $16               $11
Ratio of expenses to average daily net assets(c)                              2.27%            2.36%(e)          2.36%(d),(e)
Ratio of net investment income (loss) to average daily net assets            (1.25%)          (1.38%)           (1.41%)(d)
Portfolio turnover rate (excluding short-term securities)                       97%              50%               12%
Total return(f)                                                              30.66%(h)       (12.86%)           17.79%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

--------------------------------------------------------------------------------
34   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                         2004(b)
Net asset value, beginning of period                               $6.89
Income from investment operations:
Net investment income (loss)                                        (.01)
Net gains (losses) (both realized and unrealized)                   (.23)
Total from investment operations                                    (.24)
Net asset value, end of period                                     $6.65

Ratios/supplemental data
Net assets, end of period (in millions)                               $4
Ratio of expenses to average daily net assets(c)                   1.02%(d)
Ratio of net investment income (loss) to average daily net assets  (.04%)(d)
Portfolio turnover rate (excluding short-term securities)            97%
Total return(e)                                                   (3.48%)(f),(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

--------------------------------------------------------------------------------
35   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2004             2003              2002(b)
Net asset value, beginning of period                                          $5.06            $5.79             $4.89
Income from investment operations:
Net investment income (loss)                                                   (.02)            (.02)             (.01)
Net gains (losses) (both realized and unrealized)                              1.61             (.68)              .91
Total from investment operations                                               1.59             (.70)              .90
Less distributions:
Distributions from realized gains                                                --             (.03)               --
Net asset value, end of period                                                $6.65            $5.06             $5.79

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c)                              1.34%            1.40%(e)          1.42%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.33%)           (.46%)            (.47%)(d)
Portfolio turnover rate (excluding short-term securities)                       97%              50%               12%
Total return(f)                                                              31.42%(h)       (12.10%)           18.40%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.54% and 1.60% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

--------------------------------------------------------------------------------
36   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Small Cap Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2004, and the financial highlights for each of the years in the two-year period ended May 31, 2004 and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Small Cap Value Fund as of May 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 20, 2004

--------------------------------------------------------------------------------
37   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held       Principal occupation during past five     Other directorships
                                   with Fund and       years
                                   length of service
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Arne H. Carlson                    Board member        Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999          (provides administrative services to
Minneapolis, MN 55402                                  boards). Former Governor  of Minnesota
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Philip J. Carroll, Jr.             Board member        Retired Chairman and CEO,  Fluor          Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002          Corporation (engineering and              Materials Company, Inc.
Minneapolis, MN 55402                                  construction) since 1998                  (construction
Age 66                                                                                           materials/chemicals)
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Livio D. DeSimone                  Board member        Retired Chair of the Board and  Chief     Cargill, Incorporated
30 Seventh Street East             since 2001          Executive Officer, Minnesota Mining and   (commodity merchants and
Suite 3050                                             Manufacturing (3M)                        processors), General Mills,
St. Paul, MN 55101-4901                                                                          Inc. (consumer foods),
Age 70                                                                                           Vulcan Materials Company
                                                                                                 (construction materials/
                                                                                                 chemicals), Milliken &
                                                                                                 Company (textiles and
                                                                                                 chemicals), and Nexia
                                                                                                 Biotechnologies, Inc.
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Anne P. Jones                      Board member        Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Stephen R. Lewis, Jr.*             Board member        Retired President and Professor of        Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002          Economics, Carleton College               (manufactures irrigation
Minneapolis, MN 55402                                                                            systems)
Age 65
---------------------------------- ------------------- ----------------------------------------- -----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
38   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alan K. Simpson                   Board member         Former three-term United States Senator
1201 Sunshine Ave.                since 1997           for Wyoming
Cody, WY 82414
Age 72
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alison Taunton-Rigby              Board member since   Founder and Chief Executive Officer,
901 S. Marquette Ave.             2002                 RiboNovix, Inc. since 2004; President,
Minneapolis, MN 55402                                  Forester Biotech since 2000; prior to
Age 60                                                 that, President and CEO, Aquila
                                                       Biopharmaceuticals, Inc.
--------------------------------- -------------------- ----------------------------------------- -----------------------------

Board Member Affiliated with AEFC**

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
William F. Truscott               Board member         Senior Vice President - Chief
53600 AXP Financial Center        since 2001,  Vice    Investment Officer of AEFC since 2001.
Minneapolis, MN 55474             President  since     Former Chief Investment Officer and
Age 43                            2002                 Managing Director, Zurich Scudder
                                                       Investments
--------------------------------- -------------------- ----------------------------------------- -----------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
39   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Jeffrey P. Fox                    Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center        2002                 AEFC, since 2002;  Vice President -
Minneapolis, MN 55474                                  Finance, American Express Company,
Age 49                                                 2000-2002;  Vice President - Corporate
                                                       Controller, AEFC, 1996-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Paula R. Meyer                    President since      Senior Vice President and General
596 AXP Financial Center          2002                 Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                                  2002; Vice President and Managing
Age 50                                                 Director - American Express Funds,
                                                       AEFC, 2000-2002; Vice President, AEFC,
                                                       1998-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Leslie L. Ogg                     Vice President,      President of Board Services Corporation
901 S. Marquette Ave.             General Counsel,
Minneapolis, MN 55402             and Secretary
Age 65                            since 1978
--------------------------------- -------------------- ----------------------------------------- -----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
40   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
           Value
               Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                    May 31, 2004

AXP Partners Value Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

The Fund's Long-term Performance                                      7

Investments in Securities                                             8

Financial Statements                                                 11

Notes to Financial Statements                                        14

Report of Independent Registered
   Public Accounting Firm                                            26

Federal Income Tax Information                                       27

Board Members and Officers                                           28

Proxy Voting                                                         30

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF MAY 31, 2004

PORTFOLIO MANAGERS

Lord, Abbett & Co. LLC

Portfolio managers                     Since            Years in industry
Robert Morris, CFA                     6/01                    33
Eli Salzmann                           6/01                    18
Sholom Dinsky, CFA                     6/01                    37
Kenneth Fuller                         6/02                    29

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

Inception dates
A: 6/18/01      B: 6/18/01      C: 6/18/01      Y: 6/18/01

Ticker symbols
A: AVLAX        B: AVFBX        C: AVUCX        Y: --

Total net assets                                          $420.3 million

Number of holdings                                                   100

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
  X                  LARGE
                     MEDIUM SIZE
                     SMALL

SECTOR COMPOSITION

(pie chart)

Percentage of portfolio assets

Financials 16.9%
Industrials 13.0%
Consumer discretionary 12.7%
Health care 9.8%
Energy 9.4%
Consumer staples 8.9%
Materials 8.3%
Telecommunications 7.7%
Technology 6.2%
Short-term securities* 4.8%
Utilities 2.3%

* 0.9% of the securities in this category is due to security lending activity. 3.9% of the short-term securities is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

ExxonMobil (Energy)                                                  5.3%
Motorola (Telecom equipment & services)                              2.8
Deere & Co (Machinery)                                               2.5
American Intl Group (Insurance)                                      2.3
Bank One (Banks and savings & loans)                                 2.2
Intl Paper (Paper & packaging)                                       2.2
Disney (Walt) (Media)                                                2.0
Citigroup (Finance companies)                                        2.0
Verizon Communications (Utilities -- telephone)                      2.0
PepsiCo (Beverages & tobacco)                                        1.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

Lord, Abbett & Co. LLC, an independent money management firm, manages AXP Partners Value Fund's portfolio. The Fund seeks long-term capital growth as a primary objective and income as a secondary objective by investing in undervalued stocks of large companies. For the 12 months ended May 31, 2004, the Fund's Class A shares (excluding sales charges) climbed 19.56%. The Fund slightly underperformed its benchmark, the Russell 1000(R) Value Index, which rose 19.82% for the same period. The Fund outperformed the Lipper Large-Cap Value Funds Index, representing the Fund's peer group, which advanced 18.37%.

Q:   What factors significantly affected performance for the period?

     Lord Abbett: The Fund benefited significantly from strong stock selection within the information technology sector during the year ended May 31, 2004. In particular, a telecommunication provider benefited from an analyst upgrade during the most recent calendar quarter and a positive outlook for growth. Select holdings within the computer hardware industry have continued to benefit from new products. Within the industrials sector, solid stock selection aided performance relative to the Russell 1000(R) Value Index. In particular, certain industrial companies announced a substantial increase in quarterly earnings.

     Stock selection within the consumer discretionary sector detracted from performance relative to the Russell 1000(R) Value Index. Certain media holdings in the portfolio (the largest of which was Disney) were hurt by slower advertising sales and earnings announcements that have fallen short of industry analysts' expectations. Additionally, a consumer product stock in the portfolio was hurt by weaker-than-anticipated sales. The Fund's higher-than-index position in

(bar chart)

                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2004

 20%                  (bar 1)         (bar 2)        (bar 3)
                      +19.56%         +19.82%        +18.37%
 15%

 10%

  5%

  0%

(bar 1) AXP Partners Value Fund Class A (excluding sales charge)
(bar 2) Russell 1000(R) Value Index (unmanaged)
(bar 3) Lipper Large-Cap Value Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We have reduced slightly the Fund's exposure to the consumer discretionary and information technology sectors as we realized profits in a number of holdings within these sectors. (end callout quote)

-- Lord Abbett

     health care relative to the Russell 1000(R) Value Index detracted from performance for the fiscal year.

Q:   What changes did you make to the portfolio, and why?

     Lord Abbett: During the past year, we have increased the Fund's exposure to the health care, consumer staples and energy sectors, reflecting the Fund's slightly increased emphasis of non-cyclical sectors. The Fund's largest holding as of

AVERAGE ANNUAL TOTAL RETURNS
                            Class A              Class B                      Class C                    Class Y
(Inception dates)          (6/18/01)            (6/18/01)                    (6/18/01)                  (6/18/01)
                       NAV(1)     POP(2)    NAV(1)   After CDSC(3)     NAV(1)      After CDSC(4)   NAV(5)      POP(5)
as of May 31, 2004
1 year               +19.56%    +12.68%   +18.60%     +14.60%        +18.55%         +18.55%     +19.59%     +19.59%
Since inception       +1.44%     -0.58%    +0.70%      -0.31%         +0.78%          +0.78%      +1.61%      +1.61%

as of June 30, 2004
1 year                +21.18%    +14.22%   +20.29%     +16.29%        +20.24%         +20.24%     +21.48%     +21.48%
3 years                +2.21%     +0.21%    +1.43%      +0.45%         +1.57%          +1.57%      +2.38%      +2.38%
Since inception        +2.32%     +0.35%    +1.55%      +0.58%         +1.63%          +1.63%      +2.49%      +2.49%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

     May 31, 2004 was ExxonMobil, the largest U.S.-based oil company, while among the Fund's largest health care and consumer staples holdings were Wyeth and Pepsico, respectively. We have reduced slightly the Fund's exposure to the consumer discretionary and information technology sectors as we realized profits in a number of holdings within these sectors.

Q:   How are you positioning the portfolio for the near term? Why?

     Lord Abbett: We have reduced slightly the cyclical focus of the Fund, with new emphasis on health care and consumer staples. We will continue to maintain a focus on technology and industrial companies. We have begun to tilt slightly away from cyclical sectors due to interest rate risk and to profit-taking in the consumer discretionary sector. Motorola and Deere & Co. were among the Fund's largest cyclical holdings at the end of the 2004 fiscal year. Financial stocks were also the Fund's single largest sector weighting as of May 31, 2004, with the Fund's largest sector position being in Bank One, a regional bank holding firm that has announced plans to merge with JP Morgan Chase, another Fund holding as of May 31, 2004.

--------------------------------------------------------------------------------
6   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners Value Fund Class A shares (from 7/1/01 to 5/31/04) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

 (line chart)

                  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                           IN AXP PARTNERS VALUE FUND

                                      7/1/01      5/31/02     5/31/03    5/31/04
AXP Partners Value Fund Class A      $ 9,425       $8,945      $8,222    $ 9,830
Russell 1000(R) Value Index(1)       $10,000       $9,659      $8,900    $10,664
Lipper Large-Cap Value               $10,000       $9,272      $8,346    $ 9,879
  Funds Index(2)

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. The Russell 1000(R) Value Index consists of companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of May 31, 2004
1 year                                                              +12.68%
Since inception (6/18/01)                                            -0.58%

             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Partners Value Fund

May 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (95.6%)
Issuer                                         Shares              Value(a)

Aerospace & defense (0.1%)
Honeywell Intl                                  8,800              $296,560

Airlines (0.4%)
AMR                                            54,500(b)            627,840
Delta Air Lines                               179,030             1,092,083
Total                                                             1,719,923

Automotive & related (1.3%)
Eaton                                          96,390             5,624,357

Banks and savings & loans (8.5%)
Bank of America                                57,185             4,753,789
Bank of New York                              145,720             4,381,800
Bank One                                      192,800             9,341,160
Mellon Financial                              194,900             5,737,856
U.S. Bancorp                                   74,400             2,090,640
Wachovia                                      104,300             4,924,003
Wells Fargo                                    76,500             4,498,200
Total                                                            35,727,448

Beverages & tobacco (2.1%)
Diageo ADR                                     19,300(c)          1,040,270
PepsiCo                                       147,400             7,866,738
Total                                                             8,907,008

Broker dealers (1.6%)
J.P. Morgan Chase                              63,100             2,324,604
Merrill Lynch & Co                             79,300             4,504,240
Total                                                             6,828,844

Cable (2.3%)
Comcast Special Cl A                          255,690(b)          7,248,811
Cox Communications Cl A                        74,716(b)          2,346,830
Total                                                             9,595,641

Chemicals (2.9%)
du Pont (EI) de Nemours                        59,600             2,574,720
Potash                                         26,200(c)          2,279,924
Praxair                                       105,300             3,895,047
Rohm & Haas                                    88,500             3,410,790
Total                                                            12,160,481

Computer hardware (3.5%)
Apple Computer                                256,200(b)          7,188,972
EMC                                           669,800(b)          7,528,552
Total                                                            14,717,524

Electronics (2.8%)
Solectron                                     462,660(b)          2,544,630
Teradyne                                       58,500(b)          1,303,965
Texas Instruments                              62,900             1,642,319
Xerox                                         450,500(b)          6,099,770
Total                                                            11,590,684

Energy (6.0%)
BP ADR                                         52,000(c)          2,756,000
ExxonMobil                                    517,700            22,390,525
Total                                                            25,146,525

Energy equipment & services (3.4%)
Baker Hughes                                  185,700             6,319,371
GlobalSantaFe                                  74,600             1,874,698
Schlumberger                                  110,000             6,288,700
Total                                                            14,482,769

Environmental services (0.9%)
Waste Management                              128,600             3,698,536

Finance companies (2.0%)
Citigroup                                     182,200             8,459,546

Financial services (0.3%)
Goldman Sachs Group                            14,600             1,371,086

Food (3.8%)
Archer-Daniels-Midland                        119,500             1,987,285
General Mills                                  27,300             1,257,165
Heinz (HJ)                                     59,975             2,239,467
Kellogg                                        86,900             3,684,560
Kraft Foods Cl A                              224,100             6,691,626
Total                                                            15,860,103

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares              Value(a)

Health care products (8.5%)
Abbott Laboratories                            77,500            $3,193,775
Baxter Intl                                   146,615             4,609,576
Bristol-Myers Squibb                           91,100             2,302,097
Guidant                                         6,800               369,512
Merck & Co                                     85,500             4,044,150
Novartis ADR                                  135,000(c)          6,097,950
Pfizer                                         76,600             2,707,044
Schering-Plough                               355,300             6,004,570
Wyeth                                         180,100             6,483,599
Total                                                            35,812,273

Health care services (1.3%)
Cardinal Health                                79,600             5,389,716

Household products (2.1%)
Gillette                                       92,545             3,987,764
Kimberly-Clark                                 34,400             2,266,960
Newell Rubbermaid                             110,800             2,611,556
Total                                                             8,866,280

Industrial transportation (2.0%)
Canadian Natl Railway                          61,300(c)          2,420,124
CSX                                            90,545             2,861,222
Union Pacific                                  54,400             3,172,608
Total                                                             8,453,954

Insurance (4.5%)
Allstate                                       23,100             1,015,938
American Intl Group                           134,413             9,852,473
CIGNA                                          50,700             3,437,460
Hartford Financial Services Group              31,200             2,062,944
St. Paul Travelers Companies                   59,681             2,368,142
Total                                                            18,736,957

Leisure time & entertainment (1.0%)
Viacom Cl B                                   114,800             4,234,972

Machinery (4.7%)
Caterpillar                                    42,100             3,172,235
Deere & Co                                    159,800            10,498,860
Illinois Tool Works                            43,005             3,865,289
Parker-Hannifin                                42,035             2,335,465
Total                                                            19,871,849

Media (4.8%)
Clear Channel Communications                  105,800             4,200,260
Disney (Walt)                                 368,500             8,648,695
Time Warner                                    53,800(b)            916,752
Tribune                                       129,205             6,239,309
Total                                                            20,005,016

Metals (1.3%)
Alcoa                                         176,600             5,527,580

Multi-industry (5.0%)
Eastman Kodak                                  46,300             1,212,134
Emerson Electric                               61,900             3,695,430
General Electric                              192,500             5,990,600
Monsanto                                       78,039             2,692,346
Tyco Intl                                     238,000(c)          7,328,020
Total                                                            20,918,530

Paper & packaging (2.2%)
Intl Paper                                    218,600             9,165,898

Precious metals (1.9%)
Barrick Gold                                  117,800(c)          2,434,926
Newmont Mining                                143,380             5,693,620
Total                                                             8,128,546

Retail -- drugstores (0.3%)
CVS                                            33,700             1,404,616

Retail -- general (2.3%)
Gap                                           255,600             6,172,740
Target                                         80,500             3,598,350
Total                                                             9,771,090

Retail -- grocery (0.6%)
Kroger                                        149,615(b)          2,497,074

Telecom equipment & services (4.0%)
Corning                                       199,800(b)          2,475,522
Motorola                                      605,300            11,966,781
Nortel Networks                               584,900(b,c)        2,240,167
Total                                                            16,682,470

Textiles & apparel (1.0%)
Nike Cl B                                      60,000             4,269,000

Utilities -- electric (2.3%)
Constellation Energy Group                     25,600               978,944
Dominion Resources                              6,500               409,305
FPL Group                                      38,800             2,473,500
Progress Energy                                79,000             3,366,190
Public Service Enterprise Group                38,300             1,614,728
Southern Co                                    33,400               965,928
Total                                                             9,808,595

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares              Value(a)

Utilities -- telephone (3.8%)
BellSouth                                      53,900            $1,345,344
Qwest Communications Intl                     398,300(b)          1,493,625
SBC Communications                            197,780             4,687,386
Verizon Communications                        242,800             8,396,024
Total                                                            15,922,379

Total common stocks
(Cost: $349,638,042)                                           $401,653,830

Short-term securities (4.8%)(e)
Issuer                 Annualized              Amount              Value(a)
                      yield on date          payable at
                       of purchase            maturity

Commercial paper
HBOS Treasury Services
  08-05-04                 1.10%           $5,000,000            $4,989,328
Variable Funding Capital
  06-01-04                 1.03             9,100,000(d)          9,098,959
Windmill Funding
  06-01-04                 1.03             6,200,000(d)          6,199,290

Total short-term securities
(Cost: $20,288,298)                                             $20,287,577

Total investments in securities
(Cost: $369,926,340)(f)                                        $421,941,407

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of May 31, 2004, the value of foreign securities represented 6.3% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2004, the value of these securities amounted to $15,298,249 or 3.6% of net assets.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.9% of this category (see Note 5 to the financial statements). 3.9% of the short-term securities is the Fund's cash equivalent position.

(f) At May 31, 2004, the cost of securities for federal income tax purposes was $373,685,192 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 58,853,994
     Unrealized depreciation                                    (10,597,779)
                                                                -----------
     Net unrealized appreciation                               $ 48,256,215
                                                               ------------

--------------------------------------------------------------------------------
10   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Value Fund

May 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $369,926,340)                                                                      $421,941,407
Capital shares receivable                                                                                    95,748
Dividends and accrued interest receivable                                                                   649,604
Receivable for investment securities sold                                                                 2,821,413
                                                                                                          ---------
Total assets                                                                                            425,508,172
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                            14,660
Capital shares payable                                                                                       49,777
Payable for investment securities purchased                                                               1,255,960
Payable upon return of securities loaned (Note 5)                                                         3,795,000
Accrued investment management services fee                                                                    8,387
Accrued distribution fee                                                                                      6,179
Accrued transfer agency fee                                                                                   2,434
Accrued administrative services fee                                                                             689
Other accrued expenses                                                                                      101,333
                                                                                                            -------
Total liabilities                                                                                         5,234,419
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $420,273,753
                                                                                                       ------------
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    847,152
Additional paid-in capital                                                                              380,353,881
Undistributed net investment income                                                                         234,458
Accumulated net realized gain (loss) (Note 7)                                                           (13,176,805)
Unrealized appreciation (depreciation) on investments                                                    52,015,067
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $420,273,753
                                                                                                       ============
Net assets applicable to outstanding shares:               Class A                                     $247,906,707
                                                           Class B                                     $154,489,339
                                                           Class C                                     $  9,427,723
                                                           Class I                                     $  8,334,846
                                                           Class Y                                     $    115,138
Net asset value per share of outstanding capital stock:    Class A shares       49,624,328             $       5.00
                                                           Class B shares       31,491,384             $       4.91
                                                           Class C shares        1,916,704             $       4.92
                                                           Class I shares        1,659,850             $       5.02
                                                           Class Y shares           22,958             $       5.02
                                                                                    ------             ------------
*Including securities on loan, at value (Note 5)                                                       $  3,486,900
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Partners Value Fund

Year ended May 31, 2004
Investment income
Income:
Dividends                                                                                               $ 6,294,988
Interest                                                                                                    169,402
Fee income from securities lending (Note 5)                                                                   7,696
   Less foreign taxes withheld                                                                              (29,860)
                                                                                                            -------
Total income                                                                                              6,442,226
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        2,926,194
Distribution fee
   Class A                                                                                                  554,193
   Class B                                                                                                1,395,974
   Class C                                                                                                   86,939
Transfer agency fee                                                                                         714,847
Incremental transfer agency fee
   Class A                                                                                                   46,777
   Class B                                                                                                   48,971
   Class C                                                                                                    2,664
Service fee -- Class Y                                                                                           49
Administrative services fees and expenses                                                                   228,212
Compensation of board members                                                                                 9,308
Custodian fees                                                                                               56,758
Printing and postage                                                                                         98,483
Registration fees                                                                                            68,170
Audit fees                                                                                                   18,000
Other                                                                                                         3,860
                                                                                                              -----
Total expenses                                                                                            6,259,399
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (49,314)
                                                                                                            -------
                                                                                                          6,210,085
   Earnings credits on cash balances (Note 2)                                                                (2,394)
                                                                                                             ------
Total net expenses                                                                                        6,207,691
                                                                                                          ---------
Investment income (loss) -- net                                                                             234,535
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                         9,334,627
   Foreign currency transactions                                                                                 26
                                                                                                                 --
Net realized gain (loss) on investments                                                                   9,334,653
Net change in unrealized appreciation (depreciation) on investments                                      51,983,841
                                                                                                         ----------
Net gain (loss) on investments                                                                           61,318,494
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $61,553,029
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Value Fund

Year ended May 31,                                                                     2004                 2003
Operations and distributions
Investment income (loss) -- net                                                    $    234,535        $    501,941
Net realized gain (loss) on investments                                               9,334,653         (18,900,007)
Net change in unrealized appreciation (depreciation) on investments                  51,983,841             515,335
                                                                                     ----------             -------
Net increase (decrease) in net assets resulting from operations                      61,553,029         (17,882,731)
                                                                                     ----------         -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (448,375)            (41,591)
      Class Y                                                                              (149)                 (4)
                                                                                       --------             -------
Total distributions                                                                    (448,524)            (41,595)
                                                                                       --------             -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                           69,562,120          87,371,039
   Class B shares                                                                    36,527,346          57,707,280
   Class C shares                                                                     1,971,626           2,963,342
   Class I shares                                                                     8,369,375                  --
   Class Y shares                                                                        98,357               1,000
Reinvestment of distributions at net asset value
   Class A shares                                                                       437,944              40,020
   Class Y shares                                                                           121                   1
Payments for redemptions
   Class A shares                                                                   (44,539,963)        (44,923,418)
   Class B shares (Note 2)                                                          (26,187,038)        (30,506,723)
   Class C shares (Note 2)                                                           (1,403,404)         (1,824,086)
   Class I shares                                                                          (109)                 --
                                                                                     ----------          ----------
Increase (decrease) in net assets from capital share transactions                    44,836,375          70,828,455
                                                                                     ----------          ----------
Total increase (decrease) in net assets                                             105,940,880          52,904,129
Net assets at beginning of year                                                     314,332,873         261,428,744
                                                                                    -----------         -----------
Net assets at end of year                                                          $420,273,753        $314,332,873
                                                                                   ============        ============
Undistributed net investment income                                                $    234,458        $    448,421
                                                                                   ------------        ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of large, well established U.S. and multinational companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of May 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 1.98% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $26 and accumulated net realized loss has been increased by $26.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                            2004          2003

Class A
Distributions paid from:
     Ordinary income                        $448,375       $41,591
     Long-term capital gain                       --            --
Class B
Distributions paid from:
     Ordinary income                              --            --
     Long-term capital gain                       --            --
Class C
Distributions paid from:
     Ordinary income                              --            --
     Long-term capital gain                       --            --
Class I*
Distributions paid from:
     Ordinary income                              --           N/A
     Long-term capital gain                       --           N/A
Class Y
Distributions paid from:
     Ordinary income                             149             4
     Long-term capital gain                       --            --

* Inception date was March 4, 2004.

As of May 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                          $   234,455
Accumulated long-term gain (loss)                      $(9,417,950)
Unrealized appreciation (depreciation)                 $48,256,215

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.73% to 0.60% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $219,149 for the year ended May 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Lord, Abbett & Co. LLC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $971,014 for Class A, $126,689 for Class B and $1,031 for Class C for the year ended May 31, 2004.

AEFC and its affiliates agreed to waive certain fees and expenses until May 31, 2004. For the year ended May 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.37% for Class A, 2.13% for Class B, 2.13% for Class C, 0.93% for Class I and 1.19% for Class Y.

During the year ended May 31, 2004, the Fund's custodian and transfer agency fees were reduced by $2,394 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $170,697,281 and $122,648,005, respectively, for the year ended May 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                Year ended May 31, 2004
                                              Class A      Class B       Class C      Class I*    Class Y
Sold                                       14,769,061    7,870,899       424,388     1,659,871     19,937
Issued for reinvested distributions            90,298           --            --            --         25
Redeemed                                   (9,451,091)  (5,697,455)     (298,649)          (21)        --
                                           ----------    ---------       -------     ---------     ------
Net increase (decrease)                     5,408,268    2,173,444       125,739     1,659,850     19,962
                                            ---------    ---------       -------     ---------     ------
* Inception date was March 4, 2004.
                                                                Year ended May 31, 2003
                                              Class A      Class B       Class C       Class I    Class Y
Sold                                       22,607,598   14,965,162       770,996           N/A        268
Issued for reinvested distributions            10,560           --            --           N/A         --
Redeemed                                  (11,791,451)  (8,154,165)     (484,551)          N/A         --
                                          -----------   ----------      --------     ---------     ------
Net increase (decrease)                    10,826,707    6,810,997       286,445           N/A        268
                                          -----------    ---------       -------     ---------     ------

--------------------------------------------------------------------------------
19   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

As of May 31, 2004, securities valued at $3,486,900 were on loan to brokers. For collateral, the Fund received $3,795,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $7,696 for the year ended May 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $9,417,950 as of May 31, 2004 that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2004         2003         2002(b)
Net asset value, beginning of period                                          $4.19        $4.56        $4.81
Income from investment operations:
Net investment income (loss)                                                    .01          .01          .01
Net gains (losses) (both realized and unrealized)                               .81         (.38)        (.25)
Total from investment operations                                                .82         (.37)        (.24)
Less distributions:
Dividends from net investment income                                           (.01)          --           --
Tax return of capital                                                            --           --         (.01)
Total distributions                                                            (.01)          --         (.01)
Net asset value, end of period                                                $5.00        $4.19        $4.56

Ratios/supplemental data
Net assets, end of period (in millions)                                        $248         $185         $152
Ratio of expenses to average daily net assets(c),(e)                          1.37%        1.34%        1.34%(d)
Ratio of net investment income (loss) to average daily net assets              .37%         .51%         .30%(d)
Portfolio turnover rate (excluding short-term securities)                       34%          46%          41%
Total return(f)                                                              19.56%       (8.09%)      (5.09%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.38%, 1.42% and 1.67% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2004         2003         2002(b)
Net asset value, beginning of period                                          $4.14        $4.54        $4.81
Income from investment operations:
Net investment income (loss)                                                   (.01)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                               .78         (.39)        (.26)
Total from investment operations                                                .77         (.40)        (.27)
Net asset value, end of period                                                $4.91        $4.14        $4.54

Ratios/supplemental data
Net assets, end of period (in millions)                                        $154         $121         $102
Ratio of expenses to average daily net assets(c),(e)                          2.13%        2.11%        2.11%(d)
Ratio of net investment income (loss) to average daily net assets             (.40%)       (.27%)       (.46%)(d)
Portfolio turnover rate (excluding short-term securities)                       34%          46%          41%
Total return(f)                                                              18.60%       (8.81%)      (5.61%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2004         2003         2002(b)
Net asset value, beginning of period                                          $4.15        $4.55        $4.81
Income from investment operations:
Net investment income (loss)                                                   (.01)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                               .78         (.39)        (.25)
Total from investment operations                                                .77         (.40)        (.26)
Net asset value, end of period                                                $4.92        $4.15        $4.55

Ratios/supplemental data
Net assets, end of period (in millions)                                          $9           $7           $7
Ratio of expenses to average daily net assets(c),(e)                          2.13%        2.11%        2.11%(d)
Ratio of net investment income (loss) to average daily net assets             (.39%)       (.26%)       (.46%)(d)
Portfolio turnover rate (excluding short-term securities)                       34%          46%          41%
Total return(f)                                                              18.55%       (8.79%)      (5.39%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2004(b)
Net asset value, beginning of period                                   $5.21
Income from investment operations:
Net investment income (loss)                                             .03
Net gains (losses) (both realized and unrealized)                       (.22)
Total from investment operations                                        (.19)
Net asset value, end of period                                         $5.02

Ratios/supplemental data
Net assets, end of period (in millions)                                   $8
Ratio of expenses to average daily net assets(c),(e)                    .93%(d)
Ratio of net investment income (loss) to average daily net assets      1.12%(d)
Portfolio turnover rate (excluding short-term securities)                34%
Total return(f)                                                       (3.65%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.03% for the period ended May 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2004         2003         2002(b)
Net asset value, beginning of period                                          $4.21        $4.57        $4.81
Income from investment operations:
Net investment income (loss)                                                    .02          .02          .01
Net gains (losses) (both realized and unrealized)                               .80         (.38)        (.25)
Total from investment operations                                                .82         (.36)        (.24)
Less distributions:
Dividends from net investment income                                           (.01)          --           --
Net asset value, end of period                                                $5.02        $4.21        $4.57

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--
Ratio of expenses to average daily net assets(c),(e)                          1.19%        1.16%        1.11%(d)
Ratio of net investment income (loss) to average daily net assets              .59%         .67%         .56%(d)
Portfolio turnover rate (excluding short-term securities)                       34%          46%          41%
Total return(f)                                                              19.59%       (7.84%)      (4.89%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.22%, 1.24% and 1.49% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Report of Independent  Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2004, and the financial highlights for each of the years in the two-year period ended May 31, 2004 and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Value Fund as of May 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 20, 2004

--------------------------------------------------------------------------------
26   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Value Fund
Fiscal year ended May 31, 2004

Class A

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                       100%
   Dividends Received Deduction for corporations                   100%

Payable date                                                  Per share
Dec. 18, 2003                                                  $0.00945

Class Y

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                       100%
   Dividends Received Deduction for corporations                   100%

Payable date                                                  Per share
Dec. 18, 2003                                                  $0.01438

--------------------------------------------------------------------------------
27   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held       Principal occupation during past five     Other directorships
                                   with Fund and       years
                                   length of service
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Arne H. Carlson                    Board member        Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999          (provides administrative services to
Minneapolis, MN 55402                                  boards). Former Governor  of Minnesota
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Philip J. Carroll, Jr.             Board member        Retired Chairman and CEO,  Fluor          Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002          Corporation (engineering and              Materials Company, Inc.
Minneapolis, MN 55402                                  construction) since 1998                  (construction
Age 66                                                                                           materials/chemicals)
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Livio D. DeSimone                  Board member        Retired Chair of the Board and  Chief     Cargill, Incorporated
30 Seventh Street East             since 2001          Executive Officer, Minnesota Mining and   (commodity merchants and
Suite 3050                                             Manufacturing (3M)                        processors), General Mills,
St. Paul, MN 55101-4901                                                                          Inc. (consumer foods),
Age 70                                                                                           Vulcan Materials Company
                                                                                                 (construction materials/
                                                                                                 chemicals), Milliken &
                                                                                                 Company (textiles and
                                                                                                 chemicals), and Nexia
                                                                                                 Biotechnologies, Inc.
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Anne P. Jones                      Board member        Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Stephen R. Lewis, Jr.*             Board member        Retired President and Professor of        Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002          Economics, Carleton College               (manufactures irrigation
Minneapolis, MN 55402                                                                            systems)
Age 65
---------------------------------- ------------------- ----------------------------------------- -----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alan K. Simpson                   Board member         Former three-term United States Senator
1201 Sunshine Ave.                since 1997           for Wyoming
Cody, WY 82414
Age 72
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alison Taunton-Rigby              Board member since   Founder and Chief Executive Officer,
901 S. Marquette Ave.             2002                 RiboNovix, Inc. since 2004; President,
Minneapolis, MN 55402                                  Forester Biotech since 2000; prior to
Age 60                                                 that, President and CEO, Aquila
                                                       Biopharmaceuticals, Inc.
--------------------------------- -------------------- ----------------------------------------- -----------------------------

Board Member Affiliated with AEFC**

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
William F. Truscott               Board member         Senior Vice President - Chief
53600 AXP Financial Center        since 2001,  Vice    Investment Officer of AEFC since 2001.
Minneapolis, MN 55474             President  since     Former Chief Investment Officer and
Age 43                            2002                 Managing Director, Zurich Scudder
                                                       Investments
--------------------------------- -------------------- ----------------------------------------- -----------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
29   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Jeffrey P. Fox                    Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center        2002                 AEFC, since 2002;  Vice President -
Minneapolis, MN 55474                                  Finance, American Express Company,
Age 49                                                 2000-2002;  Vice President - Corporate
                                                       Controller, AEFC, 1996-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Paula R. Meyer                    President since      Senior Vice President and General
596 AXP Financial Center          2002                 Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                                  2002; Vice President and Managing
Age 50                                                 Director - American Express Funds,
                                                       AEFC, 2000-2002; Vice President, AEFC,
                                                       1998-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Leslie L. Ogg                     Vice President,      President of Board Services Corporation
901 S. Marquette Ave.             General Counsel,
Minneapolis, MN 55402             and Secretary
Age 65                            since 1978
--------------------------------- -------------------- ----------------------------------------- -----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS VALUE FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)


American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees paid for the years ended May 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Partners Series, Inc. were as follows:

                        2003 - $116,702;                      2002 - $76,688

(b) Audit - Related Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Partners Series, Inc. were as follows:

                        2003 - $544;                          2002 - $271

(c) Tax Fees. The fees paid for the years ended May 31, to KPMG LLP for tax compliance related services for AXP Partners Series, Inc. were as follows:

                        2003 - $15,925;                       2002 - $10,750

(d) All Other Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Partners Series, Inc. were as follows:

                        2003 - None;                          2002 - $17

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2003 and 2002 were pre-approved by the audit committee with the exception of the 2002 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended May 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2003 - None;                          2002 - None

         The fees paid for the years ended May 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2003 - $71,000;                       2002 - $164,000

(h) For the fees disclosed in item (g) above, 100% and 97% of the fees for services performed during 2003 and 2002, respectively, were pre-approved by the audit committee. The exception was a 2002 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Partners Series, Inc.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2004


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2004




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          August 3, 2004